BRIGHTHOUSE FUNDS TRUST I

PanAgora Global Diversified Risk Portfolio

PROXY STATEMENT/PROSPECTUS

December 31, 2021

This is a brief overview of the reorganization proposed for your portfolio. We encourage you to read the full text of the enclosed proxy statement/prospectus.

Q: Why are you sending me this information?

Mutual funds are required to obtain shareholder approval for certain kinds of changes, like the reorganization proposed in the enclosed proxy statement/prospectus. Shares of the above-listed fund are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. References to “shareholders” herein refer to separate accounts of Participating Insurance Companies and/or to other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” As a Contract Owner with Contract values allocated to the above-listed fund, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the reorganization involving your fund.

Q: What is a reorganization?

A fund reorganization involves one portfolio transferring all of its assets and liabilities to another portfolio in exchange for shares of such portfolio. Once completed, Contract Owners with interests in the selling portfolio will have interests in the buying portfolio.

Q: Are my voting instructions important?

Absolutely! While the board of trustees (the “Board”) of the portfolio listed above has reviewed the proposed reorganization and recommends that you approve it, these proposals cannot go forward without the approval of Contract Owners of the Selling Portfolio (defined below).

Q: What is the proposal?

Contract Owners are being asked to provide voting instructions regarding the reorganization of PanAgora Global Diversified Risk Portfolio (the “Selling Portfolio”) into PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio) (the “Buying Portfolio”).

The Participating Insurance Company that issued your Contract is the legal owner of the Selling Portfolio’s shares and will vote those shares at a special meeting of shareholders of the Selling Portfolio. However, as a Contract Owner, you are entitled to instruct that Participating Insurance Company how to vote the shares attributable to your Contract. Each Participating Insurance Company intends to vote shares of which it is the legal owner and for which no voting instructions are provided in the same proportion as the shares it owns and for which voting instructions have been provided.

If the Reorganization of the Selling Portfolio is approved by the Participating Insurance Companies and the other closing conditions (as described in the enclosed proxy statement/prospectus under the section titled “Additional Information About the Reorganization—Conditions to Closing the Reorganization”) are met, interests in the Selling Portfolio attributable to your Contract will, in effect, be converted into interests in the Buying Portfolio with the same aggregate net asset value as that of the Selling Portfolio interests at the time of the Reorganization. (The Selling Portfolio and the Buying Portfolio are referred to individually or collectively as a “Portfolio” or the “Portfolios,” respectively.) While the aggregate net asset value of shares attributable to your

Contract will not change as a result of the Reorganization, the number of shares attributable to your Contract may differ based on each Portfolio’s net asset value. It is currently expected that, effective upon the closing of the Reorganization, the Buying Portfolio will be renamed PanAgora Global Diversified Risk Portfolio.

We encourage you to read the full text of the enclosed proxy statement/prospectus to obtain a more detailed understanding of the matters relating to the proposed Reorganization.

Q: Why is the Reorganization being proposed?

Brighthouse Investment Advisers, LLC (“BIA”), each Portfolio’s investment manager, proposed the Reorganization to the Board in order to streamline the product offerings of the funds managed by BIA, so that management, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of the Selling Portfolio into the Buying Portfolio will enable shareholders of the Selling Portfolio to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment strategy. It is expected that following the proposed Reorganization, the total annual portfolio operating expenses and net operating expenses borne by Selling Portfolio shareholders would be lower than the total annual portfolio operating expenses and net operating expenses they currently bear.

Q: Are there costs or tax consequences of the Reorganization?

The subadviser for the Buying Portfolio has agreed to bear the costs of the Reorganization other than transaction costs (e.g., brokerage commissions, taxes and fees) associated with portfolio repositioning. See the section of the proxy statement/prospectus entitled “How the Reorganization Will Work” for more detail regarding the costs of the Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization. See the section of the proxy statement/prospectus entitled “Tax Status of the Reorganization” for more detail regarding the tax consequences of the Reorganization.

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

It is expected that, following the proposed Reorganization, the total annual portfolio operating expenses and net operating expenses borne by Selling Portfolio shareholders would be lower than the total annual portfolio operating expenses and net operating expenses they currently bear, as described in detail in the proxy statement/prospectus under “Reorganization Proposal—Summary—Fees and Expenses.” Although the management fee schedule for the Buying Portfolio is higher at some asset levels than the management fee schedule for the Selling Portfolio, shareholders of the Selling Portfolio are expected to incur the same or lower actual management fees after the Reorganization at all asset levels, after giving effect to a contractual advisory fee waiver entered into by BIA.

Q: If approved, when will the Reorganization happen?

The Reorganization will take place following shareholder approval of the Reorganization, and is expected to close in the second quarter of 2022.

Q: How does the Board recommend that I instruct my Participating Insurance Company to vote?

After careful consideration, the Board recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of the Selling Portfolio.

Q: How can I provide voting instructions?

You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for information on voting by telephone, internet or mail.

Q: Whom should I call if I have questions?

If you have questions about the proposal described in the proxy statement or the prospectus, please call (888) 477-0536. If you have questions about procedures for providing voting instructions, please call Computershare Fund Services at (877) 225-6898. Computershare has been engaged to provide mailing and tabulation services.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

BRIGHTHOUSE FUNDS TRUST I

PanAgora Global Diversified Risk Portfolio

To be held February 25, 2022

A Special Meeting of Shareholders (the “Meeting”) of the portfolio listed above (the “Selling Portfolio”) will be held at 10:00 a.m. ET on February 25, 2022. At the Meeting, shareholders will consider, with respect to the Selling Portfolio:

An Agreement and Plan of Reorganization (the “Agreement”) by and between Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio series, and Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio II series (formerly, AQR Global Risk Balanced Portfolio) (the “Buying Portfolio”), pursuant to which the Selling Portfolio will transfer that portion of its assets attributable to its shares (in aggregate, all of its assets) to the Buying Portfolio, in exchange for shares of the Buying Portfolio and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of the Buying Portfolio will be distributed proportionately to shareholders of the Selling Portfolio. After the reorganization is completed, Selling Portfolio shareholders will be shareholders of the Buying Portfolio, and the Selling Portfolio will be dissolved.

In light of public health concerns regarding the coronavirus pandemic and to support the well-being of shareholders and the community, the Meeting will be held solely by means of remote communication, and shareholders will not be able to attend the Meeting in person. If you plan to participate in the Meeting, please email shareholdermeetings@computershare.com in advance of the Meeting and provide us with your full name, the “control number” on your proxy card, and mailing address to receive the teleconference dial-in information. Requests to attend the Meeting must be received no later than February 22, 2022 at 5:00 p.m.

Please carefully read the enclosed proxy statement/prospectus, as it discusses this proposal in more detail. Shares of the Selling Portfolio are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. If you held a Contract as of the close of business on November 30, 2021, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. If you cannot attend the Meeting, please instruct your Participating Insurance Company how to vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call the Participating Insurance Company that issued your Contract. It is important that you instruct your Participating Insurance Company how to vote the shares attributable to your Contract. The board of trustees of the Selling Portfolio recommends that you instruct your Participating Insurance Company to vote FOR the reorganization of the Selling Portfolio.

By order of the boards of trustees

/s/ Dina Lee

Dina Lee, Assistant Secretary
December 31, 2021

BRIGHTHOUSE FUNDS TRUST I

PanAgora Global Diversified Risk Portfolio

PROXY STATEMENT/PROSPECTUS

December 31, 2021

This document is a proxy statement for the Selling Portfolio (as defined below) and a prospectus for the Buying Portfolio (as defined below). The address and telephone number of the Selling Portfolio and the Buying Portfolio are c/o Brighthouse Investment Advisers, LLC, 125 High Street, Suite 732, Boston, Massachusetts 02110, and 800-638-7732. This proxy statement/prospectus (“Proxy Statement/Prospectus”) and the enclosed proxy card or voting instruction card were first mailed to shareholders of the Selling Portfolio beginning on or about January 19, 2022. This Proxy Statement/Prospectus contains information you should know before providing voting instructions on the following proposal with respect to the Selling Portfolio, as indicated below. You should retain this document for future reference.

Proposal	To be voted on by shareholders of:
To approve an Agreement and Plan of Reorganization by and between Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio series (the “Selling Portfolio”), and Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio II series (the “Buying Portfolio”). Under the agreement, the Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares of the Buying Portfolio (as indicated below) and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of the Buying Portfolio will be distributed proportionately to shareholders of the Selling Portfolio.	PanAgora Global Diversified Risk Portfolio

Selling Portfolio Share Class		Buying Portfolio Share Class
Class B	g	Class B

The proposal will be considered by shareholders who owned shares of the Selling Portfolio on November 30, 2021 at a special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m. ET on February 25, 2022. In light of public health concerns regarding the coronavirus pandemic and to support the well-being of shareholders and the community, the Meeting will be held solely by means of remote communication, and shareholders will not be able to attend the Meeting in person. If you plan to participate in the Meeting, please email shareholdermeetings@computershare.com in advance of the Meeting and provide us with your full name, the “control number” on your proxy card, and mailing address to receive the teleconference dial-in information. Requests to attend the Meeting must be received no later than February 22, 2022 at 5:00 p.m. Each of the Selling Portfolio and the Buying Portfolio (each a “Portfolio” and together, the “Portfolios”) is a registered open-end management investment company (or a series thereof).

Shares of the Selling Portfolio are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of the Selling Portfolio’s shares and therefore holds all voting rights with respect to those shares. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” refer to a separate account of a Participating Insurance Company.

The Participating Insurance Company that issued your Contract sponsors a separate account that funds your Contract. This separate account, along with any other separate accounts sponsored by a Participating Insurance Company, is the shareholder of your Selling Portfolio. The separate account is composed of sub-accounts. Because you allocated Contract values to a sub-account that invests in your Selling Portfolio, you are entitled to instruct the Participating Insurance Company how to vote the shares of the Selling Portfolio attributable to your Contract.

The board of trustees (the “Board”) of the Selling Portfolio recommends that shareholders approve the reorganization of the Selling Portfolio into the Buying Portfolio (the “Reorganization”). If shareholders of the Selling Portfolio fail to approve the Reorganization, the Board of the Selling Portfolio will consider what other actions, if any, may be appropriate.

How the Reorganization Will Work

•

The Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares of the Buying Portfolio and the assumption by the Buying Portfolio of all of the Selling Portfolio’s liabilities.

•

The Buying Portfolio will issue shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Selling Portfolio, less the liabilities it assumes from the Selling Portfolio. Shares of the Buying Portfolio will be distributed to the shareholders of the Selling Portfolio in proportion to their holdings of the Selling Portfolio.

•

The costs of the Reorganization will be borne by the subadviser of the Buying Portfolio, except for the costs associated with repositioning certain portfolio assets of the Selling Portfolio in connection with the Reorganization, which are estimated to be approximately $350,0000 (or 15 basis points) and will be borne by the Selling Portfolio.

•

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

•	After the Reorganization is completed, Selling Portfolio shareholders will be shareholders of the Buying Portfolio, and the Selling Portfolio will be dissolved.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

•	the Statement of Additional Information of the Buying Portfolio relating to the Reorganization (the “Merger SAI”), dated December 31, 2021;

•	the prospectus of PanAgora Global Diversified Risk Portfolio, dated April 30, 2021, as supplemented to date;

•	the Statement of Additional Information relating to PanAgora Global Diversified Risk Portfolio, dated April 30, 2021, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of PanAgora Global Diversified Risk Portfolio for the year ended December 31, 2020 and the unaudited financial statements included in the Semiannual Report to Shareholders of PanAgora Global Diversified Risk Portfolio for the period ended June 30, 2021;

For a free copy of any of the documents listed above and/or to ask questions about this Proxy Statement/Prospectus, please call the Participating Insurance Company that issued your Contract.

Each of the Portfolios is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Portfolios are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that a Portfolio will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
SECTION A—REORGANIZATION PROPOSAL	9
SUMMARY	9
How the Reorganization Will Work	9
Tax Consequences	9
Fees and Expenses of the Reorganization	10
Fees and Expenses. Reorganization of PanAgora Global Diversified Risk Portfolio into PanAgora Global Diversified Risk Portfolio II	10
Comparison of Objectives, Strategies and Risks. Reorganization of PanAgora Global Diversified Risk Portfolio into PanAgora Global Diversified Risk Portfolio II	12
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	19
Terms of the Reorganization	19
Conditions to Closing the Reorganization	19
Termination of the Agreement	20
Tax Status of the Reorganization	20
Reason for the Proposed Reorganization and Board Deliberation	22
Board Recommendation and Required Vote	24
SECTION B—PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	24
SECTION C—CAPITALIZATION, OWNERSHIP OF PORTFOLIO SHARES AND FINANCIAL HIGHLIGHTS	26
Capitalization of Selling Portfolio and Buying Portfolio	26
Ownership of Selling Portfolio and Buying Portfolio Shares	27
Financial Highlights of the Buying Portfolio	27
Exhibit A	30

SECTION A—REORGANIZATION PROPOSAL

The following information describes the proposed Reorganization.

SUMMARY

This Proxy Statement/Prospectus is being used by the Selling Portfolio to solicit proxies to vote at a special meeting of shareholders. Shareholders of the Selling Portfolio will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of the Selling Portfolio into the Buying Portfolio.

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How the Reorganization Will Work

•	The Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares and the assumption by the Buying Portfolio of all of the Selling Portfolio’s liabilities.

•

The Buying Portfolio will issue shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Selling Portfolio, less the liabilities it assumes from the Selling Portfolio. Shares of the Buying Portfolio will be distributed to the shareholders of the Selling Portfolio in proportion to their holdings of such class of the Selling Portfolio.

•

The costs of the Reorganization will be borne by the subadviser of the Buying Portfolio, except for the costs associated with repositioning certain portfolio assets of the Selling Portfolio in connection with the Reorganization, which are estimated to be approximately $350,0000 (or 15 basis points) and will be borne by the Selling Portfolio.

•

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

•

After the Reorganization is completed, Selling Portfolio shareholders will be shareholders of the Buying Portfolio, and the Selling Portfolio will be dissolved. It is currently expected that, effective upon the closing of the Reorganization, the Buying Portfolio will be renamed PanAgora Global Diversified Risk Portfolio.

Tax Consequences

For U.S. federal income tax purposes, although not free from doubt, it is expected that the Reorganization will be tax-free and accordingly that Selling Portfolio shareholders will not and the Selling Portfolio will not recognize gain or loss as a direct result of the Reorganization. The Reorganization will not take place unless the Selling Portfolio and the Buying Portfolio receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganization.”

The Selling Portfolio shareholder’s aggregate tax basis in the shares it receives is expected to carry over from the shareholder’s corresponding Selling Portfolio shares, and the Selling Portfolio shareholder’s holding period in the shares it receives is expected to include the shareholder’s holding period in the corresponding Selling Portfolio shares.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code, or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

Fees and Expenses of the Reorganization

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio. The tables do not reflect fees or expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the tables.

Annual portfolio operating expense ratios are based on current and pro forma fees and expenses during the Selling Portfolio’s most recently completed fiscal year, and are expressed as a percentage of the Portfolio’s average net assets during the period. “Prior Subadviser” expense ratios for the Buying Portfolio reflect the expenses incurred during the Buying Portfolio’s most recently completed fiscal year when a different subadviser provided subadvisory services to the Portfolio pursuant to a subadvisory agreement that terminated on December 15, 2021.

Pro forma expense ratios assume completion of the proposed Reorganization and are based on the average net assets of the Buying Portfolio and the Selling Portfolio for the fiscal year ended December 31, 2020, adjusted to reflect current and expected fees and expense limitation arrangements. As of the date of this Proxy Statement/Prospectus, each Portfolio’s net assets may be lower or higher than the Portfolio’s average net assets over such period. In general, a Portfolio’s annual operating expense ratios will increase as the Portfolio’s assets decrease and will decrease as the Portfolio’s assets increase. Accordingly, each Portfolio’s annual operating expense ratios, if adjusted based on net assets as of the date of this Proxy Statement/Prospectus, could be higher or lower than those shown in the tables below. Although the management fee schedule for the Buying Portfolio is higher at some asset levels than the management fee schedule for the Selling Portfolio, shareholders of the Selling Portfolio are expected to incur the same or lower actual management fees after the Reorganization at all asset levels, after giving effect to a contractual advisory fee waiver entered into by Brighthouse Investment Advisers, LLC (“BIA”).

The Buying Portfolio has contractual fee waiver and/or expense reimbursement arrangements. For more information, see the Buying Portfolio’s prospectuses or semi-annual shareholder report.

Fees and Expenses. Reorganization of PanAgora Global Diversified Risk Portfolio into PanAgora Global Diversified Risk Portfolio II

Current and Pro Forma Expenses

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class B
PanAgora Global Diversified Risk Portfolio (Current) (Selling Portfolio)
Management fees	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.03%

Total Annual Portfolio Operating Expenses	1.13%

Class B
PanAgora Global Diversified Risk Portfolio II (Prior Subadviser) (Buying Portfolio)
Management Fees	0.62%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.95%
Fee Waiver[1]	(0.01%)

Net Operating Expenses	0.94%

Class B
PanAgora Global Diversified Risk Portfolio II (Pro Forma) (Buying Portfolio)
Management fees	0.62%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.04%

Total Annual Portfolio Operating Expenses	0.94%
Fee Waiver [2]	(0.03%)

Net Operating Expenses	0.91%

1

BIA has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the management fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of the Buying Portfolio.

2

BIA has contractually agreed to waive a portion of its management fee through at least December 31, 2022 to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to PanAgora Asset Management, Inc. and the subadvisory fee previously payable by BIA to the Selling Portfolio’s prior subadviser. This arrangement may be modified or discontinued only with the approval of the Board of the Buying Portfolio.

Expense example: The example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The example does not reflect fees and expenses imposed under your Contract, if any. If the example reflected those fees and expenses, the figures shown would be higher. The example assumes that you invest $10,000 in the applicable Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Portfolio, assuming completion of the proposed Reorganization. The example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same as those shown in the Annual Portfolio Operating Expenses tables above. The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Portfolio’s Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	1 year	3 years	5 years	10 years
PanAgora Global Diversified Risk Portfolio (Current) (Selling Portfolio)
Class B	$115	$359	$622	$1,375
PanAgora Global Diversified Risk Portfolio II (Prior Subadviser) (Buying Portfolio)
Class B	$96	$302	$525	$1,165
PanAgora Global Diversified Risk Portfolio II (Pro Forma) (Buying Portfolio)
Class B	$93	$297	$517	$1,152

Because Class B shares do not have a deferred sales charge, you would pay the same costs shown in the table above if you did not redeem your shares at the end of the periods indicated.

Comparison of Objectives, Strategies and Risks. Reorganization of PanAgora Global Diversified Risk Portfolio into PanAgora Global Diversified Risk Portfolio II

Comparison of Objectives, Strategies and Risks

The Selling Portfolio and the Buying Portfolio:

•	Have BIA as investment manager.

•	Share the same subadviser, PanAgora Asset Management, Inc. (“PanAgora”), and portfolio management team.[1]

•	Have the same investment objectives and principal investment strategies.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit A for a description of these policies for the Buying Portfolio.

•	Are structured as series of Brighthouse Funds Trust I (the “Trust”).

Unless otherwise noted, references to “the Portfolio” are intended to refer to each of the Buying Portfolio and the Selling Portfolio.

Comparison of Investment Objectives

The Portfolios seek the same investment objective: total return.

Because any investment involves risk, there can be no assurance that a Portfolio’s investment objective will be achieved. The investment objective of each Portfolio may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Portfolios have the same investment strategies. PanAgora pursues an investment strategy for each Portfolio designed to generate returns from a combination of asset classes with diversified risk characteristics. PanAgora will allocate each Portfolio’s assets among equities, fixed-income instruments and commodities. PanAgora will allocate each Portfolio’s assets among these asset classes in an effort to diversify each Portfolio’s risk over three areas: equity risk, fixed-income risk and inflation risk. Each Portfolio’s risk diversified strategy is managed to target an annualized volatility level of 10% as discussed below.

In allocating assets among the different classes, PanAgora follows a proprietary “Risk Parity” approach, which seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, marginal contribution to volatility, estimated potential loss, and other proprietary measures) when building each Portfolio. For example, each Portfolio will generally allocate a greater portion of its assets to a lower risk asset class, such as developed market bonds, than to a higher risk asset class, such as global equities. In its “neutral” position, each Portfolio’s assets will be allocated among the different asset classes in an attempt to diversify each Portfolio’s risk exposure so that the anticipated contribution of each asset class to the overall risk of each Portfolio will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, there is no assurance that this targeted contribution of risk from each asset class can be achieved. Because of the difference in the amount of risk inherent in these asset classes, the percentage of each

1

Prior to December 15, 2021, the Buying Portfolio was known as AQR Global Risk Balanced Portfolio, and another subadviser provided day-to-day management of the Buying Portfolio’s investments pursuant to different investment strategies.

Portfolio’s assets allocated to each asset class is likely to be significantly different from the targeted risk expected from that asset class. PanAgora also expects to tactically vary each Portfolio’s allocation to the asset classes depending on market conditions, which will cause each Portfolio to deviate from its neutral position. The targeted overall risk level of each Portfolio may also be increased or decreased by PanAgora, depending on market conditions. Additionally, market movements are likely to change the risk levels and risk allocation of each Portfolio.

Following are the instruments expected to be utilized, either through direct investment in physical securities or through derivative instruments, including primarily futures and swaps on futures, to gain exposure to the different areas of risk:

Exposure to equity risk: global developed markets large-cap equities, global emerging markets equities, U.S. midcap equities, and U.S. small cap equities.

Exposure to fixed income risk: global developed market bonds.

Exposure to inflation risk: global inflation linked government bonds, including Treasury Inflation Protected Securities (“TIPS”), commodity futures and swaps, and emerging markets currencies, including through cash bonds and currency forwards.

Each Portfolio may also invest in exchange-traded funds (“ETFs”), exchange-traded notes, and money market instruments.

PanAgora will normally target an annualized volatility level for each Portfolio of 10%; however, the actual or realized volatility for longer or shorter periods may be materially higher or lower depending on market conditions, and therefore each Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. PanAgora may also, under certain exceptional market conditions, target a lower volatility level for each Portfolio. While PanAgora attempts to manage each Portfolio’s volatility exposure to stabilize performance, there can be no assurance that either Portfolio will achieve the targeted volatility.

Each Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.

Neither Portfolio has geographic limits on where its investments may be located or where its assets may be exposed, except that its investments in (and exposure to) fixed income securities will be limited to those issued by governments or corporate entities located in developed markets. Each Portfolio may invest in or have exposure to equity securities of companies of any market capitalization.

As a result of each Portfolio’s use of derivative instruments, the Portfolio may at times have leveraged exposure to one or more asset classes. Each Portfolio’s use of futures contracts, forward contracts, swaps and certain other derivative instruments will have the effect of economic leverage. Economic leverage magnifies exposure to the swings in prices of the asset class underlying those instruments and results in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use derivative instruments that have a leveraging effect. Leveraging also tends to magnify, sometimes significantly, the effect of any increase or decrease in each Portfolio’s exposure to an asset class and may cause each Portfolio’s net asset value to be volatile. There is no assurance that either Portfolio’s use of derivative instruments providing enhanced exposure will enable the Portfolio to achieve its investment objective. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on each Portfolio’s ability to use leverage.

Each Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”), in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. PanAgora also manages the assets of each Subsidiary. Generally, each Portfolio’s Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments such as financial futures, option and swap contracts, equity and fixed income securities, cash and cash equivalents, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for each Subsidiary’s derivative positions. Unlike the Portfolios, each Subsidiary may invest without limitation in commodity-linked derivatives; however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolios’ transactions in derivatives. In addition, each Portfolio and its Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. Each Portfolio is the sole shareholder of its Subsidiary and does not expect shares of such Subsidiary to be offered or sold to other investors.

A significant portion of the assets of each Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, investment grade corporate obligations, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the derivative positions each Portfolio takes and also earn income for the Portfolio. While each Portfolio normally does not engage in borrowing, leverage will be created when the Portfolio engages in futures transactions or uses certain other derivative instruments.

Comparison of Fundamental and Non-Fundamental Investment Policies

The fundamental and non-fundamental investment policies of the Selling Portfolio and the Buying Portfolio are the same. A “fundamental” investment policy is one that may not be changed without a shareholder vote. A “non-fundamental” investment policy is one that may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Comparison of Principal Risks

The principal risks associated with investments in the Buying Portfolio and the Selling Portfolio are the same because the Portfolios have the same investment objectives, principal investment strategies, and investment policies. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio’s portfolio and on market conditions, both of which change over time. The Buying Portfolio and the Selling Portfolio are subject to the principal risks described below.

Volatility Management Risk. Although PanAgora attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that PanAgora will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by PanAgora to manage volatility, the implementation of those strategies by PanAgora or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by PanAgora may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.

Model and Data Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Asset Allocation Risk. The Portfolio’s ability to achieve its investment objective depends upon PanAgora’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if PanAgora allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Derivatives Risk. The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Leveraging Risk. Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk. The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

TIPS and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Commodities Risk. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.

Credit and Counterparty Risk. The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.

Investment Company and Exchange-Traded Fund Risk. An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

Non-Diversification Risk. Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Portfolio Turnover Risk. The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Comparison of Performance

The information below provides some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Performance results may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Bar Charts. Class B share information for each Portfolio is shown in the bar charts.

Tables. The tables below show total returns from investments in Class B shares of each Portfolio. The returns shown are compared to broad measures of market performance shown for the same periods. The tables reflect that the Selling Portfolio has outperformed the Buying Portfolio for the one- and five-year periods ended December 31, 2020. The Buying Portfolio’s performance information reflects its principal investment strategies prior to December 15, 2021, the date on which the Buying Portfolio’s principal investment strategies were changed to mirror those of the Selling Portfolio.

PanAgora Global Diversified Risk Portfolio II (Buying Portfolio)

Effective December 15, 2021, PanAgora became the subadviser to the Buying Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had PanAgora been its subadviser and had its current principal investment strategies then been in effect.

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +9.82% (first quarter of 2019) and the lowest return for a calendar quarter was -10.61% (first quarter of 2020).

PanAgora Global Diversified Risk Portfolio (Selling Portfolio)

Year-by-Year Total Return for Class B Shares as of December 31 of Each Year

During the periods shown in the bar chart, the highest return for a calendar quarter was +11.35% (first quarter of 2019) and the lowest return for a calendar quarter was -9.70% (first quarter of 2020).

PanAgora Global Diversified Risk Portfolio II (Buying Portfolio)

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	3.02%	6.72%	3.82%	05-02-11
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.21%	—

PanAgora Global Diversified Risk Portfolio (Selling Portfolio)

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	Since Inception	Inception Date
Class B	11.85%	9.55%	6.96%	04-14-14
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	12.24%	9.36%	7.39%	—

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of Each Reorganization

The Board of each Portfolio has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Proxy Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

The Reorganization is expected to occur before the end of the first half of 2022, subject to approval by Selling Portfolio shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the Selling Portfolio and the Buying Portfolio.

•

The Selling Portfolio will transfer all of its assets to the Buying Portfolio and, in exchange, the Buying Portfolio will assume all the Selling Portfolio’s liabilities and will issue shares to the Selling Portfolio. The value of the Selling Portfolio’s assets, as well as the number of shares to be issued to the Selling Portfolio, will be determined in accordance with the Agreement. The shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Portfolio, less the liabilities assumed by the Buying Portfolio in the transaction. The shares will be distributed, as soon after the closing date as is conveniently practicable, to Selling Portfolio shareholders in proportion to their holdings of shares of the Selling Portfolio, in liquidation of the Selling Portfolio. As a result, shareholders of the Selling Portfolio will become shareholders of the Buying Portfolio.

•

The net asset value of the Selling Portfolio and the Buying Portfolio will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Portfolio will have declared and paid one or more dividends that, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing all of the Selling Portfolio’s net investment income and net realized capital gains, if any, to the shareholders of the Selling Portfolio for its tax year ending on or prior to the closing of the Reorganization, and for prior tax years to the extent such dividends are eligible to be treated as paid in respect of such prior tax years.

•

The Selling Portfolio will have delivered to the Buying Portfolio a certificate executed in its name by a President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Buying Portfolio and dated as of the closing date of the Reorganization, to the effect that the representations and warranties of the Selling Portfolio made in the Agreement are true and correct as of the closing date.

•

The Buying Portfolio will have delivered to the Selling Portfolio a certificate executed in its name by a President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Selling Portfolio and dated as of the closing date of the Reorganization, to the effect that the representations and warranties of the Buying Portfolio made in the Agreement are true and correct as of the closing date.

•	The Selling Portfolio and the Buying Portfolio will have received any opinions of counsel necessary to carry out the Reorganization.

•	The Selling Portfolio and the Buying Portfolio will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Portfolio will have approved the Agreement by the requisite vote.

•

Each of the Selling Portfolio and the Buying Portfolio will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganization,” the shareholders of the Selling Portfolio will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Portfolio shares for the shares of the Buying Portfolio in connection with the Reorganization and the Selling Portfolio generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated by mutual agreement of the Selling Portfolio and the Buying Portfolio prior to the closing thereof, or by either the Selling Portfolio or the Buying Portfolio in the event of a material breach of the Agreement by the other Portfolio or a failure of any condition precedent to the terminating Portfolio’s obligations under the Agreement or in response to a governmental authority’s entry of a final order enjoining the transaction. In the event of a termination, BIA and/or PanAgora will bear all costs associated with the Reorganization.

Tax Status of the Reorganization

Each of the Selling Portfolio and the Buying Portfolio intends to qualify each year for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Selling Portfolio and the Buying Portfolio will receive an opinion of Ropes & Gray LLP (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations issued thereunder, current administrative rules, pronouncements and court decisions, although the matter is not free from doubt, generally for U.S. federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Portfolio and the Buying Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357 of the Code, the Selling Portfolio will not recognize gain or loss upon the transfer of all of its assets to the Buying Portfolio in exchange for shares and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio, or upon the distribution of the shares by the Selling Portfolio to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Selling Portfolio, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

•	Under Section 354 of the Code, the shareholders of the Selling Portfolio will not recognize gain or loss upon the exchange of their Selling Portfolio shares for shares.

•

Under Section 358 of the Code, the aggregate tax basis of shares that the Selling Portfolio shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Portfolio shares exchanged therefor.

•

Under Section 1223(1) of the Code, the Selling Portfolio shareholder’s holding period for the shares received in the Reorganization will include the shareholder’s holding period for the Selling Portfolio shares exchanged therefor, provided the shareholder held such Selling Portfolio shares as capital assets on the date of the exchange.

•

Under Section 1032 of the Code, the Buying Portfolio will not recognize gain or loss upon the receipt of assets of the Selling Portfolio in exchange for shares and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio.

•

Under Section 362(b) of the Code, the Buying Portfolio’s tax basis in the assets of the Selling Portfolio transferred to the Buying Portfolio in the Reorganization will be the same as the Selling Portfolio’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in the second bullet point above.

•

Under Section 1223(2) of the Code, the Buying Portfolio’s holding periods in the assets received from the Selling Portfolio in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Selling Portfolio.

•

The Buying Portfolio will succeed to and take into account the items of the Selling Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Each opinion will be based on certain factual certifications made by the officers of the Selling Portfolio and the Buying Portfolio and will also be based on customary assumptions. As applicable, each opinion may note and distinguish certain published authority. It is possible that the IRS or a court could disagree with such an opinion from Ropes & Gray LLP, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, will not create any tax liability for Contract Owners. In addition, the Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, is not expected to be a taxable event for investors that hold shares in tax-advantaged accounts, such as tax-qualified retirement plans. Special tax rules apply to investments through such accounts. Persons investing through such accounts should consult their tax advisers to determine the precise effect of the Reorganization in light of their particular tax situation. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal may be subject to taxes and a 10% penalty. For a description of the tax consequences of investing in Contracts, Contract Owners should consult the applicable prospectus or other information provided by the Participating Insurance Company regarding their Contracts.

Although it is not expected to affect Contract Owners or investors that hold shares in tax-advantaged accounts, as a result of the Reorganization, each Portfolio participating in the Reorganization may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Portfolio, and the combined Portfolio will have tax attributes that reflect a blending of the tax attributes of each Portfolio at the time of the Reorganization.

A portion of the portfolio assets of the Buying Portfolio or Selling Portfolio may be sold at any time before or after the Reorganization in connection with the Reorganization. Estimated costs associated with the sale of such portfolio assets in connection with the Reorganization are approximately $350,000 (or 15 basis points) and will be borne by the Selling Portfolio. Any gains recognized in any such sales on a net basis, after reduction by any available losses as appropriate, will be distributed to shareholders during or with respect to the year of sale. Further, the Reorganization will end the tax year of the Selling Portfolio, and will therefore accelerate any distributions to shareholders from the Selling Portfolio for its short tax year ending on the date of the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Contract Owner. Contract Owners are urged to consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, Contract Owners should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganization.

Reasons for the Proposed Reorganization and Board Deliberations

At a meeting held on November 30, 2021 (the “Board Meeting”), all of the Trustees of the Trust, including the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act (the “Independent Trustees”), considered and approved the Reorganization. The Board, including the Independent Trustees, determined that the Reorganization was in the best interests of each of the Buying Portfolio and the Selling Portfolio, and that the interests of the existing shareholders of each of the Buying Portfolio and the Selling Portfolio will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization based on its review of the information provided by and the recommendations of BIA, the investment adviser to the Buying Portfolio and the Selling Portfolio. As investment adviser, BIA is responsible for overseeing each Portfolio and for making recommendations to the Board with respect to each Portfolio.

At the Board Meeting, BIA recommended to the Board that PanAgora Asset Management, Inc. (“PanAgora”) replace AQR Capital Management, LLC (“AQR”) as subadviser to the Buying Portfolio (formerly, the AQR Global Risk Balanced Portfolio), based on its determination that it was in best interests of the Buying Portfolio’s shareholders for PanAgora to serve as the Buying Portfolio’s subadviser, effective on or about December 15, 2021. BIA’s recommendation was based, in part, on the underperformance of the Buying Portfolio as compared to its relevant benchmarks and BIA’s determination that an ultimate consolidation of the Buying Portfolio and Selling Portfolio will produce cost savings and operational efficiencies for the benefit of shareholders of each Portfolio. In that regard, BIA explained the differences in the manner in which PanAgora and AQR manage their risk parity strategies. BIA also recommended that the Board approve conforming changes to the non-fundamental investment policies of the Buying Portfolio to those of Selling Portfolio, and the change of the Buying Portfolio’s name from “AQR Global Risk Balanced Portfolio” to “PanAgora Global Diversified Risk Portfolio II.” The Board also approved those changes at the Board Meeting.

At the Board Meeting, BIA also recommended that the Board approve the Reorganization to offer investors in the Selling Portfolio the opportunity to continue to invest in a Portfolio with the same principal investment strategies, subadviser and portfolio managers, though in a post-Reorganization Buying Portfolio with significantly greater current scale and, thus, greater potential to maintain scale over time. BIA also noted that the Reorganization would streamline the offerings of the funds managed by BIA, so that management, distribution and other resources could be focused more effectively on a smaller group of funds. In approving the Plan, the Board evaluated extensive information that was provided by BIA about each Portfolio and the terms of the proposed Reorganization. The information showed that the Reorganization was expected to result in operational efficiencies for the Selling Portfolio, although no assurance can be given that these efficiencies will be achieved.

In addition, the Board considered, among other things:

•	the terms and conditions of the Reorganization;

•

that the Reorganization will not result in the dilution of the interests of the shareholders of the Buying Portfolio and the Selling Portfolio because, among other things, each Portfolio uses identical valuation methodologies;

•

that the investment performance of the Selling Portfolio was more representative of the performance that would have been achieved by the combined portfolio because the performance of the Buying Portfolio was attributable to AQR, the prior subadviser;

•

that the Total Annual Portfolio Operating Expenses and Net Operating Expenses for the combined Portfolio after the Reorganization will be lower than those borne by each of the Buying Portfolio and Selling Portfolio prior to the Reorganization;

•

that, while the advisory fee schedule for the Buying Portfolio is higher at some asset levels than the advisory fee schedule for the Selling Portfolio, shareholders of the Selling Portfolio are expected to incur the same or lower actual advisory fees after the Reorganization at all asset levels, after giving effect to a contractual advisory fee waiver entered into by BIA;

•

that BIA agreed that it will not terminate or modify that contractual advisory fee waiver for the Buying Portfolio without Board approval for so long as PanAgora serves as a sub-advisor to the Buying Portfolio;

•

that PanAgora had agreed to a reduction in its contractual sub-advisory fees for managing the Selling Portfolio and to charge the same reduced sub-advisory fees to the Buying Portfolio, and BIA had agreed to waive its management fee in a proportionate amount;

•	that the Buying Portfolio and Selling Portfolio have the same investment objectives and principal investment strategies, effective on or about December 15, 2021;

•

that the costs of the Reorganization (other than transaction costs), including the preparation and filing with the SEC of the requisite prospectus/proxy statement on Form N-14 and mailing the final documents to the shareholders of the Selling Portfolio will be borne by PanAgora;

•	the anticipated portfolio transaction costs associated with the Reorganization that would be borne by the Selling Portfolio;

•	that, prior to the Reorganization, the Buying Portfolio would bear transition costs in connection with the change in its sub-adviser;

•

that it was preferable to structure the Reorganization so that the assets of the smaller Selling Portfolio are acquired by the Buying Portfolio, which is expected to result in a less complex sale transaction and lower transaction costs than would be expected to be incurred than if all of the assets of the larger Buying Portfolio were acquired by the Selling Portfolio

•	that the Reorganization is expected to be a tax-free transaction for federal income tax purposes;

•

that alternatives to the Reorganization available to shareholders of the Selling Portfolio include the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Independent Trustees were advised by independent legal counsel regarding the legal issues raised by the proposals.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of the shareholders of the Buying Portfolio and the Selling Portfolio. Consequently, the Board approved the Plan and directed that the Plan be submitted to shareholders of the Selling Portfolio for approval.

Board Recommendation and Required Vote

The Board of the Selling Portfolio unanimously recommends that shareholders of the Selling Portfolio approve the proposed Reorganization.

For the Selling Portfolio, the Reorganization must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Portfolio, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Portfolio is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Portfolio that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Portfolio are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Portfolio.

If the Reorganization is not approved for the Selling Portfolio, the Board will consider what further action would be in the best interest of the Selling Portfolio, including, potentially, continuing to operate the Selling Portfolio in its current form, revising the Selling Portfolio’s principal investment strategies, liquidating the Selling Portfolio or proposing a different reorganization for the Selling Portfolio.

If shareholders approve the Reorganization of the Selling Portfolio, it is anticipated that the Reorganization would occur before the end of the first half of 2022.

SECTION B—PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of the Selling Portfolio on November 30, 2021 (the “Record Date”) are entitled to vote at the Meeting. With respect to the Reorganization, shareholders of the Selling Portfolio are entitled to vote based on the ratio their interests bear to the interests of all holders entitled to vote. Shareholders are entitled to one vote for each share, and to a fractional vote for each fraction of a share held as to any matter on which the share is entitled to vote. All share classes of the Selling Portfolio will vote together as one class on the proposed Reorganization. The total number of shares of each class of the Selling Portfolio outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

Class B
PanAgora Global Diversified Portfolio
Shares Outstanding	22,031,278.36
Total Votes to which Entitled	22,031,278.36

Shares of the Selling Portfolios are owned of record by sub-accounts of separate accounts of Participating Insurance Companies established to fund benefits under Contracts issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Portfolio’s shares and will vote those shares at the meeting. However, as a Contract Owner, you are entitled to instruct the Participating Insurance Company how to vote the shares attributable to your Contract.

Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct their Participating Insurance Company how they wish the Selling Portfolio shares attributable to his or her contract to be voted. Contract Owners also may provide their instructions to the Participating Insurance Company by telephone or internet. Each Contract Owner is entitled to instruct his or her Participating Insurance

Company as to how to vote the shares attributable to his or her Contract. The Participating Insurance Companies will vote shares of the Selling Portfolio as instructed by their Contract Owners. If a Contract Owner simply signs and timely returns the voting instruction card, the Participating Insurance Company will treat the card as an instruction to vote the shares represented thereby in favor of the Agreement.

The Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving voting instructions has the power to revoke such instructions by providing superseding instructions by mail, telephone or internet. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Selling Portfolio shares even if only a small number of Contract Owners forward voting instructions, it is possible that a small number of Contract Owners may determine the outcome of the vote for the Selling Portfolio.

Quorum and Methods of Tabulation. A quorum is required for shareholders of the Selling Portfolio to take action at the Meeting. For the Selling Portfolio, one-third (33 1/3%) of the shares issued and outstanding constitutes a quorum. Because the Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, virtually or by proxy, of Participating Insurance Companies entitled to cast such votes will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

All shares represented at the Meeting virtually or by proxy will be counted for purposes of establishing a quorum. For the purpose of determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions will have the effect of votes against the Reorganization.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the Reorganization. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received.

Revoking a Shareholder’s Proxy. A shareholder may revoke its proxy prior to the Meeting by providing written notice to Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, NY 11749, or change its vote by submitting a subsequently executed and dated proxy card, by authorizing its proxy by internet or telephone on a later date, by attending the Meeting and casting its vote virtually or written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote. If a shareholder authorizes its proxy by internet or telephone, it may change its vote prior to the Meeting by authorizing a subsequent proxy by completing, signing and returning a proxy card dated as of a date that is later than its last internet or telephone proxy authorization or by attending the Meeting and casting its virtually. Merely attending the Meeting without voting will not revoke a prior proxy.

Solicitation of Proxies. The Board of the Selling Portfolio is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Selling Portfolio or by employees or agents of BIA and its affiliated companies. In addition, Computershare, 2950 Express Drive South, Suite 210, Islandia, NY 11749, has been engaged to assist in the solicitation of proxies, at an estimated cost of $25,596, plus expenses. These costs will be borne by the Buying Portfolio’s subadviser.

Shareholder Proposals. The Selling Portfolio does not hold annual meetings of shareholders. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the secretary of the applicable trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the trust in a reasonable period of time prior to that meeting.

Dissenters’ Right of Appraisal. Neither Contract Owners nor shareholders of the Selling Portfolio have appraisal or dissenters’ rights.

Other Business. The Board of the Selling Portfolio does not know of any matters to be presented at the Meeting other than the Reorganization. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for the Selling Portfolio, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting virtually or by proxy.

SECTION C—CAPITALIZATION, OWNERSHIP OF PORTFOLIO SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Portfolio and the Selling Portfolio (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of the Selling Portfolio and the Buying Portfolio
C-2	Current and pro forma ownership of shares of the Selling Portfolio and the Buying Portfolio
C-3	Financial highlights of the Buying Portfolio

Each Portfolio’s Investment Manager and Distributor. Brighthouse Investment Advisers, LLC, 125 High Street, Suite 732, Boston, Massachusetts 02110, is the investment manager for each Portfolio. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, is the distributor for each Portfolio.

Capitalization of Selling Portfolios and Buying Portfolios

The following table shows the capitalization as of December 31, 2020 for the Selling Portfolio and, with respect to the Buying Portfolio, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Selling Portfolio and the net assets of the Buying Portfolio. The pro forma combined shares outstanding are determined by dividing the net assets of the Buying Portfolio by the net asset value per share of the Selling Portfolio and adding the actual shares outstanding of the Selling Portfolio.

Table C-1. Current and Pro Forma Capitalization of the Selling Portfolio and the Buying Portfolio

Portfolio	Net assets	Net asset value per share	Shares outstanding*
PanAgora Global Diversified Risk Portfolio (Selling Portfolio)
Class B	$264,128,977	$11.34	23,291,855

Total	$264,128,977		23,291,855

PanAgora Global Diversified Risk Portfolio II (Current) (Buying Portfolio)**
Class B	$2,985,284,269	$8.53	350,059,351

Total	$2,985,284,269		350,059,351

PanAgora Global Diversified Risk Portfolio II (Pro Forma Combined)**
Class B	$3,249,413,246	$11.34	286,545,093

Total	$3,249,413,246		286,545,093

*

Pro forma shares outstanding are calculated by dividing the net assets of the Buying Portfolio by the net asset value per share of the Selling Portfolio and adding the result to the number of shares of the Selling Portfolio currently outstanding.

**	Pro forma figures reflect the effect of estimated Reorganization costs.

Ownership of Selling Portfolio and Buying Portfolio Shares

The Insurance Companies have advised the Trust that as of October 31, 2021 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of the Selling Portfolio or Buying Portfolio, respectively.

As of October 31, 2021, all of the shares of each Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of each Portfolio, they may be deemed to control (as that term is defined in the 1940 Act) the Portfolios. However, the Insurance Companies will vote the shares of the Selling Portfolio at the Meeting in accordance with timely voting instructions received from Contract Owners. This practice means that a small number of Contract Owners may determine the outcome of the vote, and limits the Insurance Companies’ influence over the outcome of the vote.

As of October 31, 2021, the officers and trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Portfolio.

Financial Highlights of the Buying Portfolio

The financial highlights tables below are intended to help you understand the financial performance of each class of the Buying Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Buying Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the separate accounts or the Contracts that an investor in the Buying Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, except that the information shown for the six-month period ended June 30, 2021 is unaudited. The auditor is an independent registered public accounting firm, whose reports, along with the Buying Portfolio’s financial statements, are included in the Buying Portfolio’s annual report to shareholders. The independent registered public accounting firms’ reports and the Buying Portfolio’s financial statements are also incorporated by reference into the Merger SAI.

Consolidated Financial Highlights—PanAgora Global Diversified Risk Portfolio II

Selected per share data

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.27		$9.23	$7.94	$9.36	$9.12	$8.37

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.02		(0.04)	0.07	0.09	0.03	(0.02)
Net realized and unrealized gain (loss)	0.59		0.20	1.48	(0.62)	0.82	0.77

Total income (loss) from investment operations	0.61		0.16	1.55	(0.53)	0.85	0.75

Less Distributions
Distributions from net investment income	0.00		(0.21)	(0.26)	(0.04)	(0.16)	0.00
Distributions from net realized capital gains	(0.35)		(0.91)	0.00	(0.85)	(0.45)	0.00

Total distributions	(0.35)		(1.12)	(0.26)	(0.89)	(0.61)	0.00

Net Asset Value, End of Period	$8.53		$8.27	$9.23	$7.94	$9.36	$9.12

Total Return (%)(b)	7.48	(c)	3.14 (d)	19.79 (d)	(6.35)	9.80	8.96
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(e)	0.90	0.90	0.90	0.89	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	(e)	0.90	0.90	0.90	0.89	0.89
Net ratio of expenses to average net assets (%)(f)	0.89	(e)	0.89	0.89	0.89	0.88	0.88
Net ratio of expenses to average net assets excluding interest expense (%)(f)	0.89	(e)	0.89	0.89	0.89	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	0.46	(e)	(0.49)	0.80	1.08	0.29	(0.2)
Portfolio turnover rate (%)	36	(c)	74	101	26	32	54
Net assets, end of period (in millions)	$2,985.3		$2,964.2	$3,236.0	$3,096.3	$3,754.9	$3,809.0

(a)	Per share amounts based on average shares outstanding during the period.

(b)

Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Periods less than one year are not computed on an annualized basis.

(d)

Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section included in the Semiannual Report to Shareholders of the Buying Portfolio for the period ended June 30, 2021.

(e)	Computed on an annualized basis.

(f)

Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements in the Semiannual Report to Shareholders of the Buying Portfolio for the period ended June 30, 2021).

Exhibit A

ADDITIONAL INFORMATION APPLICABLE TO THE BUYING PORTFOLIO

Below is information regarding the Buying Portfolio. All references to a Portfolio in this Exhibit A refer to the Buying Portfolio. References to a Subadviser refer to the Buying Portfolio’s subadviser, PanAgora Asset Management, Inc.

UNDERSTANDING THE TRUST

Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 45 managed investment portfolios or mutual funds. Please see the Portfolio Summary section of the Portfolio’s Prospectus for specific information on a Portfolio.

Investing Through a Variable Insurance Contract

Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.

The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Proxy Statement/Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Additional Information

The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

The Portfolio’s Prospectus provides information concerning the Trust, as applicable, and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of the Prospectus, the SAI, nor any contract that is an exhibit to a Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objectives

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.

Cash Management Strategies

Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Portfolio’s Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.

Impact of Purchases and Redemptions

The Portfolio, like all mutual funds, pools the investments of many shareholders. Actions by one shareholder or multiple shareholders may have an adverse impact on the Portfolio and on other shareholders. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.

Cybersecurity and Technology

The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations.

Cyber-attacks, disruptions, or failures that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Insurance Companies, the Portfolio and its service providers generally seek to establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

It is not possible to invest directly in an index.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

BRIGHTHOUSE INVESTMENT ADVISERS, LLC, One Financial Center, Boston, Massachusetts 02111, has overall responsibility for the general management and administration of the Portfolio. Brighthouse Financial, Inc. owns all of the voting interests in BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $136.7 billion as of December 31, 2020.

As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.675% on the first $250 million of such assets, plus 0.650% of such assets over $250 million up to $750 million, plus 0.625% of such assets over $750 million up to $1 billion, plus 0.600% of such assets over $1 billion. For the year ended December 31, 2020, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2020 to December 31, 2020.

Contractual Fee Waiver

Effective December 15, 2021, BIA has contractually agreed through at least December 31, 2022 to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to PanAgora and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This arrangement may be modified or discontinued only with the approval of the Board of Trustees of the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.

The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2020, BIA paid to the former investment subadviser to the Portfolio an investment subadvisory fee of 0.35% of the Portfolio’s average daily net assets. The subadvisory fee rate for PanAgora Global Diversified Risk Portfolio II is an annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets, 0.340% of the next $500 million, 0.330% of the next $250 million, 0.290% of the next $500 million and 0.260% of such assets over $1.5 billion.

PANAGORA ASSET MANAGEMENT, INC., One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was organized in 1985 and incorporated in 1989. All voting interests in PanAgora are owned by Power Corporation of Canada, indirectly through a series of subsidiaries (including Power Financial Corporation, Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora via PanAgora’s management equity plan. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interests in PanAgora can be owned by PanAgora employees. PanAgora had approximately $41.5 billion in assets under management as of September 30, 2021.

The following individuals are jointly and primarily responsible for overseeing the day-to-day management of the Portfolio:

Edward Qian, Ph.D., CFA, is the Chief Investment Officer of Multi Asset and Head of Multi Asset Research for the firm. His primary responsibilities include investment research and portfolio management in PanAgora’s Multi Asset group. He is also a member of the firm’s Investment, Operating, and Directors Committees. Dr. Qian joined PanAgora in 2005.

Bryan Belton, CFA, is a Managing Director within the Multi Asset group. Mr. Belton is responsible for the daily management of the firm’s Diversified Risk Multi Asset, global fixed income, currency, and commodity portfolios. Mr. Belton is a member of the firm’s Directors Committee. Mr. Belton joined PanAgora in 2005.

Jon Beaulieu, CFA, is a Director within the Multi Asset group. Mr. Beaulieu is responsible for the daily management of the firm’s Risk Parity portfolios. Mr. Beaulieu also assists with the management of the firm’s domestic and global fixed income portfolios. Mr. Beaulieu joined PanAgora in 2010.

Messrs. Qian, Belton, and Beaulieu have managed the Portfolio since December 2021.

Distribution and Services Plan

The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.

Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of the Portfolio’s Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio here or in the Portfolio’s Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.

The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or subaccount (referred to collectively in here and in the Portfolio’s Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying the Portfolio’s Prospectus for more information.

Taxes

The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.

Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.

You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Sales and Purchases of Shares

Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.

Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.

In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.

Disruptive Trading

The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.

The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.

If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among subaccounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.

Risks Associated With Disruptive Trading Generally

While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.

If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

Share Valuation and Pricing

Net Asset Value

The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trust’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by BIA (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.

If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Subject to the Board of Trustees’ oversight and procedures adopted by the Board of Trustees, the Board of Trustees will be assisted in its responsibility to determine the fair value of securities, for which current market quotations are not readily available or reliable, by a Valuation Committee of BIA. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board of Trustees to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. BIA continues to review Rule 2a-5 and its impact on BIA’s and the Portfolio’s valuation policies and related practices.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours
VOTE BY MAIL
Vote, sign and date this Voting
Instruction Card and return in the postage-paid envelope
VOTE AT THE TELEPHONIC MEETING on February 25, 2022 at 10:00 a.m. Eastern Time. Please refer to the Proxy Statement/Prospectus for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

BRIGHTHOUSE FUNDS TRUST I

PanAgora Global Diversified Risk Portfolio

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON FEBRUARY 25, 2022

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BY THE INSURANCE COMPANY NAMED BELOW

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of PanAgora Global Diversified Risk Portfolio (the “Selling Portfolio”), a series of Brighthouse Funds Trust I, of which it is the record or beneficial owner. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio be cast as designated on the reverse side at the Special Meeting of the Shareholders of the Selling Portfolio to be held on February 25, 2022, at 10:00 a.m., Eastern time, any adjournments or postponements thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. In light of public health concerns regarding the coronavirus pandemic and to support the well-being of shareholders and the community, the Meeting will be held solely by means of remote communications according to the instructions found in the proxy statement. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted “FOR” the proposal listed on the reverse side. Shares of the Selling Portfolio for which no instructions are received will be voted in the same proportion as shares for which instructions are received by the above-named insurance company.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-298-8476

BHF_32477_120821_VI

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of PanAgora Global Diversified Risk Portfolio to Be Held on February 25, 2022.

The Notice of Special Meeting, Proxy Statement/Prospectus and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/bhf-32477

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees recommends a vote “FOR” the proposal as described in the Proxy Statement/Prospectus.
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization by and between Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio series, and Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio II series (formerly, AQR Global Risk Balanced Portfolio) (the “Buying Portfolio”). Under the agreement, the Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares of the Buying Portfolio and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of the Buying Portfolio will be distributed proportionately to shareholders of the Selling Portfolio.

		☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the postage-paid envelope
VOTE AT THE TELEPHONIC MEETING on February 25, 2022 at 10:00 a.m. Eastern Time. Please refer to the Proxy Statement/Prospectus for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

BRIGHTHOUSE FUNDS TRUST I

PanAgora Global Diversified Risk Portfolio

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON FEBRUARY 25, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRIGHTHOUSE FUNDS TRUST I. The undersigned shareholder of PanAgora Global Diversified Risk Portfolio (the “Selling Portfolio”), a series of Brighthouse Funds Trust I, hereby appoints Dina Lee, Alan Otis, Victor Soto and Kristi Slavin, and each of them, as Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Selling Portfolio to be held on February 25, 2022, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. In light of public health concerns regarding the coronavirus pandemic and to support the well-being of shareholders and the community, the Meeting will be held solely by means of remote communications according to the instructions found in the proxy statement. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted “FOR” the Proposal described in the Proxy Statement/Prospectus. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponement or adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

BHF_32477_120921

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of the PanAgora Global Diversified Risk Portfolio to Be Held on February 25, 2022.

The Notice of Special Meeting, Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/bhf-32477

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees recommends a vote “FOR” the proposal as described in the
Proxy Statement/Prospectus.
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization by and between Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio series, and Brighthouse Funds Trust I, on behalf of its PanAgora Global Diversified Risk Portfolio II series (formerly, AQR Global Risk Balanced Portfolio) (the “Buying Portfolio”). Under the agreement, the Selling Portfolio will transfer all of its assets to the Buying Portfolio in exchange for shares of the Buying Portfolio and the assumption by the Buying Portfolio of all of the liabilities of the Selling Portfolio. Shares of the Buying Portfolio will be distributed proportionately to shareholders of the Selling Portfolio.

		☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

BRIGHTHOUSE FUNDS TRUST I

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2021

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization) of PanAgora Global Diversified Risk Portfolio , a series of Brighthouse Funds Trust I (the “Selling Portfolio”) into PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio), a series of Brighthouse Funds Trust I (the “Buying Portfolio”).

This SAI contains information which may be of interest to shareholders of the Selling Portfolio but which is not included in the proxy statement/prospectus dated December 31, 2021 (the “Proxy Statement/Prospectus”) which relates to the Reorganization. As described in the Proxy Statement/Prospectus, the Reorganization would involve the transfer of all the assets of the Selling Portfolio to the Buying Portfolio in exchange for shares of the Buying Portfolio and the assumption by the Buying Portfolio of all the liabilities of the Selling Portfolio. The Selling Portfolio would distribute the Buying Portfolio shares it receives to its shareholders in complete liquidation of the Selling Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Buying Portfolio at c/o Brighthouse Investment Advisers, LLC (“BIA”), 125 High Street, Suite 732, Boston, Massachusetts, 02110, or by calling 800-638-7732.

ADDITIONAL INFORMATION ABOUT THE BUYING PORTFOLIO

The Statement of Additional Information relating to PanAgora Global Diversified Risk Portfolio II dated April 30, 2021, as supplemented on December 1, 2021, is incorporated by reference into this SAI and also attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE SELLING PORTFOLIO

The Statement of Additional Information relating to PanAgora Global Diversified Risk Portfolio dated April 30, 2021 is incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Buying Portfolio, audits the Buying Portfolio’s financial statements and provides other audit, tax, and related services.

The Report of Independent Registered Public Accounting Firm, financial highlights and audited financial statements for the Buying Portfolio’s fiscal year ended December  31, 2020 included in the Buying Portfolio’s Annual Report to Shareholders, and the unaudited financial highlights and unaudited financial statements for the six months ended June 30, 2021 included in the Buying Portfolio’s Semiannual Report to Shareholders, are incorporated by reference into this SAI. The audited financial statements included in the Buying Portfolio’s Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

The audited financial statements for the Selling Portfolio’s fiscal year ended December 31, 2020 included in the Selling Portfolio’s Annual Report to Shareholders, and the unaudited financial highlights and unaudited financial statements for the six months ended June 30, 2021 included in the Selling Portfolio’s Semiannual Report to Shareholders, are incorporated by reference into this SAI. The audited financial statements included in the Selling Portfolio’s Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Selling Portfolio and the Buying Portfolio, and the fees and expenses of the Buying Portfolio on a pro forma basis after giving effect to the Reorganization, is included in the “Section A—Reorganization Proposal—Summary—Fees and Expenses of the Reorganization ” section of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Selling Portfolio’s investment portfolio due to the investment restrictions of the Buying Portfolio. As a result, a schedule of investments of the Selling Portfolio modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to the Selling Portfolio’s portfolio in advance of the Reorganization as described in the Proxy Statement/Prospectus.

The Selling Portfolio will be the accounting survivor of the Reorganization. There are no material differences in accounting policies of the Buying Portfolio as compared to those of the Selling Portfolio.

APPENDIX A—STATEMENT OF ADDITIONAL INFORMATION OF PANAGORA GLOBAL DIVERSIFIED RISK PORTFOLIO II

Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 1, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2021, AS SUPPLEMENTED

AQR GLOBAL RISK BALANCED PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the AQR Global Risk Balanced Portfolio (the “Portfolio”) from AQR Capital Management, LLC (“AQR”) to PanAgora Asset Management, Inc. (“PanAgora”), to be effective on or about December 15, 2021, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC (“BIA”), and PanAgora. BIA and the Board of Trustees of the Trust (the “Board”) have determined that it would be in the best interests of the Portfolio’s shareholders for PanAgora to serve as the Portfolio’s subadviser, effective December 15, 2021. In connection with this change, BIA has also recommended to the Board, and the Board has approved, changing the Portfolio’s name to PanAgora Global Diversified Risk Portfolio II, effective December 15, 2021.

Accordingly, effective on or about December 15, 2021, the name of the Portfolio will change to PanAgora Global Diversified Risk Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references to AQR as the Portfolio’s subadviser contained in the SAI will change to PanAgora. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to AQR as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about December 15, 2021:

In the section entitled “Investment Strategies and Risks,” in the subsection entitled “Investment Practices,” the table that indicates which Portfolios may engage in various investment practices is revised to reflect that the Portfolio is permitted to invest in each investment practice that is included in the table.

In the section entitled “Investment Strategies and Risks,” the subsections entitled “Foreign Currency Conversion” and “Hybrid Instruments,” are revised to remove references to the Portfolio.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Options on Interest Rate Swap Agreements” is revised to add the Portfolio to the list of portfolios that may purchase or sell options on interest rate swaps for hedging and other investment purposes.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Options on Interest Rate Futures Contracts” is revised to add the Portfolio to the list of portfolios that may purchase or sell options on interest rate/bond futures for other investment purposes.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Money Market Strategies,” is revised to add the Portfolio to the list of portfolios that may invest in money market securities rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Purchasing Put and Call Options on Securities” is revised to add the Portfolio to the list of portfolios that may sell covered call equity options for other investment purposes.

In the section entitled “Investment Strategies and Risk,” the subsection entitled “Purchase and Sale of Options and Futures on Stock Indices” is revised to add the Portfolio to the list of portfolios that may enter into bond index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Options of Stock Index Futures Contracts” is revised to add the Portfolio to the list of portfolios that may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy.

In the section entitled “Investment Restrictions – Trust I Portfolio Fundamental Policies,” the subsection entitled “Commodities” is revised to clarify that such restriction will not prevent the Portfolio from investing up to 25% of its total assets in its Subsidiary.

In the section entitled “Investment Restrictions – Trust I Portfolio and Trust II Portfolio Operating Policies,” the subsection entitled “Foreign Currency Transactions” is revised to remove the reference to the Portfolio from the second sentence thereof.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio in the table is deleted in its entirety, the following information is added to the table, and the order of the footnotes is updated accordingly:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
PanAgora Global Diversified Risk Portfolio II(b)	0.350%	First $250 million
	0.340%	Next $500 million
	0.330%	Next $250 million
	0.290%	Next $500 million
	0.260%	Over $1.5 billion

(b)

Prior to December 15, 2021, the subadvisory fee rate for PanAgora Global Diversified Risk Portfolio II was at the annual rate of 0.375% of the first $250 million of the Portfolio’s average daily net assets, 0.350% of the next $500 million, 0.325% of the next $250 million, 0.290% of the next $2.5 billion and 0.260% of such assets over $3.5 billion.

In Appendix C – “Portfolio Managers,” the section “AQR Global Risk Balanced Portfolio” is deleted in its entirety. In addition, the section “PanAgora Global Diversified Risk Portfolio” is amended to add the Portfolio, and the information regarding the portfolio managers is revised as follows:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward Qian, Ph.D., CFA(1)	Registered Investment Companies	2	$1,391,936,299	0	N/A
	Other Pooled Investment Vehicles	101	$15,672,720,754	4	$181,219,640
	Other Accounts	23	$2,734,784,789	0	N/A

Bryan Belton, CFA(1)	Registered Investment Companies	2	$1,391,936,299	0	N/A
	Other Pooled Investment Vehicles	101	$15,672,720,754	4	$181,219,640
	Other Accounts	23	$2,705,381,166	0	N/A

Jon Beaulieu, CFA(1)	Registered Investment Companies	2	$1,391,936,299	0	N/A
	Other Pooled Investment Vehicles	94	$15,177,873,457	2	$16,452,846
	Other Accounts	2	$317,159,207	0	N/A

(1)	Account information is as of September 30, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SAI FOR FUTURE REFERENCE

Statement of Additional Information

April 30, 2021

BRIGHTHOUSE FUNDS TRUST I

AB Global Dynamic Allocation Portfolio

AB International Bond Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

AQR Global Risk Balanced Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Brighthouse/Artisan International Portfolio

Brighthouse/Eaton Vance Floating Rate Portfolio

Brighthouse/Franklin Low Duration Total Return Portfolio

Brighthouse/Templeton International Bond Portfolio

Brighthouse/Wellington Large Cap Research Portfolio

Brighthouse Asset Allocation 100 Portfolio

Brighthouse Balanced Plus Portfolio

Brighthouse Small Cap Value Portfolio

Clarion Global Real Estate Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Allocation Portfolio

Loomis Sayles Growth Portfolio

MetLife Multi-Index Targeted Risk Portfolio

MFS® Research International Portfolio

Morgan Stanley Discovery Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Emerging Markets Enhanced Index Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

TCW Core Fixed Income Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Victory Sycamore Mid Cap Value Portfolio

Wells Capital Management Mid Cap Value Portfolio

Western Asset Management Government Income Portfolio

BRIGHTHOUSE FUNDS TRUST II

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse/Artisan Mid Cap Value Portfolio

Brighthouse/Dimensional International Small Company Portfolio

Brighthouse/Wellington Balanced Portfolio

Brighthouse/Wellington Core Equity Opportunities Portfolio

Brighthouse Asset Allocation 20 Portfolio

Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio

Brighthouse Asset Allocation 80 Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

MetLife Aggregate Bond Index Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife MSCI EAFE® Index Portfolio

MetLife Russell 2000® Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

VanEck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of 45 investment portfolios of Brighthouse Funds Trust I (“Trust I” and the “Trust I Portfolios”), and 29 investment portfolios of Brighthouse Funds Trust II (“Trust II” and the “Trust II Portfolios”), each an open-end management investment company. Collectively, the Trust I Portfolios and the Trust II Portfolios are referred to as the “Portfolios” and, individually, as a “Portfolio.” Collectively, Trust I and Trust II are referred to as the “Trusts.” This SAI is not a prospectus and should be read in conjunction with the Summary Prospectuses and the Prospectuses dated April 30, 2021, for, as applicable, the Class A, Class B, Class C, Class D, Class E, Class F and Class G shares of the Portfolios listed above.1 The Summary Prospectuses and Prospectuses for the Trust I Portfolios may be obtained by writing to Trust I at: Brighthouse Funds Trust I, One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732. The Summary Prospectuses and the Prospectuses for the Trust II Portfolios may be obtained by writing to Trust II at: Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111, or by calling 800-638-7732.

Prior to March 6, 2017 and under a previous ownership structure, Brighthouse Investment Advisers, LLC, the investment adviser for the Portfolios (“BIA” or the “Adviser”), was named MetLife Advisers, LLC, Trust I and Trust II were named Met Investors Series Trust and Metropolitan Series Fund, respectively, and certain Portfolios whose names include the “Brighthouse” brand previously included the “MetLife” brand.

The audited financial statements described in “Financial Statements” herein for the periods ended December 31, 2020, including the financial highlights, appearing in each Trust’s Annual Reports to Shareholders, filed electronically with the Securities and Exchange Commission (“SEC”) are incorporated by reference and made part of this document. Trust I Annual Reports relating to the Trust I Portfolios were filed on March 5, 2021 (File No. 811-10183) (Accession No. 0001193125-21-071373) and Trust II Annual Reports relating to the Trust II Portfolios were filed on March 5, 2021 (File No. 811-03618) (Accession No. 0001193125-21-071374).

No person has been authorized to give any information or to make any representation not contained in this SAI, in the Summary Prospectuses or in the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized. This SAI does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

Unless otherwise defined herein, capitalized terms have the meanings given to them in each Summary Prospectus and Prospectus.

[1]	Only certain of the Trust II Portfolios currently offer Class D, Class F, and Class G shares. Only certain of the Trust I Portfolios currently offer Class C shares.

INVESTMENT POLICIES

The investment objective(s) and principal investment strategies of each Portfolio are set forth in such Portfolio’s Prospectus and Summary Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). Moreover, the value of your investment in a Portfolio may decrease if judgments by the Portfolio’s investment adviser or subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector, or about market movements, are incorrect. The information that follows sets out the investment policies of certain of the Portfolios. For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Strategies and Risks” and the relevant Prospectus.

Except as otherwise indicated, each Portfolio’s investment objective(s) and policies set forth in such Portfolio’s Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

AB International Bond Portfolio

An emerging market is a country that, at the time the Portfolio invests in the related instrument, is classified as an emerging or developing economy by any supranational organization such as the International Bank of Reconstruction and Development or any affiliate thereof, the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and American Funds® Moderate Allocation Portfolio

Each of American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and American Funds® Moderate Allocation Portfolio (each, an “American Allocation Portfolio” and, collectively, the “American Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its respective assets in funds of American Funds Insurance Series® (“AFIS”) and other funds within the American Fund family that are not part of AFIS (each, an “Underlying American Fund” and, collectively, the “Underlying American Funds”).

In addition to the fees directly associated with an American Allocation Portfolio, an investor in an American Allocation Portfolio will also indirectly bear the fees of the Underlying American Funds in which it invests. Each Underlying American Fund may have a different investment adviser who will use a separate set of investment strategies, exposing each Underlying American Fund to its own investment risks. For a list of the Underlying American Funds in which each American Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus.

Each American Allocation Portfolio invests in shares of the Underlying American Funds and its performance therefore is directly related to the ability of the Underlying American Funds to meet their respective investment objectives, as well as the Adviser’s allocation of each American Allocation Portfolio’s assets among the Underlying American Funds. Accordingly, each American Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying American Funds in direct proportion to the amount of assets each American Allocation Portfolio allocates to the Underlying American Funds utilizing such strategies.

In addition to investments in shares of the Underlying American Funds, the American Allocation Portfolios may invest directly in U.S. Government securities, money market securities, and repurchase agreements.

American Funds® Growth Portfolio

American Funds® Growth Portfolio (the “Feeder Portfolio”) operates as a “feeder fund,” which means that it does not buy investment securities directly. Instead, the Feeder Portfolio invests in the Growth Fund, a series of AFIS (the “Master Fund”), which, in turn, purchases investment securities. The Feeder Portfolio has substantially the same investment objective and limitations as the Master Fund. The Feeder Portfolio purchases Class 1 shares of the Master Fund.

As a shareholder in the Master Fund, the Feeder Portfolio bears its proportionate share of the Master Fund’s expenses, including advisory and administration fees. The Feeder Portfolio may withdraw its entire investment from the Master Fund at any time the Adviser, subject to approval of Trust I’s Board of Trustees, decides it is in the best interest of the shareholders of the Feeder Portfolio to do so.

The Board of Trustees of the Master Fund formulates the general policies of the Master Fund and meets periodically to review the Master Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Master Fund.

The investment policies and restrictions of the Master Fund are described in the statement of additional information for the Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

Baillie Gifford International Stock Portfolio

Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments.

BlackRock Bond Income Portfolio

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, and corporate commercial paper, which, at the time of purchase, are rated at least within the “A” major rating category by Standard & Poor’s Rating Services (“S&P”) or the “Prime” major rating category by Moody’s Investor Services, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in investment companies, including money market funds and exchange-traded funds (“ETFs”), including those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock Advisors, LLC (“BlackRock”) has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more Nationally Recognized Statistical Rating Organization (“NRSRO”), the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split-rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Capital Appreciation Portfolio

The Portfolio may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more NRSROs, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Global Tactical Strategies Portfolio

The Portfolio operates under a “fund of funds” structure, investing a substantial portion of its assets in ETFs (“Underlying ETFs”). In addition to the fees directly associated with the Portfolio, an investor in the Portfolio will also indirectly bear the fees of the Underlying ETFs in which the Portfolio invests. For additional information about the Underlying ETFs, please see their respective summary prospectuses, prospectuses, and statements of additional information.

The Portfolio invests in shares of the Underlying ETFs and its performance, therefore, is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Portfolio’s subadviser’s allocation among the Underlying ETFs. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risk associated with the Underlying ETFs.

Information regarding the Portfolio’s investments is based on a look-through of the Underlying ETFs held by the Portfolio. The Portfolio may also invest in equity and fixed income futures and other derivatives.

BlackRock High Yield Portfolio

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

BlackRock Ultra-Short Term Bond Portfolio

In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” include private pools of nongovernment-backed mortgages.

The Portfolio will invest no less than 20% of its net assets in weekly liquid assets.

In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in short-term fixed-income securities paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade ultra-short term bond market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable, resulting in a decline in the value of a shareholder’s investment in the Portfolio.

Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, and Brighthouse Asset Allocation 100 Portfolio

Each of Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, and Brighthouse Asset Allocation 80 Portfolio (each, a “Trust II Allocation Portfolio” and, collectively, the “Trust II Allocation Portfolios”), as well as Brighthouse Asset Allocation 100 Portfolio (the “Trust I Allocation Portfolio”) operate under a “fund of funds” structure, investing substantially all of their respective assets in other mutual funds advised by the Adviser (each, a “Brighthouse Underlying Portfolio” and, collectively, the “Brighthouse Underlying Portfolios”). Each Trust II Allocation Portfolio and the Trust I Allocation Portfolio are referred to individually as an “Allocation Portfolio” and collectively as the “Allocation Portfolios.”

In addition to the fees directly associated with an Allocation Portfolio, an investor in an Allocation Portfolio will also indirectly bear the fees of the Brighthouse Underlying Portfolios in which the Allocation Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.

Each Allocation Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation of the Allocation Portfolio’s assets among the Brighthouse Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.

In addition to investments in shares of the Brighthouse Underlying Portfolios, the Allocation Portfolios may invest directly in U.S. Government securities, money market securities and repurchase agreements.

Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio

As described in each Portfolio’s Prospectus, the Brighthouse Balanced Plus Portfolio invests approximately 70% of its assets in shares of Brighthouse Underlying Portfolios, while the MetLife Multi-Index Targeted Risk Portfolio invests approximately 75% of its assets in shares of Brighthouse Underlying Portfolios.

In addition to the fees directly associated with the Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio, an investor in either Portfolio will also indirectly bear the Portfolio’s portion of the fees of the Brighthouse Underlying Portfolios in which such Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each of Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.

Each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation among the Brighthouse Underlying Portfolios. Accordingly, the Brighthouse Balanced Plus Portfolio’s and the MetLife Multi-Index Targeted Risk Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.

Brighthouse/Dimensional International Small Company Portfolio

As described in the Portfolio’s Prospectus, the investment strategy of the Portfolio involves market capitalization weighting to determine individual security weights and, where applicable, country or region weights. In market capitalization weighting, each security is generally purchased based on the issuer’s relative market capitalization. However, market capitalization weighting may be modified by the subadviser for a variety of reasons. The subadviser may adjust the representation in the Portfolio of an eligible security, or exclude a company, after considering such factors as the free float, momentum, trading strategies, liquidity, value, profitability and investment characteristics, as well as other factors determined to be appropriate by the subadviser. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The subadviser may consider a small capitalization company’s investment characteristics relative to those of other eligible companies when making investment decisions and may exclude a small capitalization company when the subadviser determines it to be appropriate. In assessing a company’s investment characteristics, the subadviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. Under normal circumstances, the Portfolio will seek to limit such exclusions to no more than 5% of the eligible small capitalization company universe in each country that the Portfolio invests.

The Portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the Portfolio. The subadviser may exclude the stock of a company that meets applicable market capitalization criteria if it determines, in its judgment, that purchasing it would be inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Portfolio’s assets, may be invested in money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Block purchases of eligible securities may be made at what the subadviser views as opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the subadviser will identify companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country.

The Portfolio may use currency forwards to facilitate the settlement of trades, repatriate currencies, and to exchange one currency for another.

Brighthouse/Franklin Low Duration Total Return Portfolio

Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.

Harris Oakmark International Portfolio

The subadviser does not presently intend to utilize options or futures contracts and related options but may do so in the future.

Invesco Global Equity Portfolio

At times, the Portfolio may seek to benefit from what the portfolio manager considers to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. This is an aggressive investment technique that may be considered to be speculative.

The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

The Portfolio does not normally invest more than 5% of its total assets in debt securities. For purposes of this limitation, the term “debt securities” does not include securities convertible into common or preferred stock.

Jennison Growth Portfolio

The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

JPMorgan Global Active Allocation Portfolio

In the event that ratings services assign different ratings to the same security, the Portfolio’s subadviser will default to the lower credit rating.

Loomis Sayles Global Allocation Portfolio

In determining credit quality, the Portfolio’s subadviser will look to the highest credit rating assigned by the applicable ratings services.

Loomis Sayles Growth Portfolio

An emerging market security is a security issued by an issuer that is located in, the securities of which are traded in, or is tied economically to, any country determined by the Portfolio’s subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

As described in each Portfolio’s Prospectus, the Portfolio normally invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000® Index. The capitalization range of the Russell 2000® Index will vary due to the market value fluctuations of the stocks in the Index. The Russell 2000® Index is reconstituted annually, normally in June. Following this reconstitution, the capitalization range of the Russell 2000® Index may be significantly different than it was prior to the reconstitution.

MetLife Multi-Index Targeted Risk Portfolio

The Portfolio may invest in municipal fixed-income securities that have a remaining maturity of 365 days or less and U.S. Government securities that have a remaining maturity of 365 days or less. The Portfolio may also invest in futures strategies, including: (1) stock index futures contracts, (2) bond futures contracts, and (3) U.S. Treasury futures contracts.

MFS® Research International Portfolio

The Portfolio will not invest more than 25% of its assets in emerging market securities.

MFS® Total Return Portfolio

The Portfolio may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

MFS® Value Portfolio

As a non-fundamental investment policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio

The Portfolios may make short sales of securities that they do not own.

SSGA Emerging Markets Enhanced Index Portfolio

An emerging market is any market included in the emerging markets stock index that is referenced in the Portfolio’s 80% investment policy described in the Portfolio’s Prospectus.

SSGA Growth ETF Portfolio and SSGA Growth and Income ETF Portfolio

Each of SSGA Growth ETF Portfolio and SSGA Growth and Income ETF Portfolio (each, an “ETF Portfolio” and, collectively, the “ETF Portfolios”) operates under a “fund of funds” structure, investing at least 80% of its net assets in Underlying ETFs. In addition to investments in shares of Underlying ETFs that are linked to an index, an ETF Portfolio may invest in other types of securities, including: Underlying ETFs or other pooled investments that do not track an index, but rather track specific commodities, sectors or countries (up to 10% of its net assets); other registered investment companies that are not ETFs, including exchange-traded notes (“ETNs”); money market funds; and, for cash management purposes, repurchase agreements, U.S. Government securities, and money market securities. In addition to the fees directly associated with an investment in an ETF Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which the ETF Portfolio invests. For additional information about the investment policies and restrictions of the Underlying ETFs, please see their respective summary prospectuses, prospectuses and statements of additional information.

Each ETF Portfolio invests in shares of the Underlying ETFs, and its performance therefore is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the subadviser’s allocation of the ETF Portfolio’s assets among the Underlying ETFs. Accordingly, each ETF Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Summary Prospectus and Prospectus, in direct proportion to the amount of assets each ETF Portfolio allocates to the Underlying ETFs utilizing such strategies.

T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio

Each Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

Each Portfolio may invest in other investment companies advised by the Portfolio’s subadviser. The subadviser offers investment vehicles for the cash reserves of client accounts. The subadviser may choose to invest any available cash reserves in money market funds affiliated with the subadviser that have been established for the exclusive use of the subadviser’s family of mutual funds and other clients of the subadviser.

Each Portfolio may invest up to 25% of its total assets in the subadviser’s affiliated money market funds. They must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The subadviser’s affiliated money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. To the extent a Portfolio invests in a subadviser’s affiliated money market fund, that Portfolio will not pay an advisory fee to the investment manager at T. Rowe Price but will bear its proportionate share of the expenses of the subadviser’s affiliated money market fund.

Each Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Schroders Global Multi-Asset Portfolio

Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating.

TCW Core Fixed Income Portfolio

Where two or more ratings are available on a security, the Portfolio looks to the highest rating in a split rating scenario. If a security is unrated, the Portfolio looks to the manager assigned rating.

VanEck Global Natural Resources Portfolio

As described in the Portfolio’s Prospectus, the term “natural resource companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least

50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources.

Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The Portfolio may invest more than 50% of the Portfolio in any one of the above sectors. Natural resource investments may be volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

As described in the Portfolio’s Prospectus, the Portfolio may invest up to 20% of its net assets in securities issued by other investment companies, including open-and closed-end funds and ETFs. The Portfolio may also invest in money market funds, but these funds are not subject to the 20% limitation. The Portfolio may invest in investment companies which are sponsored or advised by Van Eck Associates Corporation (“VanEck”) and/or its affiliates (each, a “VanEck Investment Company”). However, in no event will the Portfolio invest more than 5% of its net assets in any single VanEck Investment Company. To eliminate the duplication of advisory fees, VanEck has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in a VanEck Investment Company. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

The Portfolio may buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices.

The Portfolio will seek to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) to qualify as a regulated investment company, in order to prevent double taxation of the Portfolio and its shareholders and to preserve the tax-favored status of the variable life insurance and variable annuity contracts funded by the Portfolio. One of the requirements is that at least 90% of the Portfolio’s gross income be derived from dividends, interest, payment with respect to securities loans or gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts and certain other transactions do not currently qualify as income for purposes of the 90% test. The extent to which the Portfolio may engage in such futures contract transactions and certain other transactions may be materially limited by this test. Please see the section “Federal Income Taxes” for more detailed discussion.

Wells Capital Management Mid Cap Value Portfolio

In addition to the instruments discussed in the Prospectus, the Portfolio may also invest up to 100% of its total assets in temporary defensive instruments, which generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, repurchase agreements, bankers’ acceptances, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year, ETFs, other investment companies, and cash items.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

The Western Asset Management Strategic Bond Opportunities Portfolio may invest in fixed-and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See “Loan Participations, Assignments and Other Direct Indebtedness” below.

Certain of the debt securities in which the Western Asset Management Strategic Bond Opportunities Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined by the subadviser to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield securities and are commonly known as “high yield debt” or “junk bonds.” See “High Risk, High Yield Debt Securities” below. Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: The Portfolio will treat the security as being rated in the highest rating category by an NRSRO, or if unrated, of comparable quality.

In addition, the Western Asset Management Strategic Bond Opportunities Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities, and inverse floaters.

There is no limit on the value of the Western Asset Management Strategic Bond Opportunities Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.

The Western Asset Management Strategic Bond Opportunities Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supra-national entities. Supra-national entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (commonly called the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the Inter-American Development Bank. Such supra-national-issued instruments may be denominated in multi-national currency units.

In order to maintain liquidity, the Western Asset Management Strategic Bond Opportunities Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not counted towards this 20% limit.

The Western Asset Management Strategic Bond Opportunities Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

Although the Western Asset Management Strategic Bond Opportunities Portfolio’s investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Western Asset Management Strategic Bond Opportunities Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. The portfolio turnover rate of the Western Asset Management Strategic Bond Opportunities Portfolio may fluctuate considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual security prices. The Western Asset Management Strategic Bond Opportunities Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

With respect to the Western Asset Management U.S. Government Portfolio, any guarantee of the securities in which the Portfolio invests will apply only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will apply to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

Up to 10% of the assets of the Western Asset Management U.S. Government Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other NRSRO; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, and privately placed debt securities.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Summary Prospectuses and the Prospectuses. In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as described in this section. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions as set forth in the Summary Prospectus, the Prospectus or this SAI.

Investment Practices

The following information relates to some of the investment practices in which certain of the Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. A Portfolio may be subject to specific limitations on these investment practices, as stated under “Investment Policies” or “Investment Restrictions” or in such Portfolio’s Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed, and notwithstanding any exclusion of a Portfolio from the list of Portfolios that may use the investment practices noted below, each Portfolio may invest cash collateral it receives in connection with the Portfolio’s securities lending activity as disclosed in the Securities Loan disclosure elsewhere in this SAI. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed under “Investment Restrictions.”

MetLife Russell 2000® Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios” and, together with the MetLife Aggregate Bond Index Portfolio, the “Index Portfolios.”

Investment Practices	Portfolios
Asset-Backed Securities, including Collateralized Debt Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Bonds	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Brady Bonds

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio

Capital Securities and Bank Capital Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Collateralized Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Convertible Securities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Credit Default Swaps

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Credit Linked Notes

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio, Brighthouse/Artisan International Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Cyclical Opportunities	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Dollar Rolls

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than Baillie Gifford International Stock Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Emerging Market Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Equity Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio

Eurodollar Futures and Options

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Event-Linked Instruments

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Exchange-Traded Grantor Trusts	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Exchange-Traded Notes	All Trust I Portfolios All Trust II Portfolios other than the Index Portfolios, Brighthouse/Dimensional International Small Company Portfolio, and Baillie Gifford International Stock Portfolio

Fixed-Income Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Floaters

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures and Currency Options

All Trust I Portfolios

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio

Foreign Equity Depositary Receipts	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio

Foreign Securities	All Trust I Portfolios All Trust II Portfolios

Forward Commitments, When-Issued and Delayed-Delivery Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
High Yield Foreign Sovereign Debt Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/Dimensional International Small Company Portfolio, and Western Asset Management U.S. Government Portfolio

High Yield, High Risk Debt Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/Dimensional International Small Company Portfolio, and Western Asset Management U.S. Government Portfolio

Hybrid Instruments

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Brighthouse/Artisan International Portfolio (up to 10% of total assets for T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio)

All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio (up to 10% of total assets for T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio)

Illiquid Securities	All Trust I Portfolios All Trust II Portfolios

Inflation-Indexed Bonds	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Indexed Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Interest Rate Transactions	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Inverse Floaters

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio, Brighthouse/Artisan International Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Investment Grade Corporate Debt Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Loan Participations, Assignments and Other Direct Indebtedness

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Money Market Securities	All Trust I Portfolios All Trust II Portfolios

Mortgage-Backed Securities, including Collateralized Mortgage Obligations

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Mortgage Dollar Roll Transactions

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Municipal Fixed-Income Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

New Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Obligations of Supra-national Agencies	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than the Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio

Options and Futures Strategies	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Other Investment Companies, including Exchange-Traded Funds	All Trust I Portfolios All Trust II Portfolios

Payment-in-Kind Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Portfolio Turnover	All Trust I Portfolios All Trust II Portfolios

Preferred Stocks	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Recent Events	All Trust I Portfolios All Trust II Portfolios

Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios

Reverse Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios other than Baillie Gifford International Stock Portfolio

Rights and Warrants	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Rule 144A Securities and other Private Placement Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Securities Loans	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Senior Loans and Other Direct Indebtedness	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Short Sales	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio

Special Situations	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios

Standby Commitment Agreements

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Stripped Mortgage Securities

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Structured Notes

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, BlackRock Ultra-Short Term Bond Portfolio, and Brighthouse/Dimensional International Small Company Portfolio, except that the Equity Index Portfolios and BlackRock Ultra-Short Term Bond Portfolio may invest in commodity-linked notes and credit-linked notes

Swaps, Caps, Floors, Collars, Etc.	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio

Terrorism, War, Natural Disaster and Epidemic Risk	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Trade Claims

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio and Morgan Stanley Discovery Portfolio

All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

U.S. Government Securities	All Trust I Portfolios All Trust II Portfolios

Yankee Bonds and Eurobonds

All Trust I Portfolios other than AQR Global Risk Balanced Portfolio

All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio

Zero Coupon Securities and Deferred Interest Bonds	All Trust I Portfolios other than AQR Global Risk Balanced Portfolio All Trust II Portfolios other than the Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio

Asset-Backed Securities, including Collateralized Debt Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of asset-backed securities. A faster prepayment rate will shorten the average life and a slower prepayment rate will lengthen it.

The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

In the case of privately issued asset-backed securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.

Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to one or more types of bonds. Bonds are fixed-or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond when due. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio’s adviser or subadviser would consider such events in the determining whether the Portfolio should continue to hold it. See also “Fixed-Income Securities.”

Brady Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. See also “Fixed-Income Securities.”

Capital Securities and Bank Capital Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company (“Bank Capital Securities”). This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.

Bank Capital Securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Some Bank Capital Securities take the form of trust preferred securities. Other Bank Capital Securities are commonly thought of as hybrids of debt and preferred stock and are often perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This feature, under certain conditions, allows the issuer bank to withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

Collateralized Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to collateralized obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses and may involve a level of active management by a collateral manager.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally represent safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or the trust of another CDO typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. A relatively small decline in the value of the underlying securities could result in a relatively large loss in the value of a CBO, CLO or other CDO.

Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, and other CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CBOs, CLOs, and other CDOs, allowing a CDO to qualify for Rule 144A transactions. See “Rule 144A Securities and Other Private Placement Securities.” In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Portfolios’ Summary Prospectuses and Prospectuses (e.g., interest rate risk, prepayment risk, counterparty risk and credit risk), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the collateral and accompanying risks underlying a CBO, CLO or other CDO in which a Portfolio invests will change, and will do so without transparency; (vi) risk of forced liquidation of collateral securities due to technical defaults such as the failure of coverage tests designed to protect investors in more senior tranches; and (vii) the CBO’s, CLO’s or CDO’s collateral manager may perform poorly.

Convertible Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio’s investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any bonds, debentures, notes, preferred stock or other security that may be converted into common stock or that carries the right to purchase common stock. Convertible securities entitle the holder to convert or otherwise exchange the securities for common stock or other equity securities of the same issuer or a different issuer, at specified prices within a certain period of time.

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, typically offer lower interest or dividend yields than non-convertible debt securities of similar quality because of the potential for capital appreciation.

Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio’s adviser or subadviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities generally entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities than more senior debt obligations.

Credit Default Swaps

As set forth in the “Investment Practices” section, certain of the Portfolios may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its aggregate assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or earmark cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or earmarking will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or earmarking will not limit the Portfolio’s exposure to loss.

In addition to using credit default swaps for hedging purposes, the AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may also use credit default swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Credit Default Swap Agreements. The AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may use options on credit default swaps for hedging and other investment purposes. An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Similar to a credit default swap, options on a credit default swap are traded over-the-counter and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Credit Linked Notes (“CLNs”)

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds.

The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Cyclical Opportunities

As set forth in the “Investment Practices” section, certain of the Portfolios, such as the Invesco Global Equity Portfolio, may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the adviser or subadviser believes they have growth potential. A Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Dollar Rolls

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon, and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the adviser or subadviser or with the Trust’s custodian, of cash or other liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Emerging Market Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), invest in emerging market securities. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political or economic stability characteristics of more developed countries. Certain of such countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, unanticipated political or social developments may affect the values of a Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and limited operating history and/or development of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and the values of such securities more volatile than investment in more developed countries. To invest in such markets, a Portfolio may be required to establish special custodial or other arrangements, which can add to the cost and risk of investment in such markets. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. There may be little or less reliable financial or accounting information available with respect to issuers located in certain of such countries as compared to investments in more developed markets, and it may be difficult as a result to assess accurately the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free-floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents and new capital controls or restrictions on repatriating capital to the U.S. may be instituted at any time and without advance notice. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. Emerging market securities are subject to the risks associated with foreign securities. For a discussion of foreign securities, see “Foreign Securities” below.

China Connect Programs. The risks noted here are in addition to the risks described above.

A Portfolio may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”), and the China Bond Connect (the “Bond Connect”).

There are significant risks inherent in investing in China Connect Securities through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Portfolio’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. China Connect program restrictions could also limit the ability of a Portfolio to sell its China Connect Securities in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Portfolio may not be able to dispose of its China Connect Securities when it wants to in a timely manner, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. A Portfolio’s investments in China Connect Securities may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China Connect Securities through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Portfolio and/or affect the Portfolio’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China Connect Securities on day “T,” the investor will only be able to sell the securities on or after day T+1. China Connect Securities currently eligible for trading under a China Connect program may also lose such designation. Further, all China Connect Securities trades must be settled in renminbi (“RMB”), which requires a Portfolio to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.

Stock Connect is subject to certain restrictions that create certain additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Portfolio to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through Stock Connect is available only through a single broker that is an affiliate of the Portfolio’s sub-custodian, which means that the Portfolio cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, Stock Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares or other China Connect Securities through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Portfolio’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China Connect Securities purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Portfolio’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Portfolio’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Portfolio. The precise nature and rights of a Portfolio as the beneficial owner of China Connect Securities through the Nominee is not well defined under PRC law and it is not yet clear how such rights will recognized or enforced under PRC law. If PRC law does not fully recognize a Portfolio as the beneficial owner of its China Connect Securities, this may limit the ability of the Adviser (and/or any Subadviser, as the case may be) to effectively manage the Portfolio. The use of the nominee system also exposes a Portfolio to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China Connect Securities acquired through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Portfolios investing through China Connect programs.

CIBM Bonds may also be purchased through the CIBM Direct Access Program, which is also relatively new. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Portfolio is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in the PRC through China Connect programs also apply to investments through the CIBM Direct Access Program.

Equity Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in equity securities, which generally represent an ownership interest in a company. The most common form of equity security in the United States is common stock of a corporation, but equity securities also include preferred stock, warrants, securities convertible into common or preferred stocks, and interests in partnerships and foreign entities. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuers. In general, equity securities are more volatile and risky than fixed-income securities. The prices of equity securities generally rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Certain equity securities may pay a dividend. A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

Generally, an adviser or subadviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser or subadviser using a “growth” style of investing will be more likely than an adviser or subadviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are stocks that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s adviser or subadviser may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.

Market Capitalization Risk—Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Equity securities include stock, rights, warrants, and other interests in special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition, or other similar transactions (each a “Transaction”). If a Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction.

Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the over-the-counter market, may become illiquid and/or may be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Eurodollar Futures and Options

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. For more information regarding the transition away from and eventual elimination of LIBOR, see “Investment Strategies and Risks - Recent Events.”

Event-Linked Instruments

As set forth in the “Investment Practices” section, certain of the Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolios may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase the bond’s volatility. Event-linked exposure may expose the Portfolios to certain additional risks including credit and counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.

Exchange-Traded Grantor Trusts

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in exchange-traded grantor trusts (“ETGTs”). An ETGT is a trust comprised of a fixed basket of stocks or commodities, often representing a specific sector or industry. ETGTs are unmanaged, and once composed, their portfolios generally do not change. If a company originally owned by an ETGT is merged or fails, it is not replaced within the ETGT. This may result in a concentration of the ETGT’s holdings or a diversion from the ETGT’s initial industry or sector focus. Like ETFs, ETGTs are traded on an exchange. However, unlike ETFs, an investor in an ETGT holds the shares of the underlying stocks, retaining voting rights and dividend distributions. Further, ETGTs may be deconstructed, and the underlying stocks distributed to the owners. The risks involved in investing in an ETGT are the same as those associated with investing in the underlying stocks, including market risk, sector risk, concentration risk, performance risk, and risks associated with a lack of active management.

ETGTs are generally inexpensive to maintain and investors pay a transaction cost and an annual custody fee. However, because interests in ETGTs are sold only in round lots of 100, they are expensive for small investors. In addition, because of their often narrow focus, investments in ETGTs generally are not well suited for buy and hold strategies, but instead as short term, tactical investments.

Exchange-Traded Notes

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Fixed-Income Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral to cover the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or upon the maturity of the security, as well as an obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. Prepayment risk is the risk that the issuer will repay the principal on the security before it is due, thus depriving the fixed-income security’s holder, such as a Portfolio, of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of a Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolios are subject to the risk that the income generated by their investments in fixed income securities may not keep pace with inflation.

Changes by NRSROs in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. If interest rates rise by one percentage point, the share price of a bond fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the bond fund’s share price would be expected to rise by about 5%. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Only a pure discount bond—that is, one with no coupon or sinking-fund payments—has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds with less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with 5 years’ duration. This same relationship generally holds true for the duration and price of the entire portfolio of a Portfolio.

A Portfolio that may invest in debt securities will generally be able to invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Portfolio’s investment in certain of these securities may depend on the Portfolio’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Portfolio at par or make payment on short notice to the Portfolio of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

The following constitutes a non-exhaustive description of the fixed-income securities that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes. For additional information about specific types of fixed-income securities, see “Bonds,” “High Yield Foreign Sovereign Debt Securities,” “High Yield, High Risk Debt Securities,” “Inflation-Indexed Bonds,” “Investment Grade Corporate Debt Securities,” “Municipal Fixed-Income Securities,” “U.S. Government Securities,” and “Yankee Bonds and Eurobonds.”

U.S. Government Securities

U.S. Government securities are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association (“GNMA”), the Farmers’ Home Administration, and the Small Business Administration, are only backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”). Such securities may involve increased risk, including loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.

Certificates of Deposit

Certificates of deposit are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers’ Acceptances

Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Commercial Paper

Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed above in “Asset-backed Securities, including Collateralized Debt Obligations” would apply. Commercial paper is traded primarily among institutions. For a description of short-term debt obligation ratings, see Appendix A. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

Foreign Obligations

Foreign obligations are obligations of foreign branches of U.S. banks and other foreign securities that are subject to risks of foreign political, economic, and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.

Eurodollar Bank Obligations

Eurodollar bank obligations are obligations of foreign branches of foreign banks and foreign branches of U.S. banks.

Floaters

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in floaters. Floaters are fixed-income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in foreign currency transactions. Foreign currency transactions include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis, and (5) currency swaps. These Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income to the extent the Portfolio holds securities or other assets that are denominated in that foreign currency. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. A Portfolio may also be subject to the credit risk presented by another party (counterparty risk) to the extent it engages in transactions, such as forward foreign currency contracts, that involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of an investment in the Portfolio may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Certain of the Portfolios may invest in the following types of foreign currency transactions:

Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to gain exposure to a particular foreign currency or currencies as a part of its investment strategy, to protect against uncertainty in the level of future exchange rates, to facilitate the settlement of securities trades or to exchange one currency for another. The adviser or subadviser to a Portfolio may engage in foreign currency exchange transactions in connection with implementing the investment strategy of the Portfolio, the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).

A Portfolio may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

A Portfolio may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when, in the opinion of the Portfolio’s adviser or subadviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the Portfolio’s earmarking of liquid assets or by the segregation with the Trusts’ custodian of liquid assets, and such positions will be marked to market daily.

In addition to being used to gain exposure to a particular foreign currency or to enhance the Portfolio’s return, forwards may be used to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When the adviser or subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Direct Hedge. If the adviser or subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the adviser or subadviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The adviser or subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and such relationships can be very unstable at times.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or to increase exposure to a particular foreign currency.

At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio’s adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors in foreign currency options may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency Swaps. A Portfolio may enter into currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the swap transaction.

A Portfolio may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate or earmark cash or assets determined to be liquid and having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the adviser and sub advisers believe such obligations do not constitute “senior securities” under the 1940 Act and accordingly, the adviser and sub advisers will not treat them as being subject to a Portfolio’s borrowing restrictions under the 1940 Act.

The currency swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the currency swap market has become relatively liquid.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an adviser or subadviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if currency swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

In addition to engaging in foreign currency transactions for hedging purposes, the AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Loomis Sayles Global Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may enter into foreign currency transactions for other investment purposes.

Foreign Equity Depositary Receipts

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase foreign equity depositary receipts, including non-voting depositary receipts (“NVDRs”), which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, or issued by an affiliate of an exchange. These Portfolios may invest in EDRs, GDRs, International Depositary Receipts (“IDRs”) and NVDRs. In addition, these Portfolios may invest in ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a non-U.S. bank, foreign stock exchange or foreign stock exchange affiliate similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

Foreign equity depositary receipts can be either “sponsored” or “unsponsored.” Sponsored foreign equity depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored foreign equity depositary receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored foreign equity depositary receipts.

To the extent a Portfolio acquires foreign equity depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the receipts to issue and service such receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in foreign equity depositary receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of foreign equity depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the foreign equity depositary receipts and the underlying securities are quoted. However, by investing in foreign equity depositary receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.

Except as noted, the Portfolios consider Depositary Receipts to be foreign securities. The BlackRock High Yield Portfolio, Brighthouse Small Cap Value Portfolio, Jennison Growth Portfolio, Neuberger Berman Genesis Portfolio and Wells Capital Management Mid Cap Value Portfolio do not consider ADRs or similar receipts and shares traded in U.S. markets to be foreign securities.

Foreign Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies and securities denominated in foreign currencies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurobonds, and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States, and such standards and practices may vary significantly from country to country. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Other risks of investing in such securities include political or economic instability in the country involved, reduction of governmental or central bank support, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. There is a possibility of developments that could adversely affect investment in and the liquidity of securities of certain foreign countries, including but not limited to expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Foreign issuers may become subject to sanctions imposed by the United States or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Portfolio’s ability to buy, sell, receive or deliver the securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges and markets, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio. In certain markets, there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of a portfolio security or, if the Portfolio had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. There can be no assurance that currency controls will not be imposed in any foreign country. In addition, the value of foreign fixed-income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the World Bank, the Asian Development Bank, and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Foreign sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. For a discussion of foreign sovereign debt securities of European countries, see “Investment Strategies and Risks—Recent Events.”

Securities of companies domiciled in Canada, Puerto Rico, and the Caribbean Islands, if primarily traded in the U.S. securities markets, are generally not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Certain Portfolios may gain exposure to securities in certain foreign markets through investments in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Portfolios may use participation notes or other investments to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the participation note’s performance may differ from the underlying security’s performance. While the holder of a participation note may be entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. There is also no assurance that there will be a secondary trading market for a participation note or that the trading price of a participation note will equal the value of the underlying security. Additionally, issuers of participation notes and the calculation agent may have broad authority to control the foreign exchange rates related to the participation notes and discretion to adjust the participation note’s terms in response to certain events.

Eurodollar and Yankee dollar bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) bank obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See also “Fixed-Income Securities—Foreign Obligations”

Forward Commitments, When-Issued, and Delayed Delivery Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its adviser or subadviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate or earmark cash or liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. These transactions may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

High Yield Foreign Sovereign Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield foreign sovereign debt securities, which are typically issued by foreign sovereign obligors in developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a foreign sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds. See “Brady Bonds.”

Investments in High Yield Foreign Sovereign Debt Securities are subject to risks similar to investments in “High Yield, High Risk Debt Securities.” See also “Fixed-Income Securities.”

High Yield, High Risk Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody’s, BB or B by S&P or BB or B by Fitch Ratings (“Fitch”) (commonly known as “junk bonds”), may be subject to certain risks with respect to the issuing entity’s ability to make scheduled payments of principal and interest, and also may be subject to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the adviser or subadviser’s own credit analysis.

Lower quality fixed-income securities are affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed-income securities is generally less liquid than the market for investment grade fixed-income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio’s portfolio securities for purposes of determining the Portfolio’s net asset value.

A Portfolio may invest in mezzanine securities, which are generally lower quality fixed-income securities and frequently unrated and present many of the same risks as senior loans, second lien loans and lower quality fixed-income securities. See “Senior Loans and Other Direct Indebtedness.” However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is an investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

A Portfolio may also invest in high yield debt securities that are rated C or below (sometimes referred to as “distressed securities”). Distressed securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of such securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of such securities may be more complex than for issuers of higher quality debt securities. These securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. If an issuer of such securities defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio by investing in such securities, may incur additional expenses to seek recovery of its investment.

In determining suitability of investment in a particular unrated security, the adviser or subadviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hybrid Instruments

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. Various Benchmarks and prices for Underlying Assets are typically highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the adviser or subadviser expected.

Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the adviser or subadviser to the Portfolios, other than the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Balanced Plus Portfolio and Western Asset Management Government Income Portfolio, do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T.  Rowe Price Small Cap Growth Portfolio) of each Portfolio’s total assets.

Illiquid Securities

As set forth in the “Investment Practices” section, each Portfolio may invest up to 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of its net assets in “illiquid securities.” Illiquid securities are investments that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Adviser or the Portfolio’s subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If, due to the appreciation of illiquid securities, the depreciation of liquid securities, a change in net assets or other circumstances, a Portfolio’s investment in illiquid assets represents more than 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of the value of its net assets, the Portfolio is not required to sell any illiquid securities if to do so would not be, in the Adviser or subadviser’s opinion, in the best interest of the Portfolio’s shareholders.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Portfolio will not receive its sales proceeds until that time, which may constrain the Portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). A Portfolio may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser or subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Portfolios to establish a liquidity risk management program (the “LRMP”). Under the LRMP, the Adviser assesses, manages, and periodically reviews each Portfolio’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.

Limited Partnership and Limited Liability Company Interests. Certain Portfolios may invest in limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Certain Portfolios may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Portfolios, who include their pro rata share of the partnership’s income and expenses in their own taxes. This pass-through may potentially cause non-compliance by the Portfolios with certain tax laws and regulations to which the Portfolios are subject, and subject them to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Code. Limited partnership units are typically illiquid and subject to contractual transfer restrictions; thus a Portfolio will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. Certain decisions that could adversely affect the Portfolios, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners. A Portfolio also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Portfolio makes an investment in a limited partnership, it typically signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Portfolio must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Publicly traded partnerships (“PTP”) and master limited partnerships (“MLPs”) are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). In addition to the risks associated with the underlying assets and exposures within a PTP or an MLP, a Portfolio’s investments in PTPs and MLPs are subject to other risks. The value of a PTP or an MLP will depend in part upon specialized skills of the PTP’s or MLP’s manager, and a PTP or an MLP may not achieve its investment objective. A PTP, MLP and/or its manager may lack, or have limited, operating histories. A Portfolio will be subject to its proportionate share of a PTP’s or an MLP’s expenses. A PTP or an MLP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, a Portfolio would have limited distribution rights in connection with its investment in a PTP or an MLP.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, and inadequate supply of external capital. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Portfolio’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit.

Private Investment in Public Equity. Certain Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Inflation-Indexed Bonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Indexed Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument. See also “Fixed-Income Securities.”

Interest Rate Transactions

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in interest rate transactions, which include: (1) interest rate swaps, (2) puts and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts, and (5) put and call options on interest rate futures contracts.

Interest Rate Swaps and Related Caps and Floors

Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio may use these transactions for a variety of purposes, including hedging, but also for purposes of income enhancement and market exposure. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Inasmuch as these swaps, caps, and floors are entered into for good faith hedging purposes, the adviser or subadvisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the adviser or subadviser. For a description of the NRSROs and their ratings, see Appendix A. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

A Portfolio’s risk of loss from credit and counterparty risk arising from a swap is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In addition, with respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio’s net obligations, if any.

In addition to using interest rate swaps for hedging purposes, AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may use interest rate swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Interest Rate Swap Agreements. The AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may each purchase or sell options on interest rate swaps for hedging and other investment purposes. An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

Purchase and Sale of Interest Rate Futures Contracts. A Portfolio may purchase and sell interest rate futures contracts on fixed-income securities or indices of such securities, including municipal indices and any other indices of fixed-income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio’s average yield as a result of the shortening of maturities.

The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio’s short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio’s investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

A Portfolio will enter into interest rate futures contracts that are traded on national or foreign futures exchanges and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (“CEA”) by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marché à Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

With respect to interest rate futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to interest rate futures contracts that are required to cash settle, however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any (in other words, the Portfolio’s daily net liability, if any), rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled interest rate futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the interest rate futures contract.

Options on Interest Rate Futures Contracts. A Portfolio may purchase and write call and put options on interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on interest rate futures, rather than selling futures contracts, in anticipation of a rise in interest rates or purchase call options or write put options on interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of debt securities that the Portfolio intends to purchase.

In connection with transactions in interest rate futures and related options on such futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to purchasing or selling options on interest rate/bond futures contracts for hedging purposes, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio,

PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may also purchase or sell options on interest rate/bond futures for other investment purposes.

Inverse Floaters

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Investment Grade Corporate Debt Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its adviser or subadviser to evaluate potential investments. Among the factors that a Portfolio’s adviser or subadviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends. See also “Fixed-Income Securities.”

Loan Participations, Assignments, and Other Direct Indebtedness

As set forth in the “Investment Practices” section, certain of the Portfolios may invest a portion of their assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio’s having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers’ obligation or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the adviser or subadviser to be creditworthy.

Money Market Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in money market securities. Money market securities in which a Portfolio may invest include U.S. Government securities, U.S. dollar denominated instruments (such as bankers’ acceptances, commercial paper, domestic or Yankee certificates of deposit, and Eurodollar bank obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches, as well as banks controlled by non-U.S. holding companies. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

Other money market securities in which a Portfolio may invest include certain variable- and floating-rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for certain of these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes, including municipal variable rate demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a NRSRO. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Generally, a Portfolio will invest only in high quality money market instruments, i.e., securities that have been assigned the highest quality ratings by NRSROs such as “A-1” by Standard & Poor’s, “Prime-1” by Moody’s or “F1” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.

The following Portfolios may invest in money market instruments rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser:

•	AB Global Dynamic Allocation

•	AB International Bond

•	BlackRock Global Tactical Strategies

•	Brighthouse/Eaton Vance Floating Rate

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Brighthouse/Templeton International Bond generally will only invest in money market instruments rated “Prime-1” or “Prime-2” by Moody’s, “A-1” or “A-2” by Standard & Poor’s or “F1” by Fitch or issued by companies having an outstanding debt issue currently rated “Aaa” or “Aa” by Moody’s, “AAA” or “AA” by Standard & Poor’s or “AAA” or “AA” by Fitch.

•	Brighthouse Balanced Plus

•	Harris Oakmark International

•	Invesco Balanced-Risk Allocation

•	JPMorgan Global Active Allocation

•	JPMorgan Small Cap Value

•	Loomis Sayles Global Allocation

•	Loomis Sayles Growth

•	PanAgora Global Diversified Risk

•	PIMCO Inflation Protected Bond

•	PIMCO Total Return

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TCW Core Fixed Income may invest in commercial paper rated within the two highest ratings categories by S&P or Moody’s or, if not rated, that is determined by the Adviser or TCW to be of comparable quality.

•	T. Rowe Price Large Cap Value (up to 10%)

•	Victory Sycamore Mid Cap Value

•	Wells Capital Management Mid Cap Value may invest in money market instruments rated “A-2” by Standard & Poor’s, “Prime-2” by Moody’s and “F2” by Fitch.

•	Western Asset Management Government Income Portfolio

Mortgage-Backed Securities, including Collateralized Mortgage Obligations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage-backed securities. Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Certain of the Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Certain of the Portfolios may invest in To Be Announced (“TBA”) Mortgage Securities, which are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral. FINRA rules have been finalized but not yet implemented that will require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

A Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Portfolio may invest in various tranches of CMO bonds, including support bonds.

CMO Residuals. Certain Portfolios may invest in CMO Residuals. CMO residuals are mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, which may be comprised of a number of tranches, and second to pay the related administrative expenses and any management fee of the issuer of the CMOs. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. Because the holders of CMO residuals are entitled only to excess cash flow after the payment of all other obligations has been made, a Portfolio investing in CMO residuals may not recoup anything on its investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities. There can be no assurance that there will be a market for CMO residuals or that a Portfolio will be able to sell a CMO residual in which it may invest.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities, such as those issued by Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. For purposes of this section, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of Fannie Mae and Freddie Mac under which, if FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (Fannie Mae or Freddie Mac, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provided that the Obama Administration would work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the initiatives described above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS”, in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

A Portfolio’s ability to invest in UMBS to the same degree that the Portfolio currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including the Portfolios, to adapt to the issuance of UMBS. A Portfolio may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

Credit Risk Transfer Securities. The mortgage-backed securities in which a Portfolio may invest include fixed- or floating-rate credit risk transfer securities, which include unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or another government-sponsored entity. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing entity, and (ii) principal is paid by the issuing entity in accordance with the principal payments and default performance of a certain pool of mortgage loans acquired by the issuing entity (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the issuing entity. Credit risk transfer securities may be issued in different tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers, and any removals of a reference obligation from the reference pool. The risks of investing in credit risk transfer securities include, among others, those associated with investing in other types of mortgage-backed securities not subject to any external guarantee or credit enhancement, including credit risk (risk of non-payment of principal and interest when due), prepayment risk, extension risk, interest rate risk and market risks.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the issuing entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that the issuing entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other government-sponsored entities because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, investors could lose some or all of their investment in these securities if the reference obligations default. A Portfolio may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities include risks similar to those associated with credit risk transfer securities issued by government-sponsored entities, though the issuing entities may be less creditworthy than a government-sponsored entity.

Mortgage Dollar Roll Transactions

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the adviser or subadviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will segregate or earmark cash or other liquid assets until the settlement date in an amount equal to the forward purchase price.

Municipal Fixed-Income Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in municipal fixed-income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. The interest paid on a municipal bond issued after December 31, 2017 in an advance refunding will generally be subject to tax.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by a particular project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s adviser or subadviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s adviser or subadviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio. If such legislation were passed, the Trusts’ Boards of Trustees may recommend changes in the Portfolio’s investment objectives and policies. See “Fixed-Income Securities.”

Puerto Rico Municipal Securities. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political and social conditions in Puerto Rico. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a Portfolio’s holdings in Puerto Rico municipal obligations. These difficult economic conditions have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Pending or future legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a Portfolio’s investments in Puerto Rico municipal securities.

In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. Among other things, PROMESA established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts. In May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Additional Puerto Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. In February 2019, the United District Court for the District of Puerto Rico approved a plan to restructure $17.6 billion of COFINA issued debt. There can be no assurances that these debt restructuring efforts will be effective. As of March 31, 2021, the mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, actions by the Oversight Board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity, or value of certain investments held by a Portfolio and could reduce a Portfolio’s performance.

New Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in newly developed types of securities and related instruments that have attributes and risk profiles consistent with a Portfolio’s objective and strategies. There is typically less publicly available information about new securities as there is for similar investments that have been available for sale for longer. New securities may also be subject to, among others, market risk, liquidity risk, and interest rate risk.

Obligations of Supra-national Agencies

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in obligations issued by supra-national agencies such as the World Bank, which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supra-national agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Options and Futures Strategies

As set forth in the “Investment Practices” section, certain of the Portfolios may engage in options and futures strategies, which include: (1) stock index futures contracts, bond futures contracts, credit default swap index futures contracts, U.S. Treasury futures contracts, commodity futures contracts, and contracts for difference and (2) put and call options on securities, stock indices and stock index futures contracts. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its adviser or subadviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio’s current return.

The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. Government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its adviser or subadviser determines is appropriate in seeking to attain the Portfolio’s investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain cash or liquid assets in a segregated account at the Trust’s custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio’s obligation under the option. A written call option is also covered if the Portfolio maintains cash or liquid assets in a segregated bank account at the Trust’s custodian bank with a value equal to or greater than the Portfolio’s obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

A Portfolio will receive a premium from writing an option, which increases the Portfolio’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

In addition to purchasing equity options for hedging purposes, the AB Global Dynamic Allocation Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio and SSGA Emerging Markets Enhanced Index Portfolio may sell covered call equity options for other investment purposes. The AB Global Dynamic Allocation Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio and SSGA Emerging Markets Enhanced Index Portfolio may also purchase equity options for other investment purposes.

Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options on stock indices include options on the Standard & Poor’s 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio’s adviser or subadviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio’s adviser or subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

In addition to entering into stock index futures transactions for hedging purposes, the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio, MetLife Stock Index Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, and SSGA Emerging Markets Enhanced Index Portfolio each may enter into stock index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy. The AB International Bond Portfolio, PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond Portfolio and PanAgora Global Diversified Risk Portfolio may also enter into bond index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

Options on Stock Index Futures Contracts. A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Portfolio intends to purchase.

In connection with transactions in stock index options and stock index futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. Government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to using options on stock index futures for hedging purposes, the Brighthouse/Dimensional International Small Company Portfolio, JPMorgan Global Active Allocation Portfolio and PanAgora Global Diversified Risk Portfolio each may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio’s ability to terminate options and futures positions at times when its adviser or subadviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its adviser or subadviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The adviser and subadvisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The Adviser or subadviser may determine certain over-the-counter options to be illiquid. A Portfolio’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio’s adviser or subadviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, or the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, might decrease. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Other Investment Companies, Including Exchange-Traded Funds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in the securities of other investment companies, including open-end and closed-end investment companies, ETFs, and business development companies (“BDCs”). The 1940 Act imposes certain limitations on a Portfolio’s ability to acquire the securities of other investment companies, including ETFs. Specifically, the 1940 Act prohibits a registered investment company (and companies or investment companies it controls) from: (1) acquiring more than 3% of an investment company’s total outstanding voting securities; (2) investing more than 5% of its total assets in any one investment company; or (3) investing, in the aggregate, more than 10% of its total assets in other investment companies (collectively, the “3-5-10 Limitations”). Notwithstanding these statutorily-imposed limitations, a Portfolio may acquire the securities of other investment companies in excess of the foregoing limitations, provided that such investments are made in accordance with other provisions of the 1940 Act or applicable SEC rules. Moreover, certain investment companies, such as the Portfolios, may obtain exemptive orders from the SEC which permit them to invest in the securities of other investment companies in excess of the limitations set forth above. In addition, certain investment companies, including ETFs, may obtain exemptive orders from the SEC which permit investment companies unaffiliated with such companies to acquire their securities in excess of the limitations set forth above. In October 2020, the SEC adopted Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. In connection with the adoption of Rule 12d1-4, the SEC is also rescinding Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, which are expected to be rescinded effective on or about January 19, 2022. Before these rescissions become effective, certain Portfolios may invest in certain other investment companies in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the Trusts by the SEC, provided certain conditions are met. Once these rescissions become effective, however, certain Portfolios may need to modify their investments.

Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a “passive foreign investment company” or “PFIC” regardless of whether such “passive foreign investment company” makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the adviser’s or subadviser’s judgment, the potential benefits exceed associated costs.

Exchange-traded funds. Certain Portfolios may invest in ETFs. ETFs are subject to risks similar to the risks of investing in the securities of investment companies. ETFs are investment companies that are registered under the 1940 Act as open-end management investment companies or unit investment trusts (“UITs”). Unlike typical open-end management investment companies or UITs, ETFs do not sell or redeem their shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges, including the NASDAQ, list ETF shares for trading, thus permitting investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end management investment companies and UITs, which issue redeemable shares, and of exchange-traded closed-end management investment companies, which issue shares that trade at negotiated prices on national securities exchanges and are generally not redeemable.

The redemption price (and therefore the sale price) for shares of ETFs is derived from and based upon the ETFs’ portfolio holdings. Accordingly, the level of risk involved in the purchase, redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of underlying portfolio holdings. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio holdings and due to supply and demand for the ETFs on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). Disruptions in the markets for the portfolio holdings underlying an ETF could result in the ETF incurring losses.

There are various types of ETFs. Some ETFs seek to track the performance of either a particular broad market index, such as the S&P 500 Index or Bloomberg Barclays Aggregate Bond Index, or a specialized index that focuses on a particular geographic region, sector or industry. Rather than track a particular index, other ETFs invest in commodities, currencies, real estate or bank loans. Still other ETFs are designed either to provide returns that amplify the returns of a particular market index or market sector (so-called leveraged ETFs) or to provide returns that are the opposite of the returns of a particular market index or market sector (so-called inverse ETFs).

Leveraged and inverse ETFs are commonly referred to as synthetic ETFs because they use synthetic derivative instruments in an effort to achieve their investment objectives. A leveraged or inverse ETF’s use of derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Derivative instruments, particularly when used to create leverage, may expose a leveraged or inverse ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the underlying reference instrument. A Portfolio’s use of leveraged and inverse ETFs may increase the volatility of the Portfolio’s net asset value. The use of aggressive investment techniques by a leveraged or inverse ETF also exposes that ETF to risks different from, or possibly greater than, the risks associated with traditional investing. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the prices of derivative instruments and movements in the prices of the underlying reference instruments; (5) the risk that the cost of holding a derivative instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an ETF’s position in a particular derivative instrument when desired. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large gains or losses.

There is no assurance that the requirements of a national securities exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting an ETF should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of an ETF as part of its investment strategy.

Common examples of ETFs include SPDRs, iShares, Vanguard ETFs, and ProShares ETFs. A Portfolio may, subject to applicable limitations that are discussed in this SAI Information and the relevant prospectus, invest in these and other ETFs.

Business Development Companies. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, which may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Certain BDCs in which a Portfolio may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

Each American Allocation Portfolio, each Trust II Allocation Portfolio and the Trust I Allocation Portfolio invest substantially all of their assets in the securities of other investment companies. The Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invest a substantial portion of their respective assets in the securities of other investment companies. Each ETF Portfolio as well as the BlackRock Global Tactical Strategies Portfolio invests a substantial portion of its assets in ETFs. The SSGA Emerging Markets Enhanced Index Portfolio may, at times, invest a substantial portion of its assets in ETFs.

Payment-in-Kind (“PIK”) Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in PIK bonds. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value, due to changes in interest rates, than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

Portfolio Turnover

The Portfolios’ adviser or subadvisers generally will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio’s annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio’s performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the adviser and subadvisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

Turnover Rate	Portfolio
100% to 250%	AB International Bond
Brighthouse/Franklin Low Duration Total Return
Invesco Balanced Risk
Morgan Stanley Discovery
PIMCO Inflation Protected Bond
Schroders Global Multi-Asset
Western Asset Management U.S. Government
251% to 500%	BlackRock Bond Income
Brighthouse/Wellington Balanced
TCW Core Fixed Income
Over 500%	PIMCO Total Return

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for less than five years) are included in each Portfolio’s Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of a Portfolio’s portfolio turnover rate that is reported in the Portfolio’s Prospectus. If these instruments were included in that calculation, a Portfolio may have a higher portfolio turnover rate than otherwise stated.

The portfolio turnover for the Master Fund is described in the summary prospectus and prospectus for the Master Fund, which are delivered together with the Summary Prospectus and Prospectus, as applicable, for the Feeder Portfolio. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks

As set forth in the “Investment Practices” section, certain of the Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Trust Preferred Securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and therefore subject to restrictions on resale. See “Rule 144A Securities and Other Private Placement Securities.” There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. The condition of the financial institution is considered to determine the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)

As set forth in the “Investment Practices” section, certain of the Portfolios may make investments related to real estate (“Real Estate Investments”), including REITs and real estate operating companies (“REOCs”).

Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and the appeal of properties to tenants. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

Recent Events

In past years, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the

Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund may be adversely affected due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Act and regulations promulgated thereunder require derivatives to be reported, certain derivatives to be cleared and certain derivatives to be traded on an exchange or swap execution facility, and impose minimum margin requirements on uncleared derivatives and business conduct requirements on dealers. The European Union (and some other countries) has adopted similar requirements, which affect a Portfolio, Underlying Portfolio, Underlying ETF or Master Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. These rules are new and evolving (and some of the rules are not yet final), so their ultimate impact remains unclear. New regulations promulgated by the CFTC, the SEC or other regulatory bodies could, among other things, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Portfolio) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Portfolio may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Portfolio engages in derivative transactions also could prevent the Portfolio from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio’s ability to achieve its investment objectives or implement its investment strategies.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act which, once effective, will apply to the Portfolio’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.

New requirements may also result in increased uncertainty about counterparty risk, and they may also limit the flexibility of a Portfolio to protect its interests in the event of the financial distress or insolvency of a counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, each Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Portfolios from exercising termination rights based on the financial institution’s financial distress or insolvency. In particular, with respect to counterparties who are subject to such insolvency or similar proceedings in the European Union, the liabilities of such counterparties to a Portfolio could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund.

Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Portfolios may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment. The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain low interest rates, such as by purchasing bonds. A low interest rate environment may have an adverse impact on a Portfolio’s ability to provide a positive yield to its shareholders and pay expenses out of Portfolio assets because of the low yields from the Portfolio’s portfolio investments.

In addition, steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Portfolio’s portfolio of investments and on the management of the Portfolio. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Portfolio invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Portfolios, the Adviser, or the subadvisers are regulated. Such legislation, regulation, or other government action could limit or preclude a Portfolio’s ability to achieve its investment objective and affect the Portfolio’s performance.

With continued economic recovery and the reduction of market support activities by some governmental financial regulators, the Portfolios may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Portfolio investments, which could cause the value of a Portfolio’s investments and a Portfolio’s share price to decline or create difficulties for the Portfolio in disposing of investments. A Portfolio that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Portfolio that does not invest in derivatives. If rising interest rates cause a Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which could force the Portfolio to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. To the extent a Portfolio experiences high redemptions because of these policy changes, a Portfolio may experience increased portfolio turnover, which will increase the costs that a Portfolio incurs and lower a Portfolio’s performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation, and performance of the portfolio holdings of the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund. Furthermore, volatile financial markets can expose the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.

During and following the global economic crisis that began in 2008, certain real estate markets experienced declines in prices and demand, most notably in the residential housing market. During that time, there were rising delinquency rates in loans to weaker borrowers, specifically in the subprime mortgage sector, that caused rising defaults on loans. These defaults caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders led to instability in capital markets associated with securities that were linked to the mortgage- and asset-backed securities market, especially the sub-prime market. There is no assurance that these or similar events will not occur in the future and have an adverse impact on the Portfolios. Such events may increase the risk associated with the investments discussed above, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly in recent years. Government agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of the economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the United States. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the United States.

The increasing popularity of passive index-based investing has the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, prices of securities represented in one or more indices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies related to those indices rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility if more money is invested through or withdrawn from passively managed strategies and products).

The European Union (“EU”) is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU countries will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the EU, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

At a referendum in June 2016, the United Kingdom (the UK) voted to leave the European Union (EU) thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally invoked Article 50 of the Treaty of Lisbon to begin the process under which the UK shall withdraw from the EU in due course. Upon invoking Article 50, the UK triggered a two-year period for negotiation of the terms of the withdrawal from the EU. On November 25, 2018, EU leaders approved the terms of the UK’s withdrawal from the EU, and following a period of impasse within the UK Parliament, the UK held a general election on December 12, 2019 in which the Conservative Party, which is in favor of Brexit, won a significant majority. The UK Government approved the withdrawal agreement in January 2020. Following this approval, the UK left the EU on January 31, 2020 and entered an 11-month transition period to focus attention on the nature of the UK’s future relationship with the EU. During this period, the UK effectively remained in the EU’s customs union and single market and continued to obey EU rules. Prior to the end of the transition period, the EU and UK ratified the EU-UK Trade and Cooperation Agreement (“TCA”), which lays out the terms of the UK’s future cooperation with the EU. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Portfolio’s investments.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Portfolios are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve Bank of New York is publishing a daily Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. SOFR is a broad measure of the cost of overnight borrowing of cash collateralized by U.S. Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives in place of LIBOR. Proposals for alternative reference rates for other currencies, such as the Sterling Overnight Interbank Average Rate in the UK, have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity of investments impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Portfolios. The effect of any changes to, or discontinuation of, LIBOR on the Portfolios will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. A Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact a Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR on the Portfolios.

Repurchase Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution that agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will only enter into repurchase agreements with eligible broker-dealers or bank counterparties whose creditworthiness is determined to be satisfactory by the Portfolio’s subadviser, pursuant to guidelines adopted by the Trust. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Reverse Repurchase Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian, cash or other liquid assets having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during the period a reverse repurchase agreement is held, it may adversely affect the Portfolio’s net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and to the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets as described above, such transactions would be subject to a Portfolio’s limitations on borrowings.

Please see the “Recent Events” section above for more information about the potential impact of new Rule 18f-4 on instruments like reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

Rule 144A Securities and other Private Placement Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase securities issued pursuant to Rule 144A under the 1933 Act and other private placement securities. Since trading in these securities is limited primarily to institutional investors (and, in the case of Rule 144A securities, to qualified institutional buyers), such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. At times, it may also be more difficult to accurately value these securities. Rule 144A and other private placement securities are treated as illiquid, unless the Portfolio’s adviser or subadviser has determined that the Portfolio could sell or dispose of the particular issue of Rule 144A or other private placement securities in seven calendar days or less without the sale or disposition significantly changing the market value of such securities. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. If a security a Portfolio holds must be registered under the 1933 Act before it may be sold, the Portfolio may have to bear all or part of the registration expenses and the risk of substantial delay in effecting such registration. If, during such a period, adverse market conditions develop, the Portfolio may obtain a less favorable price than when it first decided to sell the security.

Securities Loans

As indicated in the “Investment Practices” section, certain of the Portfolios may make loans of portfolio securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities and marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s securities lending program. During the period of a loan, the borrower pays to the

Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral, but bear the risk of loss on any collateral so invested, or receive a fee from the borrower. Lending portfolio securities, as with other extensions of secured credit, involves risks of delay in the receipt of additional collateral or in the recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolios may invest cash collateral in high quality instruments with short maturities, money market fund securities, repurchase agreements with respect to U.S. Government Securities and/or repurchase agreements with respect to other securities, including equity securities. Repurchase agreements with respect to equity securities typically pay higher yields than repurchase agreements with respect to U.S. Government Securities, but are subject to greater risk of loss to the Portfolio if the value of such securities declines and the counterparty defaults on its obligation to repurchase such securities.

A Portfolio has a right to call each loan and obtain the securities on notice equal to one standard settlement period for the loaned securities or, in connection with securities traded on foreign markets, within such longer settlement period as is customary for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but the Adviser or subadviser will seek to call a loan in anticipation of any vote the Adviser or subadviser deems to be material to a Portfolio’s investment. Loans will only be made to firms deemed by the Adviser or subadviser to be of good standing and will not be made unless, in the judgment of the Adviser or subadviser, the consideration to be earned from such loans would justify the risk.

Senior Loans and Other Direct Indebtedness

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in senior floating rate loans (“Senior Loans”) of domestic and foreign borrowers (“Borrowers”), and other direct indebtedness. Senior Loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.

A Senior Loan is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

A Portfolio also may invest in “Participations.” Participations by a Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Except as described below, a Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another NRSRO or determined by the adviser or subadviser to be of comparable quality). Securities rated Baa by Moody’s have speculative characteristics. Similarly, except as described below, a Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the adviser or subadviser to be of comparable quality. With respect to the AB International Bond Portfolio, BlackRock High Yield Portfolio, Brighthouse/Eaton Vance Floating Rate Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, and PIMCO Total Return Portfolio, the Portfolios may invest in Participations or Assignments with credit quality comparable to that of issuers of their respective securities investments.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans may also not be considered “securities,” and purchasers, such as the Portfolios, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower.

A Portfolio may come into possession of material non-public information about a borrower as a result of its ownership of a Senior Loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Borrower Covenants. Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the

Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. If a Loan Investor accelerates the repayment of a Senior Loan because of the Borrower’s violation of a restrictive covenant under the Loan Agreement, the Borrower might default in payment of the Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

The types of covenants included in a Loan Agreement generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Some of the Senior Loans in which a Portfolio may invest or to which a Portfolio may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the Borrower than certain other types of loans. Such loans generally do not include terms which allow the Loan Investor to monitor the performance of the Borrower and declare a default or force a Borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, Loan Investors typically must rely on covenants that restrict a Borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the Borrower, rather than by a deterioration in the Borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a Borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants. In addition, a Portfolio may experience delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. A Portfolio may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by a Portfolio. Furthermore, unless under the terms of a Participation Agreement a Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC-insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. However, a Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

A Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect a Portfolio’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in loan collateral. If a Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Portfolio could also have to refund interest.

A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. A Portfolio may also acquire equity securities or debt instruments (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Portfolio’s investment policies. Equity securities rank lower in the Borrower’s capital structure than senior loans, Junior Loans (as defined below), or subordinated debt securities.

Trading Issues. Senior Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold. These restrictions may (i) impede a Portfolio’s ability to buy or sell Senior Loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by a Portfolio; (iv) impede a Portfolio’s ability to timely vote or otherwise act with respect to Senior Loans; and (v) expose a Portfolio to adverse tax or regulatory consequences. It may take longer than seven days for transactions in Senior Loans to settle, which may affect a Portfolio’s process for meeting redemptions. Portfolios may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.

Regulatory Changes Affecting Senior Loans. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans. A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans. A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. Bridge loans or bridge facilities are short-term loan arrangements (generally 12 to 18 months) typically secured by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Portfolio receives a fee.

Short Sales

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into short sales. A Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

Certain of the Portfolios may make short sales of a security they do not own. These short sales are referred to as “naked” short sales. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Special Situations

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in special situations. Periodically, a Portfolio, such as Invesco Global Equity Portfolio and Loomis Sayles Small Cap Core Portfolio, might use aggressive investment techniques. These might include seeking to benefit from what the adviser or subadviser of the Portfolio perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the adviser or subadviser, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Standby Commitment Agreements

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into standby commitment agreements. Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Stripped Mortgage Securities

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in stripped mortgage securities. Stripped mortgage securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage securities may be more volatile and less liquid than that for other mortgage securities, potentially limiting the Portfolios’ ability to buy and sell those securities at any particular time.

In the case of privately issued stripped mortgage securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.

Structured Notes

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) (i.e., a commodity-linked note), a foreign currency, an index of securities (such as the S&P 500 Index), an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments. Investments in structured notes are generally of a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured securities. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. See also “Credit Linked Notes” above.”

Swaps, Caps, Floors, Collars, Etc.

As indicated in the “Investment Practices” section, certain of the Portfolios may enter into interest rate, currency, inflation, and index swaps, as well as the purchase or sale of related caps, floors, collars, and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against fluctuations in currency or the rate of inflation, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio generally will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay.

A Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements may be privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered swap execution facility.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain swaps are required to be executed through a centralized exchange or regulated facility and to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Portfolio may not be able to enter into swaps that meet its investment needs. The Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Also, since each Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Portfolios hold cleared derivatives through accounts at a clearing member. Clearing members can demand additional margin. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. The Portfolio will assume the risk that the clearinghouse and the Portfolio’s clearing member may be unable to perform their obligations. Not all derivative transactions are currently eligible for clearing.

In connection with swap agreements, securities or cash may be received by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default, bankruptcy or insolvency of the counterparty. A Portfolio will maintain cash or appropriate liquid assets in a segregated custodial account, or in a manner consistent with Section 18 of the 1940 Act and applicable SEC guidance, to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement. To the extent that a Portfolio maintains in a segregated account with its custodian or earmarks liquid assets sufficient to meet its obligations under swaps, caps, floors, collars or other similar derivatives, these investments will not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Portfolio’s borrowing restrictions.

A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. A Portfolio’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, though these may be limited by applicable law in the case of a counterparty’s insolvency.

A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaptions are generally subject to the same risks involved in a Portfolio’s use of options. See “Purchasing and Selling Options” above.

The Portfolios may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

See also, “Credit Default Swaps,” “Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options,” and “Interest Rate Transactions.”

Terrorism, War, Natural Disaster and Epidemic Risk

Terrorism, war and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolios’ investments.

Trade Claims

As indicated in the “Investment Practices” section, certain of the Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Securities

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in U.S. Government securities. Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. U.S. Government securities also include obligations issued or guaranteed by agencies and government-sponsored entities that are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. See also “Fixed-Income Securities.”

Yankee Bonds and Eurobonds

As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Yankee bonds and Eurobonds. Yankee bonds are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Eurobonds are foreign bonds issued by government and corporate issuers and issued and traded in countries other than the country whose currency is used.

Eurobonds and Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobonds (and to a limited extent, Yankee bonds) also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. Yankee bonds are also affected by interest rates in the U.S.

Zero Coupon Bonds and Deferred Interest Bonds

As indicated in the “Investment Practices” section, certain of the Portfolios may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrete and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

INVESTMENT RESTRICTIONS

Trust I Portfolio Fundamental Policies

The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Further information on the Portfolios’ limitations on borrowing, commodities, loans and senior securities is provided at the end of this section.

The following eight fundamental policies relate to each Portfolio with the exception of the Feeder Portfolio and JPMorgan Core Bond Portfolio. The prospectuses for AQR Global Risk Balanced Portfolio, AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and PanAgora Global Diversified Risk Portfolio set forth the types of investments that will be made by those Portfolios, as well as those made by each Portfolio’s Subsidiary (as defined below), and explain that each Portfolio’s Subsidiary will be subject to the same fundamental investment restrictions as the corresponding Portfolio, to the extent applicable to the investment activities of the Subsidiary.

1.	Borrowing

Each Portfolio may not borrow money, except to the extent permitted by applicable law.

2.	Diversification*

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Loomis Sayles Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio, AQR Global Risk Balanced Portfolio, and PanAgora Global Diversified Risk Portfolio, and SSGA Emerging Markets Enhanced Index Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

*

As of April 30, 2021, Loomis Sayles Growth Portfolio expects that it will act as a diversified portfolio under the 1940 Act, although it has the ability to act as a non-diversified Portfolio, to the extent consistent with Rule 13a-1.

3.	Concentration

Each Portfolio, other than Clarion Global Real Estate Portfolio and SSGA Emerging Markets Enhanced Index Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities and repurchase agreements secured by such obligations. The SSGA Emerging Markets Enhanced Index Portfolio will not invest more than 25% of the value of its total assets in any one industry, except when more than 25% of its underlying index is represented by that industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. For the purpose of this restriction, the Brighthouse/Eaton Vance Floating Rate Portfolio will consider all relevant factors in determining who is the issuer of the loan interest, including the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest sale environment, and general economic conditions applicable to the borrower and such interpositioned person.

4.	Underwriting

Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

5.	Real Estate

Each Portfolio, other than Clarion Global Real Estate Portfolio, may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

6.	Commodities

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio, the Schroders Global Multi-Asset Portfolio, and the PanAgora Global Diversified Risk Portfolio from investing up to 25%, 10%, 10%, 25%, and 25% of their respective total assets in their respective Subsidiaries (defined below in “Management of the Trust—Cayman Subsidiary”). No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.	Loans

Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.

8.	Senior Securities

Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

The following nine fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio.

The Feeder Portfolio and the JPMorgan Core Bond Portfolio may not:

(1)

Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio’s total assets.

(2)

As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer provided that this limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies.

(3)

Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

(4)	Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

(5)

Purchase commodities or commodity contracts; except that American Funds® Growth Portfolio and JPMorgan Core Bond Portfolio may engage in transactions involving currencies (including forward or futures contracts and put and call options).

(6)	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

(7)

Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.

(8)	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

(9)

Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.

With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing.

Borrowed money creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. The fundamental policy relating to borrowing money above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to commodities, a Portfolio is generally restricted from holding or trading physical commodities except as described above, but it may enter into futures contracts and options thereon, subject to the 1940 Act restrictions on a Portfolio’s ability to issue senior securities. SEC staff interpretations and guidance currently provide that the use of certain derivatives may involve the issuance of senior securities unless these derivatives are used in a manner that does not warrant application of the 1940 Act’s restrictions on senior securities. Accordingly, a Portfolio may enter into futures contracts and options on futures provided that it complies with applicable requirements as set forth in SEC staff interpretations, guidance and SEC regulations, including a requirement to maintain segregated assets in amounts that would cover the Portfolio’s obligations under futures contracts or options on futures.

With respect to the fundamental policy relating to loans, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. This policy will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. In addition, a Portfolio may engage in derivative transactions and certain financing transactions in accordance with the terms and conditions of Rule 18f-4 and any applicable SEC guidance, SEC Staff guidance, exemptive relief or no action relief. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. This policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to applicable law, such as the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by applicable law, the policy will be interpreted to mean either that the law expressly permits the practice or that the law does not prohibit the practice.

Trust I Portfolio Non-Fundamental Policies

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following non-fundamental policy relates to each Portfolio:

1.

Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The following four non-fundamental policies relate to each Portfolio with the exception of the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Core Bond Portfolio, the JPMorgan Global Active Allocation Portfolio, the Feeder Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Schroders Global Multi-Asset Portfolio or as otherwise noted below:

Each Portfolio may not:

1.

Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, except with respect to the ETF Portfolios, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following five non-fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio, except as noted:

Each Portfolio may not:

1.	Invest in companies for the purpose of exercising control or management;

2.	Purchase securities on margin;

3.	Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

4.	Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5; and

5.

With respect to the JPMorgan Core Bond Portfolio only, invest, directly or indirectly, less than 80% of its net assets in debt securities. Shareholders will be provided with at least 60-days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

The following non-fundamental policies relate to the MetLife Multi-Index Targeted Risk Portfolio and may be changed for the MetLife Multi-Index Targeted Risk Portfolio by the Trust’s Board of Trustees without a vote of the Portfolio’s shareholders:

The MetLife Multi-Index Targeted Risk Portfolio may not:

1.	Purchase securities on margin, except that the MetLife Multi-Index Targeted Risk Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the total assets of the Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

The following non-fundamental policies relate to the Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio and Schroders Global Multi-Asset Portfolio and may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

1.

Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

2.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.

Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and

4.	Invest in companies for the purpose of exercising management or control.

Trust I Portfolio and Trust II Portfolio Operating Policies

Inverse Floating Rate Securities. The PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio will not invest more than 5% of each Portfolio’s net assets (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

Borrowing. With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3 % of its total assets, taken at market value. With the exception of Brighthouse/Templeton International Bond Portfolio, a Portfolio may borrow from banks only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets. To the extent that a Portfolio’s positions in reverse repurchase agreements are fully covered through the segregation of liquid assets, such positions are not subject to the above limitations on borrowing.

Although it has no current intention to do so, the Brighthouse/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Real Estate Investments. With respect to real estate investments, as a matter of operating policy, the Invesco Comstock Portfolio will not invest in real estate limited partnership interests other than partnerships organized as REITs.

Foreign Currency Transactions. With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio’s adviser or subadviser. A Portfolio, other than AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Schroders Global Multi-Asset Portfolio, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, and Schroders Global Multi-Asset Portfolio may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

Swaps. With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio’s subadviser.

In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for the purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for the purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement.

Concentration. For the purposes of determining concentration in any one industry, each Allocation Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Brighthouse Balanced Plus Portfolio will aggregate the amount of its indirect investments through all affiliated Underlying Portfolios. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

As a matter of operating policy, an investment by a Portfolio in an ETF that invests in securities of a broad based index is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above. In addition, as a matter of operating policy, an investment by a Portfolio in other investment companies that are money market funds is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above.

Trust I Portfolio 80% Investment Policies

Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:

•  AB International Bond

•  BlackRock High Yield

•  Brighthouse Small Cap Value

•  Brighthouse/Aberdeen Emerging Markets Equity

•  Brighthouse/Eaton Vance Floating Rate

•  Brighthouse/Templeton International Bond

•  Brighthouse/Wellington Large Cap Research

•  Clarion Global Real Estate

•  Invesco Comstock

•  Invesco Global Equity

•  Invesco Small Cap Growth

•  JPMorgan Core Bond

•  JPMorgan Small Cap Value

•  MetLife Multi-Index Targeted Risk

•  Morgan Stanley Discovery

•  PIMCO Inflation Protected Bond

•  SSGA Emerging Markets Enhanced Index

•  SSGA Growth and Income ETF

•  SSGA Growth ETF

•  T. Rowe Price Large Cap Value

•  T. Rowe Price Mid Cap Growth

•  TCW Core Fixed Income

•  Victory Sycamore Mid Cap Value

•  Wells Capital Management Mid Cap Value

•  Western Asset Management Government Income

Unless otherwise noted, for purposes of determining compliance with its 80% investment policy, a Portfolio may include towards satisfaction of that policy any derivative instruments or other instruments that have as their reference assets investments identified within a Portfolio’s 80% investment policy or that have, in the judgment of a Portfolio’s Adviser or Subadviser, economic characteristics similar to investments identified within a Portfolio’s 80% investment policy and may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Portfolio may use the notional value of a derivative when notional value is the best measure of the economic exposure the derivative provides to investments that are consistent with the Portfolio’s name.

Trust II Portfolio Fundamental Investment Restrictions

None of the Portfolios will:

1.	Borrow money, except to the extent permitted by applicable law, regulation or order (further information on the Portfolios’ limitations on borrowing is provided on page 88 of this SAI);

2.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3.

Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities, except that this restriction will not apply to VanEck Global Natural Resources (further information on the Portfolios’ limitations on commodities is provided on page 89 of this SAI);

5.

Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order (further information on the Portfolios’ limitations on loans is provided on page 89 of this SAI);

6.*

Purchase securities (other than (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Ultra-Short Term Bond, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order, and except that VanEck Global Natural Resources will invest 25% or more of its total assets in “natural resource” industries as defined in that Portfolio’s Prospectus; or

7.**

Issue any senior securities except to the extent permitted by applicable law, regulation or order. Further information on the Portfolios’ limitations on senior securities is provided on page 89 of this SAI.

*	See “Trust II Portfolio Non-Fundamental Investment Restrictions” below for BlackRock Ultra-Short Term Bond Portfolio’s related non-fundamental investment restriction.

**

For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Trust II Portfolio Non-Fundamental Investment Restrictions

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following non-fundamental policies relate to each Portfolio:

None of the Portfolios will:

1.	Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.

Acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% (5% in the case of BlackRock Ultra-Short Term Bond) of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment;

3.	Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

4.

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company; or

5.

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company.

The following non-fundamental policy relates to the BlackRock Ultra-Short Term Bond Portfolio:

The BlackRock Ultra-Short Term Bond Portfolio will:

1.	Invest 25% or more of its total assets in obligations of domestic banks and U.S. branches of foreign banks.

Trust II Portfolio 80% Investment Policies

Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:

•  Baillie Gifford International Stock

•  BlackRock Bond Income

•  BlackRock Capital Appreciation

•  BlackRock Ultra-Short Term Bond

•  Brighthouse/Artisan Mid Cap Value

•  Brighthouse/Dimensional International Small Company

•  Brighthouse/Wellington Core Equity Opportunities

•  Frontier Mid Cap Growth

•  Loomis Sayles Small Cap Core

•  Loomis Sayles Small Cap Growth

•  MetLife Aggregate Bond Index

•  MetLife Mid Cap Stock Index

•  MetLife MSCI EAFE® Index

•  MetLife Russell 2000® Index

•  MetLife Stock Index

•  MFS® Value

•  T. Rowe Price Large Cap Growth

•  T. Rowe Price Small Cap Growth

•  VanEck Global Natural Resources

•  Western Asset Management Strategic Bond Opportunities

•  Western Asset Management U.S. Government

Unless otherwise noted, for purposes of determining compliance with its 80% investment policy, a Portfolio may include towards satisfaction of that policy any derivative instruments or other instruments that have as their reference assets investments identified within a Portfolio’s 80% investment policy or that have, in the judgment of a Portfolio’s Adviser or Subadviser, economic characteristics similar to investments identified within a Portfolio’s 80% investment policy and may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Portfolio may use the notional value of a derivative when notional value is the best measure of the economic exposure the derivative provides to investments that are consistent with the Portfolio’s name.

Portfolio Investment Limitations: Trust I and Trust II

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, a change in a security’s credit quality), change in market capitalization of a security, change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio as the result of market fluctuations, or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the applicable adviser or subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. Unless otherwise noted in a Portfolio’s prospectus or elsewhere in this SAI, in the event that ratings services assign different ratings to the same security, the adviser or subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings. In addition, except with respect to limitations that expressly apply to cash and cash equivalents, no limitations applicable to a Portfolio’s investments will be considered violated by reason of an investment in cash equivalents.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to the Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this SAI or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Policies, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

Insurance Law Restrictions: Trust I and Trust II

The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in a Trust ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit a Trust to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions: Trust I and Trust II

Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Code requires that the investments of each Portfolio be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to be treated as life insurance and annuity contracts for U.S. federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Trusts and the Portfolios intend to comply with these requirements. Please see the section “Federal Income Taxes” for a more detailed discussion.

PORTFOLIO TRANSACTIONS

This section describes portfolio transactions for all Portfolios. Please note the following for the Trust I Allocation Portfolio, Trust II Allocation Portfolios, the American Allocation Portfolios, the Feeder Portfolio, and the ETF Portfolio:

The Trust I Allocation Portfolio and Trust II Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Trust I Allocation Portfolio and Trust II Allocation Portfolios bear such costs indirectly through their investments in the Underlying Portfolios. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. The description below is relevant for the Trust I Allocation Portfolio and Trust II Allocation Portfolios.

The American Allocation Portfolios invest primarily in the Underlying American Funds and do not incur commissions or sales charges in connection with investments in the Underlying American Funds. However, the American Allocation Portfolios bear such costs indirectly through their investments in the Underlying American Funds. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. Accordingly, the description below is relevant for the American Allocation Portfolios. For information regarding portfolio transactions for each Underlying American Fund in which an American Allocation Portfolio invests, see the statement of additional information for the respective Underlying American Fund.

The Feeder Portfolio invests in the Master Fund and does not incur commissions or sales charges in connection with investments in the Master Fund. However, the Feeder Portfolio bears such costs indirectly through its investments in the Master Fund. For information regarding portfolio transactions for the Master Fund in which the Feeder Portfolio invests, see the Master Fund’s statement of additional information which is delivered together with this SAI.

The ETF Portfolios invest primarily in Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs.

Accordingly, the description below is relevant for the ETF Portfolios. For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.

Subject to the supervision and control of the Adviser and the Board of Trustees of a Trust, each Portfolio’s subadviser (and in some instances, its adviser) is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Each Portfolio’s adviser or subadviser is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula.

Certain officers and employees of a Portfolio’s subadviser have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Trusts and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where a Portfolio’s subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

Whenever concurrent decisions are made by a Portfolio’s subadviser to purchase or sell securities for the Portfolio and the subadviser’s other client accounts, the subadviser generally will attempt to allocate equitably portfolio transactions among the Portfolio and its other client accounts. In making such allocations, among the factors a subadviser typically considers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and its other client accounts. In some cases the allocation of portfolio transactions by a subadviser may have an adverse effect on a Portfolio.

Portfolio Transactions Involving Equity Securities

Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. In selecting a broker through which to place orders for the purchase and sale of equity securities, a Portfolio’s adviser or subadviser considers a number of factors. Generally, an adviser or subadviser only places portfolio transactions with a broker that the adviser or subadviser believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, a Portfolio’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid.

Portfolio Transactions Involving Fixed-Income Securities

Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid. Fixed-income securities are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Board of Trustees of each Trust has approved procedures under Rule 10f-3 under the 1940 Act that permit a Portfolio to purchase securities that are offered in underwritings in which an affiliate of the Portfolio’s subadviser participates, provided certain conditions are met. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other restrictions, limit the amount of securities that the Portfolio could purchase in the underwritings.

Brokerage and Research Services

In selecting brokers to effect transactions for a Portfolio, the Portfolio’s adviser or subadviser may consider the brokerage and research services provided by a broker. A Portfolio’s adviser or subadviser may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The practice of using a Portfolio’s commission dollars to pay for brokerage and research services is sometimes referred to as “soft dollars.” The adviser or subadviser must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or the adviser’s or subadviser’s overall responsibilities to the Portfolio and its other clients. An adviser’s or subadviser’s authority to cause a Portfolio it manages to pay a higher commission is subject to the brokerage policies the Board of Trustees of a Trust may adopt from time to time.

The following services may be considered by subadvisers when selecting brokers:

Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative, regulatory and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

Products and other services, including financial publications, reports and analysis, electronic access to databases and trading systems, software, information and accessories; and

Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

The research provided by a broker may benefit the accounts managed by an adviser or subadviser, including a Portfolio, by supplementing the adviser’s or subadviser’s research. A Portfolio’s subadviser may use research services obtained with a Portfolio’s brokerage commissions to service all of its client accounts. Therefore, not all of these services may be used by the adviser or subadviser in connection with the Portfolio. It is generally not possible for a Portfolio’s subadviser to measure separately the benefits from research services to each of its accounts, including the Portfolio.

Certain Portfolios’ subadvisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Portfolio. In these situations, the underwriter or selling group member may provide a subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or its other clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other clients, and the subadviser without incurring additional costs. The Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed-price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions. Research that may be obtained in this manner may include general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

With respect to the ETF Portfolios and the SSGA Emerging Markets Enhanced Index Portfolio, the subadviser does not currently use any Portfolio’s assets for soft-dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits for State Street Global Advisors. Although these Portfolios’ commissions are not used for soft dollars, the subadviser and State Street Global Advisors’ clients may benefit from the soft dollar products/services received by State Street Global Advisors. The subadviser may aggregate trades with other clients of the subadviser, whose commission dollars are used to generate soft dollar credits for the subadviser.

The EU Markets in Financial Instruments Directive (“MiFID”). The recast EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in scope of MiFID to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. Investment managers organized in the U.S. and the Portfolios may be affected by MiFID II in several potential scenarios, including, without limitation, where: the investment manager seeks to aggregate trades on behalf of a Portfolio with those of vehicles that are directly subject to MiFID II; the investment manager seeks to use brokers based in the EU; and/or the investment manager or the Portfolios make use of advisory personnel who are subject to EU regulation. It is possible that a subadviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where the subadviser is prohibited from causing its other client accounts to do so, including where the subadviser aggregates trades on behalf of a Portfolio and those other client accounts. In such situations, the Portfolio would bear the additional amounts for the research services and the subadviser’s other client accounts would not, although the subadviser’s other client accounts might nonetheless benefit from those research services.

Commission Sharing Arrangements

Certain Portfolios’ subadvisers may obtain third-party research from brokers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct brokers to pool commissions that are generated from orders executed at that broker (for equity transactions on behalf of a Portfolio and other client accounts), and then periodically direct the broker to pay third-party research providers for research. The use of CSAs by a subadviser is subject to the subadviser’s best execution obligations to a Portfolio.

Directed Brokerage

The Board of Trustees of each Trust has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, a Trust may cause a Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which a Portfolio is required to pay or for which a Portfolio is required to arrange payment (“Directed Brokerage”). The Board of Trustees of each Trust will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

Under the Statement, any payments or benefits accrued by or credited to a particular Portfolio are applied against that Portfolio’s expenses. Accordingly, in the event that the Adviser waives or limits its fees or assumes other expenses of a Portfolio in accordance with an expense limitation agreement or similar agreement (collectively, “expense reimbursements”), payments or benefits accrued by or credited to the Portfolio under the Statement may reduce the expense reimbursements owed by the Adviser to the Portfolio.

Total Brokerage Commissions Paid

The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust I Portfolio	12/31/2020	12/31/2019		12/31/2018
AB Global Dynamic Allocation	$1,029,991	$878,891		$877,871

AB International Bond	31,290	25,719	(1)	—

American Funds® Balanced Allocation	0	0		0

American Funds® Growth Allocation	0	0		0

American Funds® Growth	0	0		0

American Funds® Moderate Allocation	0	0		0

AQR Global Risk Balanced	403,571	504,023		461,250

BlackRock Global Tactical Strategies	1,312,829	787,625		1,568,209

BlackRock High Yield	22,626	30,358		49,157

Brighthouse/Aberdeen Emerging Markets Equity	432,412	616,105		382,454

Brighthouse/Artisan International	1,133,426	1,030,468		1,222,916

Brighthouse/Eaton Vance Floating Rate	0	0		150

Brighthouse/Franklin Low Duration Total Return	24,847	24,439		32,262

Brighthouse/Templeton International Bond	0	0		0

Brighthouse/Wellington Large Cap Research	1,068,157	1,026,284		1,055,583

Brighthouse Asset Allocation 100	0	0		0

Brighthouse Balanced Plus	375,048	618,983		660,651

Brighthouse Small Cap Value	754,044	415,635		458,908

Clarion Global Real Estate	1,780,503	1,844,862		2,749,691

Harris Oakmark International	838,144	894,170		1,569,684

Invesco Balanced-Risk Allocation	268,973	486,822		385,271

Invesco Comstock	1,053,663	895,533		839,167

Invesco Global Equity	207,527	216,133		275,338

Invesco Small Cap Growth	567,099	351,786		288,403

JPMorgan Core Bond	0	0		0

Trust I Portfolio	12/31/2020	12/31/2019		12/31/2018

JPMorgan Global Active Allocation	$583,912	$643,417		$581,967

JPMorgan Small Cap Value	688,591	460,623		476,116

Loomis Sayles Global Allocation	137,729	87,871		101,534

Loomis Sayles Growth	477,563	812,794		148,202

MetLife Multi-Index Targeted Risk	51,144	73,305		79,610

MFS® Research International	374,796	258,098		339,014

Morgan Stanley Discovery	756,299	737,066		628,999

PanAgora Global Diversified Risk	176,458	132,867		77,449

PIMCO Inflation Protected Bond	157,793	191,070		84,617

PIMCO Total Return	176,457	495,745		599,837

Schroders Global Multi-Asset	558,005	416,077		647,219

SSGA Emerging Markets Enhanced Index	179,442	264,766	(1)	—

SSGA Growth and Income ETF	498,055	530,500		320,441

SSGA Growth ETF	193,208	196,414		112,872

TCW Core Fixed Income	25,455	33,353		38,866

T. Rowe Price Large Cap Value	482,559	392,467		366,067

T. Rowe Price Mid Cap Growth	265,269	277,859		294,582

Victory Sycamore Mid Cap Value	369,448	342,074		449,934

Wells Capital Management Mid Cap Value	316,571	263,076		202,813

Western Asset Management Government Income	19,599	17,549		20,829

(1)	For the period April 29, 2019 through December 31, 2019.

Trust II Portfolios	12/31/2020	12/31/2019	12/31/2018
Baillie Gifford International Stock	$481,506	$319,048	$487,928

BlackRock Bond Income	434,276	389,624	809,830

BlackRock Capital Appreciation	296,782	273,770	339,610

BlackRock Ultra-Short Term Bond	0	0	0

Brighthouse/Artisan Mid Cap Value	426,443	225,015	260,158

Brighthouse/Dimensional International Small Company	73,092	57,007	77,375

Brighthouse/Wellington Balanced	397,659	369,893	382,352

Brighthouse/Wellington Core Equity Opportunities	297,946	237,608	412,467

Brighthouse Asset Allocation 20	0	0	0

Brighthouse Asset Allocation 40	0	0	0

Brighthouse Asset Allocation 60	0	0	0

Brighthouse Asset Allocation 80	0	0	0

Trust II Portfolios	12/31/2020	12/31/2019	12/31/2018

Frontier Mid Cap Growth	$503,454	$605,338	$601,105

Jennison Growth	594,358	561,712	545,024

Loomis Sayles Small Cap Core	261,762	255,673	287,216

Loomis Sayles Small Cap Growth	289,196	240,755	298,392

MetLife Aggregate Bond Index	0	0	0

MetLife Mid Cap Stock Index	19,616	11,404	11,666

MetLife MSCI EAFE® Index	89,747	43,209	38,522

MetLife Russell 2000® Index	63,989	18,868	29,960

MetLife Stock Index	72,203	69,923	74,368

MFS® Total Return	87,711	66,157	60,415

MFS® Value	233,327	316,699	203,853

Neuberger Berman Genesis	163,781	162,616	204,072

T. Rowe Price Large Cap Growth	316,941	246,346	416,303

T. Rowe Price Small Cap Growth	291,251	172,962	154,027

VanEck Global Natural Resources	917,113	819,142	514,283

Western Asset Management Strategic Bond Opportunities	235,309	303,096	443,652

Western Asset Management U.S. Government	29,227	33,290	61,725

Material differences in the aggregate dollar amount of brokerage commissions paid over the last three fiscal years with respect to a Portfolio can be attributed to natural variations in active trading strategies in volatile market conditions, including variations in trading driven by net purchases or redemptions of a Portfolio’s shares. To the extent a Portfolio has had changes in its subadviser or investment strategies during the last three fiscal years, material differences in the aggregate dollar amount of brokerage commissions paid can also be attributed to such changes.

Research Services Obtained Through Portfolio Transactions

For the fiscal year ended December 31, 2020, the following Trust I Portfolios placed transactions with the indicated aggregate value, and paid the indicated amount of commissions to brokers with respect to such transactions because of research services provided:

Trust I Portfolio	Total Dollar Amount of Transactions		Total Dollar Amount of Commissions
AB Global Dynamic Allocation	$502,248,387		$104,710

Brighthouse/Artisan International	$182,665,974		$166,191	(1)

Brighthouse Small Cap Value	$685,052,783	(2)	$483,609	(3)

Clarion Global Real Estate	$708,686,058		$778,862

Invesco Comstock	$1,462,793,839		$996,634

Invesco Global Equity	$274,109,269		$171,965

Invesco Small Cap Growth	$1,202,783,612		$551,004

Loomis Sayles Global Allocation	$215,357,575		$127,429

Trust I Portfolio	Total Dollar Amount of Transactions		Total Dollar Amount of Commissions

Loomis Sayles Growth	$1,058,838,354		$326,810

PanAgora Global Diversified Risk	$71,857,760		$7,597	(4)

Victory Sycamore Mid Cap Value	$529,175,232		$251,784

Wells Capital Management Mid Cap Value	$410,091,627	(5)	$178,604	(6)

(1)

Total dollar amount of commissions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.

(2)	Amount represents total dollar amount of transactions for both Delaware Investments Fund Advisers ($310,901,085) and Wells Capital Management Incorporated ($374,151,698(5)).
(3)	Amount represents total dollar amount of commissions for both Delaware Investments Fund Advisers ($246,300) and Wells Capital Management Incorporated ($237,309(6)).
(4)

Total dollar amount of transactions and total dollar amount of commissions reflect transactions and commissions used to acquire third-party research products and services. The amount of commissions does not include any execution commissions.

(5)	Transaction Value calculated as price x shares and includes a hypothetical value for soft dollar trades.
(6)

Reflects commissions used to acquire third party research products and services, and proprietary research, which is typically bundled research or CSA trades made through select CSA brokers. Bundled Research trades have been adjusted down to 60% of their original total commission to reflect a more accurate commission paid for research, with the remaining 40% of that original commission considered the execution-only portion of the trade and was excluded. Trades exclude IPO and Implied trades.

For the fiscal year ended December 31, 2020, the following Trust II Portfolios placed transactions with the indicated aggregate value, and paid the indicated amount of commissions to brokers with respect to such transactions because of research services provided:

Trust II Portfolio	Total Dollar Amount of Transactions		Total Dollar Amount of Commissions
Frontier Mid Cap Growth	$827,325,580		$298,036

Jennison Growth	$787,736,497		$124,765

Loomis Sayles Small Cap Core	$230,384,844		$228,570

Loomis Sayles Small Cap Growth	$312,513,339		$244,872

Brighthouse/Artisan Mid Cap Value	$257,444,255		$169,331	(1)

Neuberger Berman Genesis	$60,786,848		$35,327

VanEck Global Natural Resources	$592,171,215	(2)	$638,465	(3)

(1)

Total dollar amount of commissions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.

(2)	Total dollar amount of transactions that were executed with commissions that included both research and execution. Excludes execution-only transactions and commission recapture transactions.
(3)	Dollar amount reflects commissions related to research commissions. Excludes commission recapture.

Affiliated Brokerage

Certain Portfolios’ subadvisers may execute portfolio transactions through affiliated brokers acting as agents in accordance with procedures approved by the Board of Trustees of each Trust, but will not purchase any securities from or sell any securities to any such affiliates acting as principal for their own accounts.

The following Trust I Portfolios paid the amounts indicated to an affiliated broker of the Trust I Portfolios’ subadvisers during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

		Aggregate Brokerage Commissions Paid to Affiliate	Percentage of Total Brokerage Commissions	Percentage of Commissionable Transactions	Aggregate Brokerage Commissions Paid to Affiliate
Portfolio	Affiliated Broker-Dealer	2020			2019	2018
Invesco Comstock	Invesco Capital Markets, Inc.	$10,024	0.95%	1.23%	$32,189	$21,987
Invesco Small Cap Growth	Invesco Capital Markets, Inc.	$4,286	0.76%	0.85%	$7,854	$19,913
Morgan Stanley Discovery	BIDS (MLCO)	$0	N/A	N/A	$0	$2,671
Morgan Stanley Discovery	Morgan Stanley & Co., LLC	$0	N/A	N/A	$0	$2,914

None of the Trust II Portfolios’ subadvisers reported paying brokerage commissions to an affiliated broker during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Regular Broker-Dealers

For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2020, the table below sets out the name of the broker or dealer (and, if applicable, parent) and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2020 (unless otherwise indicated).

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
AB Global Dynamic Allocation	Bank of America Corp.	$7,478,629
	Barclays Capital, Inc.	$2,136,887
	BNP Paribas	$3,641,303
	CitiGroup Global Markets	$4,160,262
	Credit Suisse Group	$1,932,677
	Deutsche Bank AG	$1,311,961
	Goldman Sachs & Co.	$2,940,367
	JPMorgan Chase & Co.	$12,554,516
	Morgan Stanley & Co., Inc.	$3,173,761
	UBS AG	$3,147,087
	Wells Fargo Securities, LLC	$4,044,331

AB International Bond	Barclays Capital, Inc.	$397,002
	BNP Paribas	$1,708,844
	CitiGroup Global Markets	$2,514,221
	Credit Suisse Group	$7,496,839
	Deutsche Bank AG	$1,613,344
	Goldman Sachs & Co.	$1,762,192
	JPMorgan Chase & Co.	$2,283,637
	Morgan Stanley & Co., Inc.	$3,244,311
	Wells Fargo Securities, LLC	$1,816,982

BlackRock High Yield	Bank of America Corp.	$4,723,560
	Barclays Capital, Inc.	$123,167

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
	CitiGroup Global Markets	$898,108
	Goldman Sachs & Co.	$1,576,301
	Jefferies & Co., Inc.	$245,424
	JPMorgan Chase & Co.	$3,408,677
	Morgan Stanley & Co., Inc.	$1,290,640
	Wells Fargo Securities, LLC	$959,152

Brighthouse Balanced Plus	Bank of America Corp.	$22,613,078
	CitiGroup Global Markets	$22,972,246
	Goldman Sachs & Co.	$33,673,128
	JPMorgan Chase & Co.	$22,825,620
	Morgan Stanley & Co., Inc.	$22,824,929
	Wells Fargo Securities, LLC	$9,126,750

Brighthouse/Franklin Low Duration Total Return	Bank of America Corp.	$8,807,366
	BNP Paribas	$732,493
	CitiGroup Global Markets	$10,783,332
	Credit Suisse Group	$44,699
	Goldman Sachs & Co.	$2,110,915
	Jefferies & Co., Inc.	$96,176
	JPMorgan Chase & Co.	$9,419,060
	Morgan Stanley & Co., Inc.	$422,413
	Wells Fargo Securities, LLC	$7,902,692

Brighthouse/Wellington Large Cap Research	JPMorgan Chase & Co.	$61,957,553

Harris Oakmark International	BNP Paribas	$121,351,893
	Credit Suisse Group	$130,948,328

Invesco Balanced-Risk Allocation	Royal Bank of Canada	$13,701,808

Invesco Comstock	Bank of America Corp.	$87,487,997
	CitiGroup Global Markets	$98,254,285
	Goldman Sachs & Co.	$39,273,275
	JPMorgan Chase & Co.	$37,883,760
	Morgan Stanley & Co., Inc.	$53,986,495
	Wells Fargo Securities, LLC	$38,840,845

JPMorgan Core Bond	Bank of America Corp.	$23,250,149
	Barclays Capital, Inc.	$3,386,263
	BNP Paribas	$1,642,302
	CitiGroup Global Markets	$13,277,975
	Credit Suisse Group	$3,742,257
	Deutsche Bank AG	$2,729,682
	Goldman Sachs & Co.	$4,793,821
	Jefferies & Co., Inc.	$327,713
	JPMorgan Chase & Co.	$137,061
	Morgan Stanley & Co., Inc.	$8,992,702
	Royal Bank of Canada	$584,233
	UBS AG	$5,290,092
	Wells Fargo Securities, LLC	$8,769,805

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020

JPMorgan Global Active Allocation	Bank of America Corp.	$24,646,207
	Barclays Capital, Inc.	$21,766,232
	BNP Paribas	$4,152,229
	CitiGroup Global Markets	$8,003,770
	Credit Suisse Group	$4,348,400
	Deutsche Bank AG	$528,874
	Goldman Sachs & Co.	$6,071,784
	Morgan Stanley & Co., Inc.	$5,836,456
	UBS AG	$3,545,125
	Wells Fargo Securities, LLC	$7,769,965

Loomis Sayles Global Allocation	Barclays Capital, Inc.	$247,531
	BNP Paribas	$413,835
	Credit Suisse Group	$293,904
	Goldman Sachs & Co.	$3,800,061
	Jefferies & Co., Inc.	$233,152
	Royal Bank of Canada	$372,266

MFS Research International	BNP Paribas	$29,413,499
	Credit Suisse Group	$12,849,783
	UBS AG	$14,102,083

PanAgora Global Diversified Risk	Bank of America Corp.	$21,065
	Credit Suisse Group	$7,371
	Morgan Stanley & Co., Inc.	$21,039
	Royal Bank of Canada	$30,648
	UBS AG	$15,119
	Wells Fargo Securities, LLC	$2,264

PIMCO Inflation Protected Bond	Bank of America Corp.	$21,007,623
	Barclays Capital, Inc.	$5,868,435
	CitiGroup Global Markets	$9,111,497
	Credit Suisse Group	$15,934,560
	Deutsche Bank AG	$12,487,903
	Goldman Sachs & Co.	$1,450,434
	JPMorgan Chase & Co.	$8,357,231
	Morgan Stanley & Co., Inc.	$2,030,983
	Wells Fargo Securities, LLC	$2,627,998

PIMCO Total Return	Bank of America Corp.	$103,943,802
	Barclays Capital, Inc.	$69,231,450
	BNP Paribas	$15,322,557
	CitiGroup Global Markets	$24,769,451
	Credit Suisse Group	$63,952,055
	Deutsche Bank AG	$72,217,117
	Goldman Sachs & Co.	$59,013,575
	JPMorgan Chase & Co.	$85,133,054
	Morgan Stanley & Co., Inc.	$36,463,626
	UBS AG	$15,772,685
	Wells Fargo Securities, LLC	$46,640,818

Trust I Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020

Schroders Global Multi-Asset	Bank of America Corp.	$21,580,459
	Barclays Capital, Inc.	$814,084
	BNP Paribas	$638,152
	CitiGroup Global Markets	$16,081,171
	Credit Suisse Group	$10,744,527
	Deutsche Bank AG	$344,073
	Goldman Sachs & Co.	$1,148,457
	JPMorgan Chase & Co.	$13,079,574
	Morgan Stanley & Co., Inc.	$12,480,969
	Royal Bank of Canada	$771,710
	UBS AG	$3,518,586
	Wells Fargo Securities, LLC	$14,890,306

T. Rowe Price Large Cap Value	Bank of America Corp.	$30,453,912
	Goldman Sachs & Co.	$18,195,990
	JPMorgan Chase & Co.	$53,208,657
	Morgan Stanley & Co., Inc.	$100,229,991
	Wells Fargo Securities, LLC	$80,535,571

TCW Core Fixed Income	Bank of America Corp.	$16,043,745
	CitiGroup Global Markets	$3,485,944
	Credit Suisse Group	$9,748,176
	Goldman Sachs & Co.	$11,722,310
	JPMorgan Chase & Co.	$15,889,977
	Morgan Stanley & Co., Inc.	$6,577,010
	UBS AG	$2,250,469
	Wells Fargo Securities, LLC	$18,639,307

Trust II Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
BlackRock Bond Income	Bank of America Corp.	$79,280,653
	Barclays Capital, Inc.	$5,656,395
	BNY Mellon Capital Markets, LLC	$4,240,004
	CitiGroup Global Markets	$31,874,672
	Credit Suisse Group	$10,260,519
	Goldman Sachs & Co.	$28,567,084
	JPMorgan Chase & Co.	$65,274,724
	Morgan Stanley & Co., Inc.	$36,647,507
	Nomura Securities	$1,290,470
	UBS AG	$16,129,906
	Wells Fargo Securities, LLC	$23,778,456

Brighthouse/Wellington Balanced	Bank of America Corp.	$6,174,509
	Barclays Capital, Inc.	$2,803,041
	BNY Mellon Capital Markets, LLC	$548,898
	CitiGroup Global Markets	$2,856,686
	Credit Suisse Group	$1,831,392
	Goldman Sachs & Co.	$5,106,440
	JPMorgan Chase & Co.	$26,921,582

Trust II Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
	Morgan Stanley & Co., Inc.	$6,892,623
	UBS AG	$2,540,887
	Wells Fargo Securities, LLC	$7,256,789

MetLife Aggregate Bond Index	Bank of America Corp.	$19,546,203
	Barclays Capital, Inc.	$4,030,530
	BNY Mellon Capital Markets, LLC	$2,060,532
	CitiGroup Global Markets	$14,336,409
	Credit Suisse Group	$4,233,803
	Goldman Sachs & Co.	$12,700,642
	JPMorgan Chase & Co.	$22,207,671
	Morgan Stanley & Co., Inc.	$20,071,314
	Nomura Securities	$1,058,720
	UBS AG	$2,512,202
	Wells Fargo Securities, LLC	$15,296,196

MetLife Mid Cap Stock Index	Jefferies & Co., Inc.	$2,785,212

MetLife MSCI EAFE Index	Barclays Capital, Inc.	$2,419,890
	Credit Suisse Group	$2,210,656
	Nomura Securities	$1,079,491
	UBS AG	$3,715,636

MetLife Stock Index	Bank of America Corp.	$55,287,501
	BNY Mellon Capital Markets, LLC	$8,290,187
	CitiGroup Global Markets	$30,759,399
	Goldman Sachs & Co.	$21,740,780
	JPMorgan Chase & Co.	$92,808,878
	Morgan Stanley & Co., Inc.	$23,469,058
	Wells Fargo Securities, LLC	$29,898,089

MFS Total Return	Bank of America Corp.	$13,474,385
	BNY Mellon Capital Markets, LLC	$659,565
	CitiGroup Global Markets	$1,050,777
	Credit Suisse Group	$812,879
	Goldman Sachs & Co.	$17,362,825
	JPMorgan Chase & Co.	$18,437,820
	Morgan Stanley & Co., Inc.	$3,896,564
	UBS AG	$813,861
	Wells Fargo Securities, LLC	$4,704,236

MFS Value	CitiGroup Global Markets	$72,477,630
	Goldman Sachs & Co.	$48,696,952
	JPMorgan Chase & Co.	$153,902,482
	Morgan Stanley & Co., Inc.	$12,853,692

Western Asset Management Strategic Bond Opportunities	Bank of America Corp.	$76,163,214
	Barclays Capital, Inc.	$30,969,057
	CitiGroup Global Markets	$3,612,466
	Credit Suisse Group	$63,407,855
	Goldman Sachs & Co.	$3,499,051

Trust II Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2020
	JPMorgan Chase & Co.	$29,547,493
	Morgan Stanley & Co., Inc.	$535,042
	Nomura Securities	$4,045,234
	UBS AG	$7,259,693
	Wells Fargo Securities, LLC	$12,429,636

Western Asset Management U.S. Government	Bank of America Corp.	$5,209,051
	Barclays Capital, Inc.	$5,007,460
	CitiGroup Global Markets	$39,673
	Goldman Sachs & Co.	$3,898,245
	JPMorgan Chase & Co.	$1,756,730
	Morgan Stanley & Co., Inc.	$481,719

MANAGEMENT OF THE TRUSTS

Trust I and Trust II are collectively referred to as the “Trusts” in this SAI. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of Trust I and Trust II, and as Chairman of the Board and Chairmen of its committees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee

John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); Until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None
Independent Trustees

Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	74	None

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port- folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, SharesPost 100 Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).
Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Consultant, Brighthouse Investment Advisers, LLC (2020-present); Executive Vice President, Brighthouse Investment Advisers, LLC (2017-2020); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	As of April 30, 2021, the Fund Complex includes 45 Trust I Portfolios and 29 Trust II Portfolios.

Cayman Subsidiaries

The AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JP Morgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global-Multi Asset Portfolio each may invest up to 10%, 25%, 6%, 25%, 10%, 25% and 10%, respectively, of its total assets in a wholly-owned and controlled subsidiary of the applicable Portfolio, organized under the laws of the Cayman

Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”). The directors of each Subsidiary are Messrs. Rosenthal and Gangolf. Biographical information for Messrs. Rosenthal and Gangolf is provided in the “Trustees” and “Executive Officers” tables, respectively, above.

Leadership Structure of the Trusts

The Board currently consists of seven Trustees, six of whom are Independent Trustees. The Board is responsible for the overall management of each Trust, including general supervision and review of each Trust’s investment activities. The Board, in turn, elects the officers of the Trusts who are responsible for administering the Trusts’ day-to-day operations.

The Board has appointed an Independent Trustee, Ms. Vroegop, to serve as Chairman of the Board. Ms. Vroegop presides at meetings of the Board and assists management in the development of the agendas for Board meetings. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters, including those that are required by law to be considered by the Independent Trustees, and those that are scheduled to come before the full Board, including fund governance and leadership issues. Ms. Vroegop leads those meetings, and she reports to the Board and management on the matters discussed at those meetings. The Independent Trustees, including the Chairman, are advised by independent counsel.

Based on, among other factors, each Trustee’s professional experience and skills and their relative tenures as Trustees of the Trusts, the Board of each Trust believes that having a super-majority of Independent Trustees on the Board, an Independent Chairman, and an interested Trustee who provides insights based on his experience and responsibilities within Brighthouse Financial, and as a former executive of MetLife, Inc., the former parent company of the Adviser, is appropriate and in the best interests of the Trusts.

Board Oversight of Trust Risk

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance-related matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Adviser’s initiative. Such reports have addressed cybersecurity relating to the Trusts and Portfolios, operational matters relating to Trust service providers, matters relating to the COVID-19 pandemic and other topics. In addition, the Audit Committee of the Board meets regularly with the Adviser’s personnel who are responsible for each Trust’s accounting and financial reports to review information on their examinations of functions and processes within the Adviser that affect the Trusts.

Under the multi-manager structure used by the Trusts, the Trusts’ Adviser is responsible for overall oversight, including risk management oversight, of the services provided by the various subadvisers. Each subadviser is responsible for the management of risks that may arise from its Portfolio investments. The Board requires the Adviser, and the subadvisers, as appropriate, to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trusts as a whole.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Trusts. In addition, officers of the Trusts meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Trusts change a particular investment strategy that could have a material impact on the Trusts’ risk profiles, the Board is consulted with respect to such a change. To the extent that the Trusts invest in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Trusts to such instruments.

With respect to valuation, the Board receives regular written reports that enable the Board to monitor any fair valuations of securities in a particular Portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board has directed its Audit Committee to review the quarterly valuation reports (including with respect to fair valuations), periodically review the Trusts’ valuation policies and procedures, and consult with the Trusts’ auditors about valuation matters in connection with the Audit Committee’s review of the results of the audit of each Trust’s year-end financial statements.

With respect to compliance, each Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, and who provides presentations to each Trust’s Compliance Committee and the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to detect, prevent and correct violations of federal securities laws (“Compliance Policies”). Each Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.

Standing Committees of the Board

The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee, and each of which reports to the full Board regarding its activities. Each Trust has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee of each Board has identical members and the same Chairman, Ms. Gause, and meets as a single committee. The Audit Committee’s function is to, among other things: recommend to the Board independent accountants to conduct the annual audit of the Trusts’ financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for their professional services. In addition, each Board’s Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee of each Board also focuses on the valuation of the assets of the Portfolios of each Trust. The Board’s Audit Committee held four meetings during the fiscal year ended December 31, 2020.

Each Trust has a Nominating and Governance Committee consisting of all of the Independent Trustees. The Nominating and Governance Committee of each Board has identical members and the same Chairman, Mr. Alderman, and meets as a single committee. The Nominating and Governance Committee’s function is to, among other things: address nominations of Trustee candidates to the Board; review Board Committee assignments; periodically review the Board’s governance practices and annually assess ongoing Trustee education; address matters arising out of the Board’s annual self-assessment, as deemed necessary and appropriate; periodically review the quality of the services that are provided to the Independent Trustees by its service providers; and annually review and report findings to the full Board regarding the Trusts’ and Independent Trustees’ insurance program. Given the nature of the Trusts, in that the Trusts are used solely as funding options in variable annuity and life insurance contracts issued by insurance companies, including insurance companies affiliated with the Adviser, the current practice of the Nominating and Governance Committee is to not consider nominees recommended by Contract holders. The Board’s Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2020.

Each Trust has an Investment Performance Oversight Committee consisting of all of the Independent Trustees. The Investment Performance Oversight Committee of each Board has identical members and the same Chairman, Mr. Boulware, and meets as a single committee. The Investment Performance Oversight Committee reviews investment performance matters relating to the Portfolios. The Board’s Investment Performance Oversight Committee held five meetings during the fiscal year ended December 31, 2020.

Each Trust has a Compliance Committee consisting of all of the Independent Trustees. The Compliance Committee of each Board has identical members and the same Chairman, Ms. Nugent, and meets as a single committee. The Compliance Committee’s function is to, among other things: oversee compliance by service providers with compliance policies and procedures and codes of ethics that the Board has approved; assess the

CCO’s recommendations concerning changes and additions to such policies and procedures and codes of ethics; periodically review related reports from the CCO and reports relating to activity by regulators or governmental agencies with respect to the Trusts or service providers; and oversee matters relating to the selection, compensation and performance of the CCO. The Board’s Compliance Committee held four meetings during the fiscal year ended December 31, 2020.

Qualifications of the Trustees

The following provides an overview of the considerations that led each Board to conclude that each individual serving as a Trustee of the Trusts should so serve. The current members of the Board joined at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors each Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trusts (as applicable); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Each Trustee’s most recent five years of prior professional experience is summarized in the table above. In certain cases, additional professional experience and accomplishments not reflected in the table above contributed to each Board’s conclusion that an individual should serve on the Board. For example, Ms. Gause and Mr. Boulware each served as chief executive officer of a financial services company; Ms. Hawthorne served as interim chief executive officer and chairman of the board of a technology-related company; and Ms. Vroegop has served as an executive of a financial services company. Ms. Nugent’s prior legal and professional careers focused on the mutual fund industry and its operations. Mr. Alderman served as lead Independent Trustee of Trust I. Mr. Rosenthal serves as Chief Investment Officer of Brighthouse Financial the parent company of the Adviser, and previously held executive positions with MetLife, Inc., the former parent company of the Adviser.

Compensation of the Trustees

The Trustees and Officers of Trust I and Trust II who are officers or employees of Brighthouse Financial and/or its affiliates (including the Adviser and Brighthouse Securities, LLC (the “Distributor”) but not affiliates of Brighthouse Financial that are registered investment companies) receive no compensation from the Trusts for their services as Officers or Trustees of the Trusts, although they may receive compensation from Brighthouse Financial or any affiliate thereof for services rendered in those or other capacities.

Each Trustee who is not an employee of the Adviser or any of its affiliates currently receives compensation from the Trusts. The table below sets forth the compensation paid by the Trusts to each of the Trustees affiliated with the Adviser and all other Trustees during the fiscal year ended December 31, 2020.

As of December 31, 2008, each Trust adopted a Deferred Fee Agreement to allow each Independent Trustee to align his or her interests with those of the Portfolios and the Portfolios’ shareholders without purchasing one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trusts are solely offered. All of the Independent Trustees participate in the Deferred Fee Agreement to align their interests with those of shareholders. Under each Deferred Fee Agreement, each Independent Trustee defers payment of all or part of the fees payable for such Trustee’s services and thereby shares in the experience alongside the Portfolios’ shareholders as the compensation deferred increases or decreases depending on the investment performance of the Portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in a

Trust until distributed in accordance with the provisions of the Trust’s Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on notional investments of deferred amounts, on the normal payment dates, in the Portfolios of the Trusts, that are designated by the participating Trustee. Pursuant to the Deferred Fee Agreement of each Trust, payments due under the Deferred Fee Agreement are unsecured obligations of the Trust.

Compensation Paid to the Trustees by the Trusts

Name of Person, Position	Aggregate Compensation from Trust I(1)	Aggregate Compensation from Trust II(1)	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
John Rosenthal, Trustee	None	None	None	None
Independent Trustees
Dawn M. Vroegop, Trustee	$376,209	$242,445	None	$618,654
Stephen M. Alderman, Trustee	$265,287	$170,963	None	$436,250
Robert J. Boulware, Trustee	$281,250	$181,250	None	$462,500
Susan C. Gause, Trustee	$307,095	$197,905	None	$505,000
Nancy Hawthorne, Trustee	$249,324	$160,676	None	$410,000
Barbara A. Nugent, Trustee	$281,250	$181,250	None	$462,500

*	The Fund Complex includes Trust I (45 portfolios as of December 31, 2020) and Trust II (29 portfolios as of December 31, 2020).
(1)

Certain of the Independent Trustees have elected to defer all or part of their total compensation for the year ended December 31, 2020, under Trust I’s and/or Trust II’s Deferred Fee Agreement. Amounts deferred under Trust I’s Deferred Fee Agreement for the fiscal year ended December 31, 2020 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent and Ms. Vroegop were $26,529, $0, $307,095, $62,331, $14,063 and $37,621, respectively. Amounts deferred under Trust II’s Deferred Fee Agreement for the fiscal year ended December 31, 2020 by Mr. Alderman, Mr. Boulware, Ms. Gause, Ms. Hawthorne, Ms. Nugent and Ms. Vroegop were $17,096, $0, $197,905, $40,169, $9,063 and $24,245, respectively.

Trustees’ Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Trusts’ Portfolios and in the Brighthouse Funds Complex as of December 31, 2020. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of December 31, 2020, that is held through a Trust’s Deferred Fee Agreement and does not represent actual ownership of the specified Portfolio’s shares.

Share Ownership of the Trustees of the Trusts

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Interested Trustee
John Rosenthal	None	None	None

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Independent Trustees
Dawn M. Vroegop	Brighthouse/Aberdeen Emerging Markets Equity (BHFTI)	Over $100,000(1)	Over $100,000
	Harris Oakmark International (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Allocation (BHFTI)	Over $100,000(1)
	Loomis Sayles Growth (BHFTI)	Over $100,000(1)
	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	PIMCO Total Return (BHFTI)	Over $100,000(1)
	T. Rowe Price Large Cap Value (BHFTI)	$50,000-$100,000(1)
	MFS Value (BHFTII)	$50,000 to $100,000(1)
	VanEck Global Natural Resources (BHFTII)	$50,0000-$100,000(1)

Stephen M. Alderman	Brighthouse/Aberdeen Emerging Markets Equity (BHFTI)	$50,0000-$100,000(1)	Over $100,000
	Brighthouse/Wellington Large Cap Research (BHFTI)	Over $100,000(1)
	Harris Oakmark International (BHFTI)	$10,001-$50,000(1)
	Victory Sycamore Mid Cap Value (BHFTI)	Over $100,000(1)
	Invesco Small Cap Growth (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Allocation (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	Loomis Sayles Growth (BHFTI)	$50,000-$100,000(1)
	MetLife Multi-Index	Over $100,000(1)
Targeted Risk (BHFTI)
	MetLife Aggregate Bond Index (BHFTII)	$10,001-$50,000(2)
	MetLife Russell 2000 Index (BHFTII)	$10,001-$50,000(2)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
	JPMorgan Global Active Allocation (BHFTI)	Over $100,000(1)
	T. Rowe Price Large	$50,001-$100,000(2)
Cap Growth (BHFTII)
	T. Rowe Price Large Cap Value (BHFTI)	$50,001-$100,000(2)
	T. Rowe Price Mid Cap Growth (BHFTI)	$10,001-$50,000(2)
	Wells Capital Management Mid Cap Value (BHFTI)	$10,001-$50,000(2)

Robert Boulware	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)	Over $100,000
	Brighthouse/Franklin Low Duration Total Return (BHFTI)	Over $100,000(1)
	Morgan Stanley Discovery (BHFTI)	Over $100,000(1)
	Brighthouse/Templeton International Bond (BHFTI)	Over $100,000(1)
	Harris Oakmark International (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)

Susan C. Gause	BlackRock Bond Income (BHFTII)	Over $100,000(1)	Over $100,000
	Brighthouse/Eaton Vance Floating Rate (BHFTI)	Over $100,000(1)
	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)
	Brighthouse/Wellington Balanced (BHFTII)	Over $100,000(1)
	Brighthouse/Franklin Low Duration Total Return (BHFTI)	Over $100,000(1)
	Loomis Sayles Global Allocation (BHFTI)	Over $100,000(1)
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
	PIMCO Inflation Protected Bond (BHFTI)	Over $100,000(1)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)
	Western Asset Management Strategic Bond (BHFTII)	Over $100,000(1)

Nancy Hawthorne	Brighthouse Balanced Plus (BHFTI)	Over $100,000(1)	Over $100,000
	PanAgora Global Diversified Risk (BHFTI)	Over $100,000(1)
	Schroders Global Multi-Asset (BHFTI)	Over $100,000(1)

Barbara Nugent	Brighthouse/Templeton International Bond (BHFTI)	$50,001-$100,000(1)	Over $100,000
	MetLife MSCI EAFE Index (BHFTII)	$50,001-$100,000(1)
	MetLife Russell 2000 Index (BHFTII)	Over $100,000(1)
	T. Rowe Price Large Cap Value (BHFTI)	Over $100,000(1)
	T. Rowe Price Mid Cap Growth (BHFTI)	Over $100,000(1)
	T. Rowe Price Small Cap Growth (BHFTII)	Over $100,000(1)

(1)	Represents ownership, as of December 31, 2020, through the Trusts’ Deferred Fee Agreements.
(2)

Represents ownership, as of December 31, 2020, of insurance products that utilize the Trust I Portfolios and/or the Trust II Portfolios as investment vehicles. Shares of the Trust I Portfolios and Trust II Portfolios may not be held directly by individuals.

As of March 31, 2021, the Officers and Trustees of Trust I and Trust II as a group owned less than 1% of the outstanding shares of each class of each Portfolio of the Trusts.

Indemnification of Trustees and Officers

Each Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Each Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Proxy Voting Policies and Procedures

Pursuant to each Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has, in turn, delegated the proxy voting responsibilities with respect to each Portfolio other than the Trust I Allocation Portfolio, Trust II Allocation Portfolios, American Allocation Portfolios, Feeder Portfolio, Brighthouse Balanced Plus Portfolio, and the MetLife Multi-Index Targeted Risk Portfolio to the applicable subadviser. Each Trust believes that each subadviser that purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders on the one hand, and the interests of the Adviser, subadviser or any other affiliated person of the Trust, on the other hand. Appendix B to this SAI contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios’ subadvisers.

The Adviser votes proxies relating to shares of an Underlying Portfolio in the same proportion as the vote of the other shareholders of the Underlying Portfolio with respect to a particular proposal.

As a shareholder of the Master Fund, the Feeder Portfolio will have the same voting rights as other shareholders. The Adviser will vote proxies relating to shares of the Master Fund held by the Feeder Portfolio in the same proportion as the vote of the other shareholders of the Master Fund with respect to a particular proposal.

Proxy Voting Records

The Adviser and each of the subadvisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information on how proxies relating to the Portfolios’ voting securities were voted by the Adviser or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Trusts’ procedures with respect to disclosure of portfolio holdings information (“Procedures”) are designed to protect the confidentiality of each Trust’s portfolio holdings information, including material information about the Portfolios’ trading strategies or pending transactions, and prevent the selective disclosure of such information, except in accordance with the Procedures. The Procedures are also designed to help ensure compliance by each Trust, the Adviser, the subadvisers, and other third-party service providers with the anti-fraud provisions of the federal securities laws, including certain provisions of the 1940 Act, and rules promulgated thereunder, and general principles of fiduciary duty with respect to each Portfolio’s non-public portfolio holdings information.

The Procedures address:

•	when portfolio holdings information will be publicly disclosed;

•	the limited circumstances when non-public portfolio holdings information (including partial portfolio holdings information) may be selectively disclosed; and

•	the confidentiality requirements for such selective disclosure of non-public portfolio holdings information.

Non-public portfolio holdings information may only be selectively disclosed in compliance with the terms of the Procedures. Non-public portfolio holdings information may not be disseminated at any time for compensation or other consideration.

The Procedures have been approved by the Board of each Trust. The Adviser and all subadvisers are required to comply with the Procedures before disclosing any non-public portfolio holdings information of the Trusts. As part of their annual compliance review of the Trusts’ compliance procedures, the Boards review the adequacy of the Procedures and effectiveness of their implementation.

It is the policy of the Trusts to prevent the selective disclosure of non-public portfolio holdings information, except in accordance with the Procedures. Portfolio holdings may be disclosed on a selective basis only if (i) the disclosure is for legitimate business purposes of a Portfolio, (ii) such disclosure is in the best interest of the Portfolio’s shareholders, (iii) each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information, and (iv) such disclosure is made in accordance with these Procedures. This policy applies to the Trusts, the Adviser and each subadviser and service provider to the Trusts.

Publicly Available Information

The Trusts report the Portfolios’ portfolio holdings information to the SEC for each month in a fiscal quarter within 60 days after the end of the fiscal quarter by filing Form N-PORT with the SEC, and certain portfolio holdings information for the third month of each fiscal quarter will be publicly available. Within 60 days after the end of the first and third fiscal quarters, the Trusts will also publicly disclose in their Form N-PORT filings the Portfolios’ complete schedule of portfolio holdings as of the close of the period. The Trusts also publicly disclose the Portfolios’ complete portfolio holdings information for the second and fourth quarters of each fiscal year by filing Form N-CSR with the SEC. You can find the SEC filings on the SEC’s website, www.sec.gov. At any time following the filing of Form N-CSR or following the public availability of Form N-PORT, the Trusts, the Adviser, and any subadviser may disclose, or cause to be disclosed by a service provider, the portfolio holdings information of any Portfolio of the Trusts.

The Trusts or the Adviser may also disclose portfolio holdings information to any person if the Trusts make available such portfolio holdings information on one or more Brighthouse-affiliated websites (a “Brighthouse website”). The complete portfolio holdings information and portfolio composition for each Portfolio (meaning asset allocation, sector diversification, industry diversification, and portfolio diversification) will generally be published on a Brighthouse website sixty calendar days after each calendar quarter end.

The ten largest (or in certain instances, twenty largest) portfolio holdings of each Portfolio (other than those listed in the following sentence) are generally published on a Brighthouse website 60 days after each calendar quarter end. In the case of the AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Brighthouse Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, and Schroders Global Multi-Asset Portfolio, the five largest holdings will generally be posted on a Brighthouse website as early as on or about 30 calendar days following the calendar month-end.

The Trusts may exclude all or any portion of such portfolio holdings information from a Brighthouse website or delay its posting when such action is deemed in the best interest of the Trusts by the Trusts’ CCO. Portfolio holdings information generally remains posted on a Brighthouse website until replaced by more recent portfolio holdings information in a manner described above.

For purposes of these Procedures, a Portfolio’s largest portfolio holdings shall not include information about swaps, futures, or forward currency transactions or transactions transmitted to the Trust’s custodian after certain established cut-off times.

Confidential Dissemination of Non-Public Portfolio Holdings Information

In order to carry out various functions on behalf of the Trust, it may be necessary for certain third parties to receive non-public portfolio holdings information before public dissemination of such information. Such information may be disclosed only after a good faith determination by the CCO, in light of the facts then known that:

•	there is a legitimate business purpose for the disclosure;

•	the disclosure is in the best interest of the Portfolio’s shareholders;

•	each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information;

•	if practicable, the recipient is subject to a written confidentiality agreement; and

•	the disclosure is made in accordance with these Procedures.

A legitimate business purpose includes, but is not limited to, disseminating or providing access to portfolio holdings information to:

•	The service providers to the Trust (e.g., custodian, independent auditor) in order for the service provider to fulfill its contractual duties to the Trust;

•	A rating and ranking organization or mutual fund analyst (e.g., Lipper, Morningstar, Wilshire Analytics/Axiom);

•	Wilshire Analytics/Axiom for Portfolios included in the Brighthouse Asset Allocation Program;

•	A newly hired subadviser prior to the subadviser commencing its duties;

•	A subadviser of a Portfolio managing the surviving Portfolio of a merger or the substituting Portfolio in a substitution;

•	A transition manager hired to liquidate or restructure a Portfolio; or

•	A consultant that provides pricing services, proxy voting services and research and trading services.

If practicable, a recipient of non-public portfolio holdings information shall be subject to a written confidentiality agreement that contains the following provisions:

•	The Trusts’ portfolio holdings information is the confidential property of the Trust and may not be used for any purpose except in connection with the provision of services to the Trusts;

•	The information may not be traded upon;

•

The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential and not to trade based on such information; and

•	Upon request from the Adviser, the recipient of the portfolio information shall return or destroy such information.

For purposes of the Procedures, the terms of any written confidentiality agreement and the determination as to whether it is practical to obtain such agreement must be made by the Trusts’ CCO.

Only the CCO, principal executive or principal accounting officer, or persons designated by such officers (each an “Authorized Person”) are authorized to approve the dissemination of non-public portfolio holdings information by the Adviser or a service provider to the Trust, and only in accordance with these Procedures. The authorization of the dissemination of non-public portfolio holdings information by a person other than the CCO shall be reported to the CCO prior to dissemination of the information.

Regarding a subadviser’s dissemination of non-public Portfolio holdings information, only the subadviser’s CCO may authorize such disclosure and only in accordance with these Procedures, including obtaining approval from the Trusts’ CCO. In addition, as part of its subadviser oversight program, the Adviser shall review each subadviser’s process for complying with these Procedures and shall annually request a list of third-parties that have been authorized to receive the Trusts’ non-public portfolio holdings information.

Any exceptions to the Procedures may be made only if approved by the Trusts’ CCO as in the best interests of the Trust, and only if such exceptions are reported to the Trusts’ Board at its next regularly scheduled meeting.

Dissemination within Brighthouse Organization

Dissemination of a Trust’s portfolio holdings information to Brighthouse Financial employees is limited to those persons (i) who are subject to a duty to keep such information confidential, including a duty not to trade on any non-public information, and (ii) who need to receive the information as part of their responsibilities.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by regulatory authorities.

Ongoing Arrangements

Set forth below is a list, as of December 31, 2020, of those parties with whom the Trusts have entered into ongoing arrangements that include the release of portfolio holdings information in accordance with the Procedures, as well as the anticipated maximum frequency of the release under such arrangements, and the minimum length of lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each Portfolio. The parties identified below as recipients are service providers, fund rating agencies, consultants, and analysts.

Recipient	Frequency	Delay Before Dissemination
Accenture Plc	Daily	None
Acuity Knowledge Partners	Daily	None
AT&T	Daily	None
Auerbach Grayson & Co., Inc.	Semi-Annually	30 days
Banco de Brasil	Semi-Annually	30 days
Bank of America/Merrill Lynch	Semi-Annually	30 days
Bank of New York Mellon	Monthly	15 days
Bank of Nova Scotia	Semi-Annually	30 days
Barclays	Daily	None
Berenberg	Semi-Annually	30 days
BestX Ltd.	Daily	None
BlackRock Solutions	Daily	None
Bloomberg LP	Daily	None
BMO Capital Markets	Semi-Annually	30 days
BNP Paribas Security Services	Daily	None
BNY Mellon	Daily	None
Boci Group	Semi-Annually	30 days
Brean Murray Carret & Co. LLC	Semi-Annually	30 days
Brown Brothers Harriman & Co.	Daily	None
Cabot Research	Daily	None
Canaccord Genuity	Semi-Annually	30 days
Capital Institutional Services	Daily	None

Recipient	Frequency	Delay Before Dissemination
Carnegie	Semi-Annually	30 days
CenturyLink Communications, LLC	Daily	None
Charles River Systems, Inc.	Daily	None
Cheuvreux	Semi-Annually	30 days
CIBC	Semi-Annually	30 days
CIMB	Semi-Annually	30 days
Citigroup-The Yield Book	Daily	None
CLSA Ltd.	Semi-Annually	30 days
Cogent Consulting PBC	Daily	None
Commcise	Daily	None
Compliance Solutions Strategies (formerly, Advise Technologies, LLC)	Daily	None
Cormark Securities Inc.	Semi-Annually	30 days
Cortland Capital Markets Services LLC	Daily	None
Credit Suisse	Semi-Annually	30 days
DA Davison	Semi-Annually	30 days
Daiwa Securities Group Inc.	Semi-Annually	30 days
Danske Bank	Semi-Annually	30 days
Deloitte & Touche LLP	As needed	None
Deutsche Bank	Semi-Annually	30 days
Donnelley Financial Solutions	As needed	None
Electra Information Systems	Monthly	None
Elkins McSherry	Daily	None
Ernst & Young	As needed	None
Euro Link Advisors LLC	Semi-Annually	30 days
Exane SA	Semi-Annually	30 days
FactSet Research Systems Inc.	Daily	None
Financial Recovery Technologies LLC	Quarterly	30 days
FIS	Daily	None
Fiserv Unified Wealth Platform	Daily	None
FTSE Fixed Income LLC	As needed	None
FundApps Limited	Daily	None
FX Transparency LLC	As needed	None
Glass, Lewis & Co.	Daily	None
Goldman Sachs	Semi-Annually	30 days
Group SEB	Semi-Annually	30 days
GTA Babelfish, LLC	Quarterly	None
Halvea	Semi-Annually	30 days
Handelsbanken	Semi-Annually	30 days
HSBC	Semi-Annually	30 days
ICE Data Pricing & Reference Data LLC	Daily	None
IDS GmbH	Daily	None
IEX Data Analytics LLC (IEX Astral)	Daily	None
IHS Markit Ltd.	Daily	None
Infinit Outsourcing, Inc.	Daily	None
ING	Semi-Annually	30 days
Institutional Shareholder Services	Daily	None

Recipient	Frequency	Delay Before Dissemination
Intermonte	Semi-Annually	30 days
Investec Securities (US) LLC	Semi-Annually	30 days
ION (Minerva and Sentinel)	As needed	None
Iron Mountain	As needed	None
Itau	Semi-Annually	30 days
Japan Invest	Semi-Annually	30 days
Jefferies	Semi-Annually	30 days
JP Morgan	Daily	None
KBW Capital Markets	Semi-Annually	30 days
Kempen & Co.	Semi-Annually	30 days
Kotak	Semi-Annually	30 days
Latisys-Chicago, LLC	Daily	None
Liberum LLC	Semi-Annually	30 days
LiquidNet, Inc.	Daily	None
TS Lombard	Semi-Annually	30 days
LSTA	Monthly	30 days
Macquarie	Semi-Annually	30 days
Maxim Group LLC	Semi-Annually	30 days
McDonald Information Services, Inc.	As needed	None
Mediobanca	Semi-Annually	30 days
MetLife, Inc.	As needed	None
Micro Focus International plc (formerly, HP Autonomy)	As needed	None
Mitsubishi UFJ	Semi-Annually	30 days
Mizuho	Semi-Annually	30 days
Morgan Stanley	Semi-Annually	30 days
Morningstar, Inc.	Daily	None
MSCI, Inc.	Daily	None
Natixis	Semi-Annually	30 days
Needham & Company, LLC	Semi-Annually	30 days
Nomura	Semi-Annually	30 days
Northern Trust Company	Daily	None
Numis Securities Ltd.	Semi-Annually	30 days
Oddo Group	Semi-Annually	30 days
Odeon Capital Group LLC	Semi-Annually	30 days
Omgeo, LLC	Daily	None
Oppenheimer & Co.	Semi-Annually	30 days
PricewaterhouseCoopers LLP	As needed	None
Qontigo	Daily	None
Raymond James	Semi-Annually	30 days
RBC Capital Markets	Semi-Annually	30 days
Redburn	Semi-Annually	30 days
Refinitiv Lipper	Daily	None
Renaissance Capital	Semi-Annually	30 days
Ropes & Gray LLP	As needed	None
Salesforce - Chatter	Daily	None
Sanford Bernstein & Co.	Semi-Annually	30 days
Samsung	Semi-Annually	30 days
SEI Investments	Daily	None
SG Cowen	Semi-Annually	30 days

Recipient	Frequency	Delay Before Dissemination
Sidoti	Semi-Annually	30 days
SMBC Nikko Japan	Semi-Annually	30 days
Société Générale	Semi-Annually	30 days
Solutions Atlantic, Inc.	Daily	None
SS&C Advent	Daily	None
SS&C Technologies	Daily	None
SSIMS	Daily	None
Standard Chartered	Semi-Annually	30 days
StarCompliance, Inc.	Daily	None
State Street Bank and Trust Company	Daily	None
Stifel Financial Corp.	Semi-Annually	30 days
Stradley Ronon Stevens & Young, LLP	As needed	None
Syntel Inc.	Daily	None
Trade Informatics	Daily	None
Trade Web	Daily	None
UBS	Semi-Annually	30 days
Virtu Financial Inc.	Daily	None
Vontobel	Semi-Annually	30 days
William Blair	Semi-Annually	30 days
William O’Neil + Company	Daily	None
Wilshire Advisors, LLC	Quarterly	None
Zavo Group, LLC	Daily	None

The approval of the Trusts’ CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.

The Trusts are not required to describe an ongoing arrangement to make available non-public information about their portfolio holdings available if they:

•	make that information available on its website; and

•	disclose in its prospectuses the availability of the information on its website.

Limitations of Policy

The Trusts’ Procedures are designed to prevent sharing of non-public portfolio holdings information with third parties that have no legitimate business purpose for accessing the information. However, the Procedures may not be effective to limit access to non-public portfolio holdings information in all circumstances. For example, a subadviser may manage accounts other than the Portfolio that have investment objectives and strategies similar to those of the Portfolio. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the subadviser may be able to infer the portfolio holdings of the Portfolio from the portfolio holdings in that investor’s account.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Trusts are managed by Brighthouse Investment Advisers, LLC (previously defined as “BIA” or the “Adviser”) which, subject to the supervision and direction of the Trustees of the Trusts, has overall responsibility for the general management and administration of the Trusts. The Adviser is a Delaware limited liability company and is a registered investment adviser and commodity pool operator.

Brighthouse Financial, Inc. (previously defined as “Brighthouse Financial”), a Delaware public company whose shares trade on the NASDAQ market, owns all of the voting interests in the Adviser.

Each management agreement with the Adviser regarding the Trust I Portfolios and each investment advisory agreement with the Adviser regarding the Trust II Portfolios provides that it will continue in effect after an initial term of one year only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust I or Trust II, as applicable, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust I or Trust II, as applicable, cast in person at a meeting called for the purpose of voting on such approval.

Trust I’s Management Agreements

Pursuant to two management agreements (the “Management Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust I Portfolio. BIA has delegated for each Trust I Portfolio (other than the American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust I Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust I relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

For the American Allocation Portfolios, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

For the Feeder Portfolio, BIA selects the Master Fund in which the Feeder Portfolio will invest and monitors the Master Fund’s investment program.

Advisory services are provided to the Trust I Portfolios subject to the supervision and direction of Trust I’s Trustees. Each Management Agreement provides that the Adviser is required to furnish various information and reports, as well as other resources to Trust I, at its own expense and without remuneration from or additional cost to Trust I, including, but not limited to, office space, executive and other personnel, and information and services. BIA, and not the Trust I Portfolios, pays the fees of the Trust I Portfolios’ subadvisers.

Trust I pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust I Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust I’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Management Fee Waivers for the Trust I Portfolios.” Each Trust I Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

The Adviser receives no compensation for its services to the Feeder Portfolio. In the event that the Feeder Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Feeder Portfolio as follows:

Trust I Feeder Portfolio	Fee
American Funds® Growth	0.75%

As compensation for the services it receives under the Management Agreements, Trust I pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AB Global Dynamic Allocation	0.700 0.650 0.625 0.600	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

AB International Bond	0.520 0.500	% %	First $500 million Over $500 million

American Funds® Balanced Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

American Funds® Growth Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

American Funds® Moderate Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

AQR Global Risk Balanced	0.675 0.650 0.625 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

BlackRock Global Tactical Strategies	0.800 0.750 0.700 0.675 0.650	% % % % %	First $100 million Next $200 million Next $300 million Next $400 million Over $1 billion

BlackRock High Yield	0.600%		All Assets

Brighthouse/Aberdeen Emerging Markets Equity	1.050 1.000 0.850 0.750	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Brighthouse/Artisan International	0.750%		All Assets

Brighthouse/Eaton Vance Floating Rate	0.625 0.600	% %	First $100 million Over $100 million

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Brighthouse/Franklin Low Duration Total Return	0.520 0.510 0.500 0.490 0.470 0.450	% % % % % %	First $100 million Next $150 million Next $250 million Next $500 million Next $500 million Over $1.5 billion

Brighthouse/Templeton International Bond	0.600%		All Assets

Brighthouse/Wellington Large Cap Research	0.625 0.600 0.575 0.550 0.500	% % % % %	First $250 million Next $250 million Next $500 million Next $1 billion Over $2 billion

Brighthouse Asset Allocation 100	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Balanced Plus	0.100 0.075 0.050	% % %	Fees on the Portfolio’s Investments in Underlying Portfolios: First $500 million Next $500 million Over $1 billion

Fees on the Portfolio’s Other Assets:

	0.725 0.700 0.675 0.650	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Brighthouse Small Cap Value	0.750 0.700	% %	First $1 billion Over $1 billion

Clarion Global Real Estate	0.700 0.650 0.550	% % %	First $200 million Next $550 million Over $750 million

Harris Oakmark International	0.850 0.800 0.750	% % %	First $100 million Next $900 million Over $1 billion

Invesco Balanced-Risk Allocation	0.675 0.650 0.625 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Invesco Comstock	0.650 0.600 0.525	% % %	First $500 million Next $500 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Invesco Global Equity	0.700 0.680 0.670 0.660 0.650	% % % % %	First $100 million Next $150 million Next $250 million Next $250 million Over $750 million

Invesco Small Cap Growth	0.880 0.830	% %	First $500 million Over $500 million

JPMorgan Core Bond	0.550%		All Assets

JPMorgan Global Active Allocation	0.800 0.750 0.720 0.700	% % % %	First $250 million Next $250 million Next $250 million Over $750 million

JPMorgan Small Cap Value	0.800 0.775 0.750 0.725	% % % %	First $100 million Next $400 million Next $500 million Over $1 billion

Loomis Sayles Global Allocation	0.700 0.650 0.600	% % %	First $500 million Next $500 million Over $1 billion

Loomis Sayles Growth	0.650 0.600 0.550 0.500	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

MetLife Multi-Index Targeted Risk	0.070 0.060 0.050	% % %	Fees on the Portfolio’s Investments in Underlying Portfolios: First $500 million Next $500 million Over $1 billion
	0.500% 0.485% 0.470% 0.450%		Fees on the Portfolio’s Other Assets: First $250 million Next $250 million Next $500 million Over $1 billion

MFS® Research International	0.800 0.750 0.700 0.650	% % % %	First $200 million Next $300 million Next $500 million Over $1 billion

Morgan Stanley Discovery	0.700 0.650 0.625	% % %	First $200 million Next $300 million Over $500 million

PanAgora Global Diversified Risk	0.650 0.640 0.630 0.600	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
PIMCO Inflation Protected Bond	0.500 0.450	% %	First $1.2 billion Over $1.2 billion

PIMCO Total Return	0.500 0.475	% %	First $1.2 billion Over $1.2 billion

Schroders Global Multi-Asset	0.680 0.660 0.640 0.620 0.600	% % % % %	First $100 million Next $150 million Next $500 million Next $750 million Over $1.5 billion

SSGA Emerging Markets Enhanced Index(a)	0.550 0.500 0.450	% % %	First $250 million Next $250 million Over $500 million

SSGA Growth and Income ETF	0.330 0.300	% %	First $500 million Over $500 million

SSGA Growth ETF	0.330 0.300	% %	First $500 million Over $500 million

TCW Core Fixed Income	0.550%		All Assets

T. Rowe Price Large Cap Value(b)	0.570%		All Assets

T. Rowe Price Mid Cap Growth	0.750%		All Assets

Victory Sycamore Mid Cap Value	0.700 0.650 0.625	% % %	First $200 million Next $300 million Over $500 million

Wells Capital Management Mid Cap Value	0.750 0.700	% %	First $200 million Over $200 million

Western Asset Management Government Income	0.520 0.440 0.400	% % %	First $100 million Next $400 million Over $500 million

(a)

In the event that SSGA Funds Management, Inc. were to cease serving as the subadviser to SSGA Emerging Markets Enhanced Index Portfolio, Trust I would pay the Adviser a monthly fee at an annual rate of 1.10% of the Portfolio’s average daily net assets.

(b)

With respect to T. Rowe Price Large Cap Value, 0.750% of the first $50 million of the Portfolio’s average daily net assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the following: when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

The following table shows the amounts in management fees earned by BIA (before any waivers and/or reimbursements by BIA) for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Earned by BIA (before any waivers and/or reimbursements by BIA)
Trust I Portfolio	2020	2019		2018
AB Global Dynamic Allocation	$24,715,659	$26,766,307		$28,953,242

AB International Bond	4,953,414	3,473,662	(1)	—

American Funds® Balanced Allocation	2,611,135	2,641,160		2,758,282

American Funds® Growth	—	—		—

American Funds® Growth Allocation	1,837,421	1,865,425		1,954,560

American Funds® Moderate Allocation	1,628,950	1,660,428		1,756,641

AQR Global Risk Balanced	18,136,226	20,043,621		21,358,274

BlackRock Global Tactical Strategies	39,655,413	43,437,526		46,576,979

BlackRock High Yield	4,403,841	4,187,817		4,097,394

Brighthouse/Aberdeen Emerging Markets Equity	8,616,918	9,843,633		12,173,290

Brighthouse/Artisan International	8,307,150	8,810,877		8,658,900

Brighthouse/Eaton Vance Floating Rate	4,467,149	4,678,771		4,948,584

Brighthouse/Franklin Low Duration Total Return	4,777,399	4,990,755		5,299,947

Brighthouse/Templeton International Bond	6,098,859	6,720,498		7,698,994

Brighthouse/Wellington Large Cap Research	12,815,743	12,876,280		13,532,736

Brighthouse Asset Allocation 100	1,177,035	1,188,629		1,247,863

Brighthouse Balanced Plus	27,713,569	28,006,545		28,613,594

Brighthouse Small Cap Value	6,935,197	7,017,197		7,556,433

Clarion Global Real Estate	7,064,419	7,931,815		8,460,370

Harris Oakmark International	20,763,209	22,584,793		24,360,000

Invesco Balanced-Risk Allocation	8,505,109	9,276,961		9,911,804

Invesco Comstock	11,987,168	13,297,413		14,938,628

	Amount Earned by BIA (before any waivers and/or reimbursements by BIA)
Trust I Portfolio	2020	2019		2018

Invesco Global Equity	$8,558,123	$8,636,823		$9,323,959

Invesco Small Cap Growth	9,153,171	8,853,091		9,779,784

JPMorgan Core Bond	8,348,828	9,643,483		12,883,266

JPMorgan Global Active Allocation	14,145,740	14,900,109		15,537,360

JPMorgan Small Cap Value	3,552,838	3,711,561		4,059,826

Loomis Sayles Global Allocation	3,101,665	3,107,824		3,234,097

Loomis Sayles Growth	15,003,883	14,907,465		16,820,026

MetLife Multi-Index Targeted Risk	3,031,097	3,189,614		3,219,690

MFS® Research International	11,741,288	12,130,360		13,006,487

Morgan Stanley Discovery	11,491,113	8,176,961		7,583,790

PanAgora Global Diversified Risk	1,496,694	1,436,939		1,490,336

PIMCO Inflation Protected Bond	10,522,025	11,035,943		12,015,183

PIMCO Total Return	24,626,031	25,453,428		27,381,208

Schroders Global Multi-Asset	10,215,049	11,167,928		10,657,413

SSGA Emerging Markets Enhanced Index	1,846,300	1,234,665	(1)	—

SSGA Growth and Income ETF	6,431,686	6,887,789		7,547,008

SSGA Growth ETF	2,534,069	2,680,235		2,911,205

TCW Core Fixed Income	9,754,884	10,546,783		12,004,406

T. Rowe Price Large Cap Value	15,624,448	17,360,596		19,131,907

T. Rowe Price Mid Cap Growth	12,031,813	12,263,223		12,902,663

Victory Sycamore Mid Cap Value	5,601,200	6,202,546		6,799,266

Wells Capital Management Mid Cap Value	3,328,143	3,582,012		3,738,781

Western Asset Management Government Income	4,327,312	4,094,329		4,283,885

(1)	For the period April 29, 2019 through December 31, 2019.

Management Fee Waivers for the Trust I Portfolios

Contractual or voluntary management fee waivers applicable to a Trust I Portfolio are generally described in the Prospectus for the relevant Portfolio. More information regarding voluntary management fee waivers for certain Portfolios is included below.

With respect to all of the Portfolios managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by T. Rowe Price for Trust I and Trust II in the aggregate exceed $750 million and (2) T. Rowe Price advises three or more portfolios of Trust I and Trust II in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, by the amount waived, if any, by T. Rowe Price pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

The subadvisory fee waiver schedule for the period January 1 through December 31, 2020 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

The following table shows the amounts of management fees waived by BIA for the following fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust I Portfolio	2020	2019		2018
AB Global Dynamic Allocation	$585,783	$688,315		$799,164

AB International Bond	65	—	(1)	—

American Funds® Balanced Allocation	—	—		—

American Funds® Growth	—	—		—

American Funds® Growth Allocation	—	—		—

American Funds® Moderate Allocation	—	—		—

AQR Global Risk Balanced	193,937	225,727		263,285

BlackRock Global Tactical Strategies	2,823,266	3,225,626		3,854,477

BlackRock High Yield	116,987	26,151		—

Brighthouse/Aberdeen Emerging Markets Equity	911,434	786,881		749,998

Brighthouse/Artisan International	178,810	53,822		—

Brighthouse/Eaton Vance Floating Rate	—	—		—

Brighthouse/Franklin Low Duration Total Return	662,544	685,101		744,850

Brighthouse/Templeton International Bond	4,308	24,017		56,633

Brighthouse/Wellington Large Cap Research	1,695,192	1,717,343		1,793,953

Brighthouse Asset Allocation 100	—	—		—

Brighthouse Balanced Plus	502,021	512,284		531,813

Brighthouse Small Cap Value	116,598	108,907		135,194

Clarion Global Real Estate	421,353	143,801		—

Harris Oakmark International	902,038	484,493		543,667

Invesco Balanced-Risk Allocation	386,644	457,157		478,590

Invesco Comstock	478,540	597,840		765,821

Invesco Global Equity	1,555,863	1,538,051		1,441,927

Invesco Small Cap Growth	976,127	919,499		405,389

JPMorgan Core Bond	2,125,156	2,454,705		3,305,548

JPMorgan Global Active Allocation	1,155,053	1,208,936		1,502,248

JPMorgan Small Cap Value	453,973	475,667		530,107

Trust I Portfolio	2020	2019		2018

Loomis Sayles Global Allocation	$49,999	$—		$—

Loomis Sayles Growth	477,095	426,323		497,330

MetLife Multi-Index Targeted Risk	—	—		—

MFS® Research International	1,771,571	1,804,492		1,820,024

Morgan Stanley Discovery	576,289	311,157		263,703

PanAgora Global Diversified Risk	—	—		—

PIMCO Inflation Protected Bond	291,681	336,548		430,480

PIMCO Total Return	2,066,039	2,181,581		2,462,231

Schroders Global Multi-Asset	175,581	213,115		323,408

SSGA Emerging Markets Enhanced Index	—	—	(1)	—

SSGA Growth and Income ETF	—	—		—

SSGA Growth ETF	—	—		—

TCW Core Fixed Income	2,260,423	2,481,882		2,965,239

T. Rowe Price Large Cap Value	2,012,389	2,148,012		1,784,594

T. Rowe Price Mid Cap Growth	654,163	671,250		716,287

Victory Sycamore Mid Cap Value	796,163	877,946		959,100

Wells Capital Management Mid Cap Value	295,111	312,669		334,516

Western Asset Management Government Income	333,166	223,664		—

(1)	For the period April 29, 2019 through December 31, 2019.

Trust I’s Expenses and Expense Limitation Agreement

Each Trust I Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust I and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust I who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust I expenses are allocated among and charged to the assets of the Portfolios of Trust I on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

BIA is currently not subject to any contractual expense limitation agreements with respect to the Trust I Portfolios.

For certain periods prior to May 1, 2018, BIA had contractually agreed to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses) so as to limit PanAgora Global Diversified Risk Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses) (“Deferred Expenses”). These

Deferred Expenses are subject to the Portfolio’s obligation to repay BIA in future years, if any, when the Portfolio’s expenses for the applicable Class fall below the expense limit that was in effect at the time that the Deferred Expenses were incurred. Such Deferred Expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time that the Deferred Expenses were incurred. The Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the Deferred Expenses were incurred. These Deferred Expenses do not include portfolio brokerage commissions, which are not deducted from the Trust I Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

There were no Deferred Expenses with respect to PanAgora Global Diversified Risk Portfolio for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018. There were no amounts repaid by PanAgora Global Diversified Risk Portfolio to BIA for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust II’s Advisory Agreements

Pursuant to separate advisory agreements (the “Advisory Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust II Portfolio. BIA has delegated for each Trust II Portfolio (other than the Trust II Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust II Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust II relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

For the Trust II Allocation Portfolios, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

Advisory services are provided to the Trust II Portfolios subject to the supervision and direction of Trust II’s Trustees. Each Advisory Agreement also provides that the Adviser shall pay the expenses of Trust II relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform the Advisers’ obligations under the advisory agreements and supervise and oversee the administrative services provided to the Portfolios by the third-party administrator. BIA, and not the Trust II Portfolios, pays the fees of the Trust II Portfolios’ subadvisers.

Trust II pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust II Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust II’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Advisory Fee Waivers for the Trust II Portfolios.” Each Trust II Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

As compensation for the services it receives under the Advisory Agreements, Trust II pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.860 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

BlackRock Bond Income	0.400 0.350 0.300 0.250	% % % %	First $1 billion Next $1 billion Next $1 billion Over $3 billion

BlackRock Capital Appreciation	0.730 0.650	% %	First $1 billion Over $1 billion

BlackRock Ultra-Short Term Bond	0.350 0.300	% %	First $1 billion Over $1 billion

Brighthouse/Artisan Mid Cap Value	0.820 0.780	% %	First $1 billion Over $1 billion

Brighthouse/Dimensional International Small Company	0.850 0.800	% %	First $100 million Over $100 million

Brighthouse/Wellington Balanced	0.500 0.450 0.400	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse/Wellington Core Equity Opportunities	0.750 0.700 0.650	% % %	First $1 billion Next $2 billion Over $3 billion

Brighthouse Asset Allocation 20	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 40	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 60	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Brighthouse Asset Allocation 80	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Frontier Mid Cap Growth	0.750 0.700 0.650	% % %	First $500 million Next $500 million Over $1 billion

Jennison Growth	0.700 0.650 0.600 0.550	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Trust II Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

Loomis Sayles Small Cap Core	0.900 0.850	% %	First $500 million Over $500 million

Loomis Sayles Small Cap Growth	0.900 0.850	% %	First $500 million Over $500 million

MetLife Aggregate Bond Index	0.250%		All Assets

MetLife Mid Cap Stock Index	0.250%		All Assets

MetLife MSCI EAFE® Index	0.300%		All Assets

MetLife Russell 2000® Index	0.250%		All Assets

MetLife Stock Index	0.250%		All Assets

MFS® Total Return	0.600 0.550 0.500	% % %	First $250 million Next $500 million Over $750 million

MFS® Value(a)	0.700 0.650 0.600	% % %	First $250 million Next $500 million Over $750 million

Neuberger Berman Genesis	0.850 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

T. Rowe Price Large Cap Growth	0.650 0.600	% %	First $50 million Over $50 million

T. Rowe Price Small Cap Growth	0.550 0.500 0.450	% % %	First $100 million Next $300 million Over $400 million

VanEck Global Natural Resources	0.800 0.775 0.750	% % %	First $250 million Next $750 million Over $1 billion

Western Asset Management Strategic Bond Opportunities	0.650 0.550	% %	First $500 million Over $500 million

Western Asset Management U.S. Government	0.550 0.450	% %	First $500 million Over $500 million

(a)

Prior to April 30, 2018, the advisory fee rate for MFS® Value was at the annual rate of 0.750% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of the next $2.25 billion, 0.675% of the next $2.5 billion, and 0.650% of such assets over $5 billion.

The following tables shows the amounts in advisory fees earned by BIA (before any waivers and/or reimbursements by BIA) for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Earned by BIA (before any waivers and/or reimbursements by BIA)
Trust II Portfolio	2020	2019	2018
Baillie Gifford International Stock	$14,567,310	$14,807,532	$14,766,331

BlackRock Bond Income	11,358,752	11,643,603	12,360,919

BlackRock Capital Appreciation	12,445,756	11,958,714	12,637,976

BlackRock Ultra-Short Term Bond	3,066,245	2,843,651	2,844,625

Brighthouse/Artisan Mid Cap Value	6,704,542	7,499,638	8,448,304

Brighthouse/Dimensional International Small Company	4,999,875	5,114,888	5,510,899

Brighthouse/Wellington Balanced	5,759,528	5,665,404	5,793,112

Brighthouse/Wellington Core Equity Opportunities	25,235,690	26,485,984	27,881,280

Brighthouse Asset Allocation 20	553,492	544,406	562,116

Brighthouse Asset Allocation 40	2,912,244	3,092,969	3,388,804

Brighthouse Asset Allocation 60	6,207,562	6,581,333	7,197,874

Brighthouse Asset Allocation 80	5,143,572	5,401,920	5,869,194

Frontier Mid Cap Growth	8,483,877	8,380,930	8,526,259

Jennison Growth	17,471,045	16,138,495	16,980,818

Loomis Sayles Small Cap Core	3,299,068	3,750,777	4,153,978

Loomis Sayles Small Cap Growth	3,390,436	3,091,438	3,311,802

MetLife Aggregate Bond Index	6,519,867	6,285,291	6,532,200

MetLife Mid Cap Stock Index	2,444,234	2,591,065	2,775,496

MetLife MSCI EAFE® Index	3,096,769	3,087,700	3,265,624

MetLife Russell 2000® Index	2,066,274	2,226,069	2,422,681

MetLife Stock Index	17,201,636	16,970,563	17,343,709

MFS® Total Return	4,011,809	4,317,540	4,624,488

MFS® Value	19,368,986	20,875,537	22,436,595

Neuberger Berman Genesis	8,389,888	8,527,475	9,141,695

T. Rowe Price Large Cap Growth	14,596,149	14,017,690	14,739,113

T. Rowe Price Small Cap Growth	6,371,680	6,411,489	6,727,995

VanEck Global Natural Resources	8,171,311	8,593,786	8,748,613

Western Asset Management Strategic Bond Opportunities	16,559,553	17,463,587	18,654,367

Western Asset Management U.S. Government	9,040,057	9,309,707	9,949,483

Advisory Fee Waivers for the Trust II Portfolios

Contractual or voluntary advisory fee waivers applicable to a Trust II Portfolio are generally described in the Prospectus for the relevant Portfolio. More information regarding voluntary advisory fee waivers for certain Portfolios is included below.

With respect to all of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by T. Rowe Price for Trust II and Trust I in the aggregate exceed $750 million and (2) T. Rowe Price advises three or more portfolios of Trust II and Trust I in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by T. Rowe Price, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, by the amount waived, if any, by T. Rowe Price pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

The subadvisory fee waiver schedule for the period January 1 through December 31, 2020 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

The following table shows the amounts of advisory fees waived by BIA for the following fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust II Portfolio	2020	2019	2018
Baillie Gifford International Stock	$2,258,462	$2,306,506	$2,298,266

BlackRock Bond Income	52,092	573	—

BlackRock Capital Appreciation	1,664,694	1,595,117	1,689,385

BlackRock Ultra-Short Term Bond	219,017	203,118	203,187

Brighthouse/Artisan Mid Cap Value	667,627	497,360	471,918

Brighthouse/Dimensional International Small Company	50,000	50,000	50,000

Brighthouse/Wellington Balanced	365,933	365,428	389,598

Brighthouse/Wellington Core Equity Opportunities	5,292,263	5,521,919	5,807,261

Brighthouse Asset Allocation 20	—	—	—

Brighthouse Asset Allocation 40	—	—	—

Brighthouse Asset Allocation 60	—	—	—

Brighthouse Asset Allocation 80	—	—	—

Frontier Mid Cap Growth	254,939	251,684	253,342

Jennison Growth	2,344,879	2,151,054	2,273,574

Loomis Sayles Small Cap Core	309,063	316,753	361,553

Loomis Sayles Small Cap Growth	356,394	293,493	317,978

Trust II Portfolio	2020	2019	2018

MetLife Aggregate Bond Index	$216,192	$202,117	$216,932

MetLife Mid Cap Stock Index	25,360	28,774	36,237

MetLife MSCI EAFE® Index	29,661	28,055	33,993

MetLife Russell 2000® Index	16,362	19,521	23,794

MetLife Stock Index	857,098	843,234	865,623

MFS® Total Return	—	—	—

MFS® Value	1,770,329	2,069,903	3,238,620

Neuberger Berman Genesis	125,000	125,000	125,000

T. Rowe Price Large Cap Growth	1,838,282	1,770,498	1,868,828

T. Rowe Price Small Cap Growth	297,846	301,578	320,470

VanEck Global Natural Resources	661,744	427,108	124,002

Western Asset Management Strategic Bond Opportunities	1,589,939	1,713,216	1,875,595

Western Asset Management U.S. Government	499,719	420,154	270,070

Trust II’s Expenses and Expense Limitation Agreement

Each Trust II Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust II and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust II who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust II expenses are allocated among and charged to the assets of the Portfolios of Trust II on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

Pursuant to an expense agreement relating to certain of the Portfolios, the Adviser has agreed, from April 30, 2021 through April 30, 2022 to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Portfolio set forth below, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay the Adviser in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. The current expense limits as a percentage of each class of a Portfolio’s average daily net assets are as follows:

	Expense Limit Agreement
Trust II Portfolio	Class A	Class B
Brighthouse Asset Allocation 20	0.10%	0.35%

These deferred expenses do not include portfolio brokerage commissions, which are not deducted from the Trust II Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

The following table shows the amounts waived and/or reimbursed by BIA to the following Portfolio(s) for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Trust II Portfolio	2020	2019	2018
Brighthouse Asset Allocation 20	$180,341	$187,177	$153,825

Subadvisory Arrangements for Trust I and Trust II

The Adviser has delegated to certain subadvisers the responsibility for continuously providing an investment program for certain of the Trust I Portfolios and Trust II Portfolios. The following table lists the relevant Portfolios and the corresponding subadviser for each such Portfolio.

Portfolio	Subadviser
AB Global Dynamic Allocation*	AllianceBernstein L.P.
AB International Bond*	AllianceBernstein L.P.
AQR Global Risk Balanced*	AQR Capital Management, LLC
Baillie Gifford International Stock+	Baillie Gifford Overseas Limited
BlackRock Bond Income+	BlackRock Advisors, LLC
BlackRock Capital Appreciation+	BlackRock Advisors, LLC
BlackRock Global Tactical Strategies*	BlackRock Financial Management, Inc.
BlackRock High Yield*	BlackRock Financial Management, Inc.
BlackRock Ultra-Short Term Bond+	BlackRock Advisors, LLC
Brighthouse/Aberdeen Emerging Markets Equity*	Aberdeen Asset Managers Limited
Brighthouse/Artisan International*	Artisan Partners Limited Partnership
Brighthouse/Artisan Mid Cap Value+	Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company+	Dimensional Fund Advisors LP
Brighthouse/Eaton Vance Floating Rate*	Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return*	Franklin Advisers, Inc.
Brighthouse/Templeton International Bond*	Franklin Advisers, Inc.
Brighthouse/Wellington Balanced+	Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities+	Wellington Management Company LLP
Brighthouse/Wellington Large Cap Research*	Wellington Management Company LLP
Brighthouse Balanced Plus (Overlay Portion)*	Pacific Investment Management Company LLC

Brighthouse Small Cap Value*

Clarion Global Real Estate*

Frontier Mid Cap Growth+

Harris Oakmark International*

Invesco Balanced-Risk Allocation*

Invesco Global Equity*

Invesco Comstock*

Invesco Small Cap Growth*

Jennison Growth+

JPMorgan Core Bond*

JPMorgan Global Active Allocation*

JPMorgan Small Cap Value*

Delaware Investments Fund Advisers Wells Capital Management Incorporated
CBRE Clarion Securities LLC
Frontier Capital Management Company, LLC
Harris Associates L.P.
Invesco Advisers, Inc.
Invesco Advisers, Inc.
Invesco Advisers, Inc.
Invesco Advisers, Inc.
Jennison Associates LLC
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc.

Portfolio	Subadviser
Loomis Sayles Global Allocation*	Loomis, Sayles & Company, L.P.
Loomis Sayles Growth*	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Core+	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth+	Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index+	MetLife Investment Management, LLC
MetLife Mid Cap Stock Index+	MetLife Investment Management, LLC
MetLife MSCI EAFE® Index+	MetLife Investment Management, LLC
MetLife Multi-Index Targeted Risk (Overlay Portion)*	MetLife Investment Management, LLC
MetLife Russell 2000® Index+	MetLife Investment Management, LLC
MetLife Stock Index+	MetLife Investment Management, LLC
MFS® Research International*	Massachusetts Financial Services Company
MFS® Total Return+	Massachusetts Financial Services Company
MFS® Value+	Massachusetts Financial Services Company
Morgan Stanley Discovery*	Morgan Stanley Investment Management Inc.
Neuberger Berman Genesis+	Neuberger Berman Investment Advisers LLC
PanAgora Global Diversified Risk*	PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond*	Pacific Investment Management Company LLC
PIMCO Total Return*	Pacific Investment Management Company LLC
Schroders Global Multi-Asset *	Schroder Investment Management North America Inc.(a)
SSGA Emerging Markets Enhanced Index*	SSGA Funds Management, Inc.
SSGA Growth and Income ETF*	SSGA Funds Management, Inc.
SSGA Growth ETF*	SSGA Funds Management, Inc.
TCW Core Fixed Income*	TCW Investment Management Company LLC
T. Rowe Price Large Cap Growth+	T. Rowe Price Associates, Inc.
T. Rowe Price Large Cap Value*	T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth*	T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth+	T. Rowe Price Associates, Inc.
VanEck Global Natural Resources+	Van Eck Associates Corporation
Victory Sycamore Mid Cap Value*	Victory Capital Management Inc.
Wells Capital Management Mid Cap Value*	Wells Capital Management Incorporated
Western Asset Management Government Income*	Western Asset Management Company, LLC
Western Asset Management Strategic Bond Opportunities+	Western Asset Management Company, LLC(b)
Western Asset Management U.S. Government+	Western Asset Management Company, LLC

*	Denotes Trust I Portfolio

+	Denotes Trust II Portfolio

(a)

Schroder Investment Management North America Inc. has retained Schroder Investment Management North America Ltd. to provide investment sub-advisory services to it in connection with the management of the Portfolio.

(b)

As described below, in connection with Western Asset’s service as subadviser to Western Asset Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by the Adviser in proportion to the assets delegated to Western Asset Limited.

Ownership Information for the Subadvisers to Trust I and Trust II

Aberdeen Asset Managers Limited (“AAML”), with its registered address at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a direct subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments.”

AllianceBernstein L.P. (“AllianceBernstein”) is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein’s principal place of business is located at One Nashville Place, 150 4th Avenue North, Nashville, Tennessee 37219.

AQR Capital Management, LLC (“AQR”) is a Delaware limited liability company located at Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Artisan Partners Limited Partnership (“Artisan Partners”) was organized in 1994. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly-traded Delaware corporation. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202.

Baillie Gifford Overseas Limited (“Baillie Gifford”) is a wholly-owned subsidiary of Baillie Gifford & Co., which is controlled by its partners working within the firm. Both Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Conduct Authority. The principal address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

BlackRock Advisors, LLC, located at 55 East 52nd Street, New York, New York 10055, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.

BlackRock Financial Management, Inc., located at 55 East 52nd Street, New York, New York 10055, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.

CBRE Clarion Securities LLC’s (“CBRE Clarion”) is a Delaware limited liability company whose earliest predecessor firm was founded in 1969. CBRE Clarion is a majority-owned subsidiary of CBRE Group, Inc. CBRE Clarion’s principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. CBRE Clarion is in the business of providing investment management services to institutional client accounts.

Delaware Investments Fund Advisers (“DIFA”) is located at 610 Market Street, Philadelphia, Pennsylvania 19106. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly-owned subsidiary of Macquarie Group Limited.

Dimensional Fund Advisors LP (“Dimensional”) was originally organized as “Dimensional Fund Advisors Inc.,” a Delaware corporation in May 1981, and in November 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is controlled and operated by Dimensional Holdings, Inc., a Delaware corporation. Dimensional is engaged in the business of providing investment management services. Dimensional is headquartered at 6300 Bee Cave Road, Building One, Austin, Texas, 78746.

Eaton Vance Management (“Eaton Vance”) is a direct wholly-owned subsidiary of Morgan Stanley. Eaton Vance and its affiliates provide asset management services on behalf of mutual funds, institutional clients and individuals. Eaton Vance is located at Two International Place, Boston Massachusetts 02110.

Franklin Advisers, Inc. (“Franklin Advisers”) is a California corporation located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization.

Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, Massachusetts 02110, was founded in 1980, and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.

Harris Associates L.P. (“Harris”) is a Delaware limited partnership managed by Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC (“Natixis LLC”), an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606.

Invesco Advisers, Inc. (“Invesco”) as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address for Invesco is 1555 Peachtree Street, N.E. Atlanta Georgia 30309.

J.P. Morgan Investment Management Inc. (“JPMIM”) is a Delaware corporation located at 383 Madison Avenue, New York, New York 10179. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.) (“Jennison”) was founded in 1969. Jennison, located at 466 Lexington Avenue, New York, New York 10017, provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of PGIM, Inc., which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis LLC. Natixis LLC is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The principal address for Loomis Sayles is One Financial Center, Boston Massachusetts 02111.

Massachusetts Financial Services Company (“MFS”) and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). The principal address for MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

MetLife Investment Management, LLC (“MIM”) is located at One MetLife Way, Whippany, New Jersey 07981 and is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. Prior to July 1, 2019, MIM was named MetLife Investment Advisors, LLC. MIM is an affiliated person of the MetLife Insurance Companies (as defined below), some or all of which may be an affiliated person of a Portfolio through ownership of 5% or more of a Portfolio’s shares. See “Control Persons and Principal Holders of the Shares of Trust I” and “Control Persons and Principal Holders of the Shares of Trust II” under the section “Description of the Trusts.”

Morgan Stanley Investment Management, Inc. (“MSIM”), is located at 522 Fifth Avenue, New York, New York 10036. MSIM is a Delaware corporation and is a wholly-owned subsidiary of Morgan Stanley.

Neuberger Berman Investment Advisers LLC, (“NBIA”), located at 1290 Avenue of the Americas, New York, New York 10104, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. NBIA is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by NBIA employees.

Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The principal address for PIMCO is 650 Newport Center Drive, Newport Beach, California 92660.

PanAgora Asset Management, Inc. (“PanAgora”) is a Delaware corporation located at One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was founded in 1985 and incorporated in 1989. The voting interests in PanAgora are indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees.

SSGA Funds Management, Inc. (“SSGA FM”) is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address for SSGA FM is One Iron Street, Boston, Massachusetts 02210.

Schroder Investment Management North America Inc., (“SIMNA”) through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company. SIMNA is located at 7 Bryant Park, New York, New York 10018.

TCW Investment Management Company LLC was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street Baltimore, Maryland 21202, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Van Eck Associates Corporation (“VanEck”) is a Delaware corporation located at 666 Third Avenue, 9th Floor, New York, New York 10017. VanEck is a private company wholly owned by members of the van Eck family.

Victory Capital Management Inc. (“Victory”) is a New York corporation, located at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publically traded Delaware corporation. Victory operates as a multi-boutique asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for managing the Victory Sycamore Mid Cap Value Portfolio.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Wells Capital Management Incorporated (“WellsCap”), headquartered at 525 Market Street, San Francisco, California 94105, is an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. On February 23, 2021, Wells Fargo announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital Partners”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes WellsCap. Upon completion of the transaction, GTCR and Reverence Capital will control WFAM, including WellsCap, and Wells Fargo will own a 9.9% equity interest. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

Western Asset Management Company, LLC (“Western Asset”) is a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a global investment management organization. Western Asset delegates to its affiliate, Western Asset Management Company Limited (previously defined as Western Asset Limited), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly-owned subsidiary of Franklin Resources. The principal address for Western Asset is 385 E. Colorado Boulevard, Pasadena, California 91101.

Trust I’s Subadvisory Agreements

As noted above, BIA has delegated for certain Trust I Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a subadvisory agreement (“Subadvisory Agreement”) with the Adviser, each subadviser to a Trust I Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust I Portfolio’s average daily net assets. The Trust I Portfolios are not responsible for the fees paid to the subadvisers.

Each Subadvisory Agreement will continue in force for an initial term of one year, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees of Trust I by votes cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust I or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ prior written notice to the subadviser or by the subadviser on not less than 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust I or the Adviser for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the subadviser.

Trust I relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust I without obtaining shareholder approval. The Trustees of Trust I must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust I must comply with certain other conditions set forth in the order. The exemptive order also permits Trust I to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust I. Trust I will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

If required by law, and subject to the exemptive order obtained by Trust I and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust I Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust I or (ii) the applicable Trust I Portfolio’s investment adviser or subadviser.

The Trust I Portfolios’ Subadvisory Fee Schedules

As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust I Portfolio’s average daily net assets:

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
AB Global Dynamic Allocation	0.400 0.350 0.300 0.280 0.270 0.260	% % % % % %	First $250 million Next $250 million Next $1.5 billion Next $1.5 billion Next $1.5 billion Over $5 billion

AB International Bond(a)	0.220 0.200 0.180 0.160	% % % %	First $500 million Next $500 million Next $500 million Over $1.5 billion

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

AQR Global Risk Balanced	0.375 0.350 0.325 0.290 0.260	% % % % %	First $250 million Next $500 million Next $250 million Next $2.5 billion Over $3.5 billion

BlackRock Global Tactical Strategies(b)	0.320 0.300 0.250 0.220	% % % %	First $2.5 billion Next $2 billion Next $2 billion Over $6.5 billion

BlackRock High Yield(c)	0.350 0.300	% %	First $500 million Over $500 million

Brighthouse/Aberdeen Emerging Markets Equity(d)	0.700 0.600 0.500 0.400	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

Brighthouse/Artisan International(e)	0.450 0.400	% %	First $750 million Over $750 million

Brighthouse/Eaton Vance Floating Rate(f)	0.300 0.280	% %	First $500 million Over $500 million

Brighthouse/Franklin Low Duration Total Return(g)	0.180 0.150 0.100 0.080	% % % %	First $150 million Next $350 million Next $500 million Over $1 billion

Brighthouse/Templeton International Bond	0.300 0.280	% %	First $1 billion Over $1 billion

Brighthouse/Wellington Large Cap Research	0.280 0.255 0.230 0.220	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

Brighthouse Balanced Plus (Overlay Portion)	0.375 0.350 0.325 0.300	% % % %	First $1 billion Next $1.5 billion Next $2.5 billion Over $5 billion

Brighthouse Small Cap Value	0.500 0.425 0.400	% % %	Fees on the portion of the Portfolio managed by DIFA: First $250 million Next $250 million Over $500 million

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
	0.500 0.425 0.400	% % %	Fees on the portion of the Portfolio managed by WellsCap: First $250 million Next $250 million Over $500 million

Clarion Global Real Estate(h)	0.350 0.300 0.250	% % %	First $250 million Next $750 million Over $1 billion

Harris Oakmark International(i)	0.650 0.600 0.500 0.400	% % % %	First $50 million Next $50 million Next $900 million Over $1 billion

Invesco Balanced-Risk Allocation	0.375 0.350 0.325 0.300	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

Invesco Comstock	0.400 0.375 0.350 0.250 0.225	% % % % %	First $250 million Next $250 million Next $500 million Next $1 billion Over $2 billion

Invesco Global Equity(j)	0.300 0.260 0.230	% % %	First $100 million Next $200 million Over $300 million

Invesco Small Cap Growth(k)	0.500 0.450	% %	First $1 billion Over $1 billion

JPMorgan Core Bond	0.110%		All Assets

JPMorgan Global Active Allocation	0.375 0.350 0.325 0.300	% % % %	First $1 billion Next $2 billion Next $2 billion Over $5 billion

JPMorgan Small Cap Value	0.500 0.400	% %	First $50 million Over $50 million

Loomis Sayles Global Allocation(l)	0.430 0.400 0.350 0.300	% % % %	First $250 million Next $250 million Next $1 billion Over $1.5 billion

Loomis Sayles Growth(m)	0.265%		All assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels

MetLife Multi-Index Targeted Risk (Overlay Portion)	0.200 0.185 0.170 0.150	% % % %	First $250 million Next $250 million Next $500 million Over $1 billion

MFS® Research International(n)	0.345 0.325	% %	First $2.5 billion Over $2.5 billion

Morgan Stanley Discovery	0.400 0.350 0.300	% % %	First $500 million Next $350 million Over $850 million

PanAgora Global Diversified Risk	0.350 0.340 0.330 0.300	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

PIMCO Inflation Protected Bond(o)	0.250 0.200 0.175	% % %	First $1 billion Next $1 billion Over $2 billion

PIMCO Total Return(o)	0.250 0.200 0.175	% % %	First $1 billion Next $2 billion Over $3 billion

Schroders Global Multi-Asset*	0.370 0.340 0.310 0.280 0.250	% % % % %	First $250 million Next $500 million Next $500 million Next $500 million Over $1.75 billion

SSGA Emerging Markets Enhanced Index	0.250 0.200 0.150	% % %	First $250 million Next $250 million Over $500 million

SSGA Growth and Income ETF	0.080 0.050	% %	First $500 million Over $500 million

SSGA Growth ETF	0.080 0.050	% %	First $500 million Over $500 million

TCW Core Fixed Income	0.180 0.100 0.050	% % %	First $500 million Next $1.5 billion Over $2 billion

T. Rowe Price Large Cap Value(p)(q)	If assets are under $100 million:
	0.475 0.425	% %	First $50 million Next $50 million

If assets are $100 million to below $200 million:
	0.375%		on all assets

Trust I Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
If assets are $200 million to below $500 million:
	0.325%		on all assets

If assets are $500 million to below $1 billion:
	0.300 0.275	% %	on first $500 million on next $500 million

If assets are $1 billion to below $1.5 billion:
	0.275%		on all assets

If assets are $1.5 billion to below $2 billion:
	0.250%		on all assets

If assets are $2 billion to below $3 billion:
	0.245%		on all assets

If assets are $3 billion to below $4 billion:
	0.240%		on all assets

If assets are $4 billion to below $5.5 billion:
	0.230%		on all assets

If assets are $5.5 billion to below $7.5 billion:
	0.225%		on all assets

If assets are $7.5 billion or above:
	0.220%		on all assets

T. Rowe Price Mid Cap Growth	0.500%		All Assets

Victory Sycamore Mid Cap Value	0.340 0.320 0.290	% % %	First $200 million Next $200 million Over $400 million

Wells Capital Management Mid Cap Value	0.400 0.350 0.300	% % %	First $100 million Next $400 million Over $500 million

Western Asset Management Government Income(r)(s)	0.220 0.125 0.100 0.090 0.070	% % % % %	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

*

Schroder Investment Management North America Inc. pays Schroder Investment Management North America Ltd. a fee based on the Portfolio’s average daily net assets. Neither the Portfolio nor the Adviser is responsible for the fees paid to Schroder Investment Management North America Ltd.

(a)

Prior to November 1, 2020, the subadvisory fee rate for AB International Bond was at the annual rate of 0.220% of the first $500 million of the Portfolio’s average daily net assets and 0.200% of such assets over $500 million.

(b)

Prior to January 1, 2021, the subadvisory fee rate for BlackRock Global Tactical Strategies was at the annual rate of 0.350% of the first $1 billion of the Portfolio’s average daily net assets, 0.330% of the next $1.5 billion of such assets, 0.300% of the next $2 billion of such assets, 0.290% of the next $2 billion of such assets, and 0.220% of such assets over $6.5 billion.

(c)	Prior to October 1, 2019 the subadvisory fee rate for BlackRock High Yield was at the annual rate of 0.350% of all assets.

(d)

Prior to October 1, 2019, the subadvisory fee rate for Brighthouse/Aberdeen Emerging Markets Equity was at the annual rate of 0.700% of the first $250 million of the Portfolio’s average daily net assets, 0.600% of the next $250 million, 0.550% of the next $500 million and 0.500% of such assets over $1billion.

(e)	Prior to October 1, 2019, the subadvisory fee rate for Brighthouse/Artisan International was at the annual rate of 0.450% of all assets.

(f)	Prior to January 1, 2021, the subadvisory fee rate for Brighthouse/Eaton Vance Floating Rate was at the annual rate of 0.300% of all assets.

(g)

Prior to December 1, 2020, the subadvisory fee rate for Brighthouse/Franklin Low Duration Total Return was at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.210% of the next $150 million of such assets, 0.200% of the next $250 million of such assets, 0.120% of the next $500 million of such assets, and 0.100% of such assets over $1 billion. For purposes of determining the annual subadvisory fee rate, the assets of Brighthouse/Franklin Low Duration Total Return are aggregated with the assets of Brighthouse/Templeton International Bond. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Brighthouse/Franklin Low Duration Total Return to determine the annual subadvisory fee rate.

(h)

Prior to January 1, 2020, the subadvisory fee rate for Clarion Global Real Estate was at the annual rate of 0.400% of the first $200 million of the Portfolio’s average daily net assets, 0.350% of the next $550 million, 0.300% of the next $250 million and 0.250% of such assets over $1 billion. Prior to January 1, 2019, the subadvisory fee rate for Clarion Global Real Estate was at the annual rate of 0.400% of the first $200 million of the Portfolio’s average daily net assets, 0.350% of the next $550 million and 0.300% of such assets over $750 million.

(i)

Prior to October 1, 2020, the subadvisory fee rate for Harris Oakmark International was at the annual rate of 0.650% of the first $50 million of the Portfolio’s average daily net assets, 0.600% of the next $50 million, 0.500% of the next $900 million, 0.450% of the next $1 billion and 0.400% of such assets over $2 billion.

(j)

Prior to January 1, 2021, the subadvisory fee rate for Invesco Global Equity was at the annual rate of 0.300% of the first $350 million of the Portfolio’s average daily net assets, 0.260% of the next $450 million of such assets, and 0.230% of such assets over $800 million. Prior to January 1, 2019, the subadvisory fee rate for Invesco Global Equity was at the annual rate of 0.300% of the first $350 million of the Portfolio’s average daily net assets, 0.280% of the next $450 million, 0.250% of the next $450 million and 0.230% of such assets over $1.25 billion.

(k)	Prior to January 1, 2019, the subadvisory fee rate for Invesco Small Cap Growth was at the annual rate of 0.550% of all assets.

(l)

Prior to January 1, 2020, the subadvisory fee rate for Loomis Sayles Global Allocation was at the annual rate of 0.450% of the first $250 million of the Portfolio’s average daily net assets, 0.400% of the next $250 million, 0.350% of the next $1 billion, and 0.300% of such assets over $1.5 billion. Prior to July 1, 2018, the subadvisory fee rate for Loomis Sayles Global Allocation was at the annual rate of 0.450% of the first $250 million of the Portfolio’s average daily net assets, 0.400% of the next $250 million, 0.375% of the next $500 million, and 0.350% of such assets over $1 billion.

(m)

Prior to December 16, 2019, the subadvisory fee rate for Loomis Sayles Growth was at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets, 0.300% of the next $500 million, 0.250% of the next $1 billion, 0.200% of the next $1 billion, and 0.180% of such assets over $3 billion.

(n)

Prior to February 1, 2018, the subadvisory fee rate for MFS® Research International was at the annual rate of 0.450% of the first $250 million of the Portfolio’s average daily net assets, 0.400% of the next $750 million, 0.350% of the next $1 billion, and 0.300% of such assets over $2 billion.

(o)

PIMCO will waive a portion of its subadvisory fees based on the total assets and number of portfolios subadvised by PIMCO. If PIMCO is subadvising three or more 1940 Act portfolios and managing $5.5 billion or more in assets for the Adviser, PIMCO will calculate a quarterly blended discount and apply the discount to the subadvisory fee amounts for PIMCO Total Return and PIMCO Inflation Protected Bond. The discount chart that PIMCO has agreed to is: 2.5% discount factor on the first $2.5 billion of combined PIMCO Total Return and PIMCO Inflation Protected Bond assets under management, 5.0% on the next $2.5 billion, 7.5% on the next $2.5 billion and 10.0% on such assets over $7.5 billion.

(p)

With respect to T. Rowe Price Large Cap Value, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the fee schedules that takes effect once assets exceed fee breakpoint levels at $100 million, $200 million, $500 million, $1 billion, or $1.5 billion. A credit will apply at an asset range between approximately $83.3 million and $100 million, $175 million and $200 million, $464.3 million and $500 million, $958.3 million and $1 billion, and $1.375 billion and $1.5 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, (b) fall below a threshold of approximately $83.3 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $200 million, when the fee schedule of 0.350% for all average net assets would be triggered, (d) fall below a threshold of $175 million, where the flat 0.400% fee schedule would be fully re-applied, (e) exceed $500 million, when the fee schedule of 0.325% for all average net assets would be triggered, (f) fall below a threshold of approximately $464.3 million, where the flat 0.350% fee schedule would be fully re-applied, (g) exceed $ 1 billion, when the fee schedule of 0.300% for all average net assets would be triggered, (h) fall below a threshold of approximately $958.3 million, where the tiered fee schedule as presented above would be fully re-applied, (i) exceed $1.5 billion, when the fee schedule of 0.275% for all average net assets would be triggered, or (j) fall below a threshold of approximately $1.375 billion, where the flat 0.300% fee schedule would be fully re-applied.

(q)

Prior to July 1, 2020, the subadvisory fee rate for T. Rowe Price Large Cap Value was identical to the current subadvisory fee rate shown in the table above, except that if the Portfolio’s average daily net assets were $1.5 billion or above the annual rate was 0.250% on all assets.

(r)

Prior to April 29, 2019, the subadvisory fee rate for Western Asset Management Government Income was at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.140% of the next $400 million, 0.100% of the next $800 million and 0.090% of such assets over $1.3 billion.

(s)

For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management Government Income are aggregated with the assets of Western Asset Management U.S. Government. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management Government Income to determine the annual subadvisory fee rate.

Subadvisory Fees Paid to the Trust I Portfolios’ Subadviser

The following table shows the fees paid with respect to the Trust I Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Paid by BIA
Trust I Portfolio	2020	2019		2018
AB Global Dynamic Allocation	$12,022,046	$12,944,838		$13,927,457

AB International Bond	2,041,300	1,430,068	(1)	—

AQR Global Risk Balanced	9,124,176	10,046,084		10,665,852

	Amount Paid by BIA
Trust I Portfolio	2020	2019		2018

BlackRock Global Tactical Strategies	$18,806,572	$20,440,734		$21,502,357

BlackRock High Yield	2,451,920	2,416,742		2,390,146

Brighthouse/Aberdeen Emerging Markets Equity	5,301,899	6,262,769		7,865,527

Brighthouse/Artisan International	4,805,480	5,232,705		5,195,340

Brighthouse/Eaton Vance Floating Rate	2,221,075	2,326,885		2,461,792

Brighthouse/Franklin Low Duration Total Return	1,241,817	1,301,749		1,354,066

Brighthouse/Templeton International Bond	3,045,121	3,336,232		3,792,864

Brighthouse/Wellington Large Cap Research	4,857,603	4,867,606		5,086,257

Brighthouse Balanced Plus	12,276,269	12,409,697		12,663,568

Brighthouse Small Cap Value	4,305,588	4,351,312		4,657,629

Clarion Global Real Estate	3,443,330	4,194,007		4,626,111

Harris Oakmark International	12,274,660	13,845,876		14,911,000

Invesco Balanced-Risk Allocation	4,115,922	4,431,318		4,727,312

Invesco Comstock	6,214,148	6,781,166		7,472,858

Invesco Global Equity	3,259,862	3,321,268		3,797,957

Invesco Small Cap Growth	5,173,572	5,031,347		6,159,531

JPMorgan Core Bond	1,669,766	1,928,697		2,550,482

JPMorgan Global Active Allocation	7,110,370	7,487,554		7,558,386

JPMorgan Small Cap Value	1,871,549	1,952,752		2,120,436

Loomis Sayles Global Allocation	1,847,380	1,900,900		1,973,062

Loomis Sayles Growth	7,024,815	7,013,133		7,758,368

MetLife Multi-Index Targeted Risk	856,969	913,709		917,266

MFS® Research International	5,780,761	5,987,268		6,510,891

Morgan Stanley Discovery	6,082,734	4,491,942		4,207,219

PanAgora Global Diversified Risk	805,891	773,736		802,458

PIMCO Inflation Protected Bond	4,618,114	4,801,659		5,142,936

PIMCO Total Return	9,706,829	9,983,221		10,615,711

Schroders Global Multi-Asset	5,196,934	5,635,848		5,259,956

SSGA Emerging Markets Enhanced Index	813,520	544,620	(1)	—

SSGA Growth and Income ETF	1,196,948	1,272,965		1,382,835

SSGA Growth ETF	547,345	571,706		610,201

TCW Core Fixed Income	2,173,615	2,312,110		2,491,310

T. Rowe Price Large Cap Value	6,211,009	6,989,147		8,284,830

	Amount Paid by BIA
Trust I Portfolio	2020	2019	2018

T. Rowe Price Mid Cap Growth	$7,367,039	$7,504,239	$7,885,488

Victory Sycamore Mid Cap Value	2,654,557	2,933,581	3,210,459

Wells Capital Management Mid Cap Value	1,662,042	1,789,552	1,857,287

Western Asset Management Government Income	958,661	1,009,919	1,280,971

(1)	For the period April 29, 2019 through December 31, 2019.

Trust II’s Subadvisory Agreements

As noted above, BIA has delegated for certain Trust II Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a Subadvisory Agreement with the Adviser, each subadviser to a Trust II Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust II Portfolio’s average daily net assets. The Trust II Portfolios are not responsible for the fees paid to the subadvisers.

Each Subadvisory Agreement with respect to the Trust II Portfolios provides that it will continue in effect after an initial term of one year only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust II, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust II or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned, except as otherwise provided by any rule of, or action by, the SEC, or if the Advisory Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust II or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the subadviser or by the subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust II or the Adviser in connection with the performance of its portfolio management services thereunder in the absence of willful misconduct, bad faith, reckless disregard or gross negligence of its obligations and duties under the Subadvisory Agreement.

Trust II relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust II without obtaining shareholder approval. The Trustees of Trust II must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust II must comply with certain other conditions set forth in the order. The exemptive order also permits Trust II to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust II. Trust II will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

If required by law, and subject to the exemptive order obtained by Trust II and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust II Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust II or (ii) the applicable Trust II Portfolio’s investment adviser or subadviser.

The Trust II Portfolios’ Subadvisory Fee Schedules

As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust II Portfolio’s average daily net assets:

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.600% 0.500% 0.400% 0.300% 0.250%	First $25 million Next $75 million Next $300 million Next $600 million Over $1 billion

BlackRock Bond Income	0.120% 0.080%	First $1 billion Over $1 billion

BlackRock Capital Appreciation	0.250% 0.210% 0.190%	First $1.5 billion Next $1 billion Over $2.5 billion

BlackRock Ultra-Short Term Bond	0.060%	All Assets

Brighthouse/Artisan Mid Cap Value(a)	0.400% 0.350% 0.300%	First $500 million Next $500 million Over $1 billion

Brighthouse/Dimensional International Small Company(b)	0.400%	All Assets

Brighthouse/Wellington Balanced	0.235% 0.210%	First $750 million Over $750 million

Brighthouse/Wellington Core Equity Opportunities	0.280% 0.255% 0.230% 0.220%	First $500 million Next $500 million Next $2 billion Over $3 billion

Frontier Mid Cap Growth	0.400% 0.350% 0.325% 0.300%	First $500 million Next $350 million Next $300 million Over $1.15 billion

Jennison Growth	0.350% 0.250% 0.220%	First $500 million Next $500 million Over $1 billion

Loomis Sayles Small Cap Core(c)	0.470% 0.450% 0.400%	First $100 million Next $100 million Over $200 million

Loomis Sayles Small Cap Growth(d)	0.520% 0.500% 0.400% 0.450%	First $100 million Next $100 million Next $300 million Over $500 million

MetLife Aggregate Bond Index	0.040% 0.030% 0.015%	First $500 million Next $500 million Over $1 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels

MetLife Mid Cap Stock Index	0.030% 0.020% 0.010%	First $500 million Next $500 million Over $1 billion

MetLife MSCI EAFE® Index	0.050% 0.040% 0.020%	First $500 million Next $500 million Over $1 billion

MetLife Russell 2000® Index	0.040% 0.030% 0.015%	First $500 million Next $500 million Over $1 billion

MetLife Stock Index	0.020% 0.015% 0.010% 0.005%	First $500 million Next $500 million Next $1 billion Over $2 billion

MFS® Total Return(e)	0.350% 0.280% 0.250% 0.225%	First $200 million Next $300 million Next $500 million Over $1 billion

MFS® Value	0.350% 0.300% 0.275% 0.200% 0.175%	First $100 million Next $400 million Next $1 billion Next $1.5 billion Over $3 billion

Neuberger Berman Genesis	0.500% 0.450% 0.400%	First $500 million Next $250 million Over $750 million

T. Rowe Price Large Cap Growth(f)	If assets are equal to or less than $100 million:
	0.500% 0.400%	First $50 million Over $50 million
If assets are between $100 million and $1 billion:
	0.400% 0.375% 0.350%	First $250 million Next $250 million Over $500 million
If assets exceed $1 billion:
	0.300% 0.275%	First $3 billion Over $3 billion

T. Rowe Price Small Cap Growth	0.350% 0.300% 0.250%	First $100 million Next $300 million Over $400 million

VanEck Global Natural Resources(g)	0.450% 0.425% 0.400% 0.375%	First $250 million Next $250 million Next $500 million Over $1 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels

Western Asset Management Strategic Bond Opportunities	0.300% 0.200% 0.175% 0.150% 0.125%	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

Western Asset Management U.S. Government(h)(i)	0.220% 0.125% 0.100% 0.090% 0.070%	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion

(a)

Prior to October 1, 2019, the subadvisory fee rate for Brighthouse/Artisan Mid Cap Value was at the annual rate of 0.430% of the first $500 million of the Portfolio’s average daily net assets, 0.400% of the next $500 million, and 0.370% of such assets over $1 billion.

(b)	Prior to March 1, 2021, the subadvisory fee rate for Brighthouse/Dimensional International Small Company was at the annual rate of 0.500% of all assets.

(c)

Prior to January 1, 2020, the subadvisory fee rate for Loomis Sayles Small Cap Core was at the annual rate of 0.550% of the first $25 million of the Portfolio’s average daily net assets, 0.500% of the next $75 million, 0.450% of the next $100 million and 0.400% of such assets over $200 million.

(d)

Prior to January 1, 2020, the subadvisory fee rate for Loomis Sayles Small Cap Growth was at the annual rate of 0.550% of the first $100 million of the Portfolio’s average daily net assets, 0.500% of the next $100 million, 0.400% of the next $300 million and 0.450% of such assets over $500 million.

(e)

Prior to January 1, 2021, the subadvisory fee rate for MFS® Total Return was at the annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets, 0.300% of the next $1 billion, 0.250% of the next $250 million and 0.200% of such assets over $1.5 billion.

(f)

With respect to the T. Rowe Price Large Cap Growth, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed fee breakpoint levels at $100 million or $1 billion. A credit will apply at an asset range between approximately $87.5 million and $100 million, and $946.4 million and $1 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either: (a) exceed $100 million, when the fee schedule of 0.400% for all average net assets would be triggered, but remain less than $946.4 million, (b) fall below a threshold of approximately $87.5 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $1 billion, when the fee schedule of 0.350% for all average net assets would be triggered, or (d) fall below a threshold of approximately $946.4 million, where the tiered fee schedule as presented above would be fully re-applied. Prior to July 1, 2020, the subadvisory rate for T. Rowe Price Large Cap Growth if assets exceeded $1 billion was at an annual rate of 0.300% of all assets.

(g)

Prior to January 1, 2020, the subadvisory fee rate for VanEck Global Natural Resources was at the annual rate of 0.475% of the first $250 million of the Portfolio’s average daily net assets, 0.450% of the next $250 million, 0.425% of the next $500 million and 0.400% of such assets over $1 billion. Prior to January 1, 2019, the subadvisory fee rate for VanEck Global Natural Resources was at the annual rate of 0.500% of the first $250 million of the Portfolio’s average daily net assets, 0.475% of the next $250 million and 0.450% of such assets over $500 million.

(h)

Prior to April 29, 2019, the subadvisory fee rate for Western Asset Management U.S. Government was at the annual rate of 0.250% of the first $100 million of the Portfolio’s average daily net assets, 0.125% of the next $400 million, 0.100% of the next $500 million, 0.090% of the next $1 billion and 0.080% of such assets over $2 billion.

(i)

For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management U.S. Government are aggregated with the assets of Western Asset Management Government Income. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management U.S. Government to determine the annual subadvisory fee rate.

Subadvisory Fees Paid to the Trust II Portfolios’ Subadvisers

The following table shows the fees paid with respect to the Trust II Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

	Amount Paid by BIA
Trust II Portfolio	2020	2019	2018
Baillie Gifford International Stock	$5,614,103	$5,694,177	$5,680,444

BlackRock Bond Income	3,074,800	3,165,953	3,395,494

BlackRock Capital Appreciation	4,360,270	4,205,059	4,424,296

BlackRock Ultra-Short Term Bond	525,642	487,483	487,650

Brighthouse/Artisan Mid Cap Value	3,111,695	3,718,295	4,265,410

Brighthouse/Dimensional International Small Company	3,093,672	3,165,555	3,413,062

Brighthouse/Wellington Balanced	2,451,659	2,402,659	2,445,536

Brighthouse/Wellington Core Equity Opportunities	7,430,319	7,779,304	8,137,946

Frontier Mid Cap Growth	4,312,070	4,270,282	4,335,568

Jennison Growth	7,248,418	6,715,398	7,052,327

Loomis Sayles Small Cap Core	1,586,252	1,829,512	2,008,712

Loomis Sayles Small Cap Growth	1,727,382	1,623,972	1,721,912

MetLife Aggregate Bond Index	591,192	577,117	591,932

MetLife Mid Cap Stock Index	242,589	253,380	260,585

MetLife MSCI EAFE® Index	450,709	455,321	467,153

MetLife Russell 2000® Index	297,843	317,128	339,716

MetLife Stock Index	519,033	514,411	521,874

MFS® Total Return	2,245,616	2,415,880	2,599,920

MFS® Value	7,539,162	7,992,865	8,084,024

Neuberger Berman Genesis	4,707,731	4,773,800	5,101,880

T. Rowe Price Large Cap Growth	6,691,522	6,421,911	6,744,404

T. Rowe Price Small Cap Growth	3,353,084	3,371,476	3,528,422

VanEck Global Natural Resources	4,362,591	4,854,028	5,249,767

Western Asset Management Strategic Bond Opportunities	4,624,898	4,830,361	5,100,992

Western Asset Management U.S. Government	1,798,072	1,937,556	2,229,814

Investment Adviser to the Master Fund

For information regarding the investment adviser to the Master Fund, including information regarding the portfolio counselors’ compensation, other accounts managed and ownership of shares of the Master Fund to the extent applicable, see the Master Fund’s statement of additional information, which is delivered together with this SAI.

Portfolio Management of the Trust I Portfolios and Trust II Portfolios

Appendix C to this SAI contains information regarding the committee members’ or portfolio managers’ compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

Payments to Insurance Companies

The separate accounts of certain insurance companies invest in registered investment companies to which the Adviser serves as investment adviser. Some of these insurance companies are owned directly or indirectly by Brighthouse Financial (the “Brighthouse Insurance Companies”) and some are owned directly or indirectly by MetLife, Inc. (the “MetLife Insurance Companies”). The members of the Adviser include each of the Brighthouse Insurance Companies, and each member’s interest in the Adviser entitles the member to share in the profit and loss of the Adviser in proportion to the profit and loss of the Adviser attributable to customers of that insurance company. The MetLife Insurance Companies are not members of the Adviser, but the Adviser compensates such insurance companies for the services they provide to the Trusts and/or to the holders of insurance contracts issued by separate accounts of such insurance companies that invest in the Portfolios.

Marketing Support Payments by Trust I and Trust II

The subadvisers and/or their affiliates may provide insurance companies, including insurance companies affiliated with BIA, with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Trusts serve as an investment vehicle and may pay such insurance companies amounts to participate in sales meetings. These amounts may be significant and may provide a subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Administrator to Trust I and Trust II

Pursuant to an amended and restated master administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Adviser in the performance of its administrative services to the Trusts and provides the Trusts with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trusts.

The Administrator was organized as a Massachusetts trust company. Its principal place of business is at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trusts, which is calculated daily and paid monthly, at an annual rate of up to 0.011% of the average daily net assets of each Portfolio of the Trusts. The Administration Agreement continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days’ prior written notice to the other party. For the years ended December 31, 2020, December 31, 2019, and December 31, 2018, an aggregate $3,417,817, $3,178,254, and $2,847,751, respectively, was paid to the Administrator by Trust I. For the years ended December 31, 2020, December 31, 2019, and December 31, 2018, an aggregate of $2,079,524, $1,866,466, and $1,632,287, respectively, was paid to the Administrator by Trust II.

The Trusts’ Distribution Arrangements

Brighthouse Securities, LLC (previously defined as the Distributor) is the distributor for the Trusts. The Distributor is an affiliate of the Trusts. Under a distribution agreement (“Distribution Agreement”) with each Trust, the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio, which are sold at the net asset value of such Class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to separate accounts of insurance companies, including insurance companies affiliated with BIA. In the future, the Trusts may offer shares to be purchased by separate accounts of other life insurance companies to support insurance contracts they issue. The Distributor receives no compensation from the Trusts or purchasers of a Portfolio’s shares for acting as distributor of a Portfolio’s Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

The following is a description of the Distribution and Services Plan for the Trusts:

Pursuant to a Distribution and Services Plan (the “Plan”) relating to Class B, Class C, and Class E shares of each Trust I Portfolio and to Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, adopted under Rule 12b-1 under the 1940 Act, the Trusts may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of Trust I and the Class B, Class D, Class E, Class F and Class G shares of Trust II. Each Portfolio may not offer shares of each Class. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts.

The Plan also authorizes Trust I, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Trust I Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor, and Trust II, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Trust II Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor’s services as principal underwriter of the shares of such Class.

Under the Distribution Agreement with respect to Trust I, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares, and with respect to Trust II, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares.

The Plan is known as a “compensation plan” because the Trusts make payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Trustees of the Trusts will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the Fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E, Class F and Class G shares, including but not limited to the following:

(a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in a Class of shares of the Portfolios;

(b) expenses relating to the development, preparation, printing and mailing of the Trusts’ advertisements, sales literature and other promotional materials describing and/or relating to the Trusts;

(c) holding seminars and sales meetings designed to promote the distribution of a Class of shares;

(d) expenses of obtaining information and providing explanations to Variable Contract owners regarding investment objectives and policies and other information about the Trusts and their Portfolios, including the performance of the Portfolios;

(e) expenses of training sales personnel regarding the Trusts;

(f) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trusts;

(g) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

(h) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

The Board of Trustees of the Trusts, including the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (“Qualified Trustees”), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit Trust I and the shareholders of Class B, Class C, and Class E shares of each Trust I Portfolio, and Trust II and the shareholders of Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, and has approved the Plan’s adoption. The Trusts anticipate that the Plan will enhance the sales of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F and Class G shares of Trust II and increase or help to maintain the assets of each Portfolio, which over time, may allow the shareholders and beneficial owners of each Class to benefit from certain economies of scale with respect to fixed costs of each Portfolio.

The Plan and any related agreement that is entered into by the Trusts in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Trusts’ Board of Trustees, including a majority of the Qualified Trustees, or, with respect to any Class by a vote of the outstanding voting securities of that Class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Trustees. The Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

Total Fees Paid to the Distributor for Trust I

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class C and Class E shares of Trust I for the year ended December 31, 2020:*

Trust I Portfolio	Total Distribution Fee Paid to Distributor
AB Global Dynamic Allocation	$10,089,858
AB International Bond	9,468
American Funds® Balanced Allocation	24,564,468
American Funds® Growth	7,798,880
American Funds® Growth Allocation	16,004,445
American Funds® Moderate Allocation	13,752,467
AQR Global Risk Balanced	7,348,428
BlackRock Global Tactical Strategies	15,021,313
BlackRock High Yield	917,868
Brighthouse/Aberdeen Emerging Markets Equity	1,215,345
Brighthouse/Artisan International	718
Brighthouse/Eaton Vance Floating Rate	300,727
Brighthouse/Franklin Low Duration Total Return	639,582
Brighthouse/Templeton International Bond	103,851
Brighthouse/Wellington Large Cap Research	368,193
Brighthouse Asset Allocation 100	2,434,252
Brighthouse Balanced Plus	28,950,361
Brighthouse Small Cap Value	839,968
Clarion Global Real Estate	1,058,713
Harris Oakmark International	2,298,130
Invesco Balanced-Risk Allocation	3,335,462
Invesco Comstock	2,036,579
Invesco Global Equity	883,679
Invesco Small Cap Growth	1,125,381
JPMorgan Core Bond	1,160,340
JPMorgan Global Active Allocation	4,900,264
JPMorgan Small Cap Value	65,905
Loomis Sayles Global Allocation	741,752
Loomis Sayles Growth	2,259,458
MetLife Multi-Index Targeted Risk	4,582,976
MFS® Research International	1,349,214
Morgan Stanley Discovery	1,487,878
Panagora Global Diversified Risk	575,669
PIMCO Inflation Protected Bond	2,508,730
PIMCO Total Return	6,670,760
Schroders Global Multi-Asset	4,039,612
SSGA Emerging Markets Enhanced Index	4,001
SSGA Growth and Income ETF	5,160,983
SSGA Growth ETF	1,900,079
TCW Core Fixed Income	1,334
T. Rowe Price Large Cap Value	2,503,424
T. Rowe Price Mid Cap Growth	2,564,436
Victory Sycamore Mid Cap Value	1,491,383
Wells Capital Management Mid Cap Value	347,368
Western Asset Management Government Income	2,529,570

*

Other than the American Funds® Balanced Allocation, American Funds® Growth, American Funds® Growth Allocation and American Funds® Moderate Allocation Portfolios, the Portfolios currently do not offer Class C shares.

Total Fees Paid to the Distributor for Trust II

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class D, Class E, Class F and Class G shares of Trust II for the year ended December 31, 2020:

Trust II Portfolio	Total Distribution Fee Paid to Distributor
Baillie Gifford International Stock	$794,620
BlackRock Bond Income	1,334,252
BlackRock Capital Appreciation	680,121
BlackRock Ultra-Short Term Bond	1,203,960
Brighthouse/Artisan Mid Cap Value	773,532
Brighthouse/Dimensional International Small Company	185,427
Brighthouse/Wellington Balanced	194,660
Brighthouse/Wellington Core Equity Opportunities	2,568,054
Brighthouse Asset Allocation 20	1,351,260
Brighthouse Asset Allocation 40	12,507,949
Brighthouse Asset Allocation 60	28,383,777
Brighthouse Asset Allocation 80	22,790,714
Frontier Mid Cap Growth	498,009
Jennison Growth	2,586,850
Loomis Sayles Small Cap Core	344,420
Loomis Sayles Small Cap Growth	162,686
MetLife Aggregate Bond Index	3,123,450
MetLife Mid Cap Stock Index	1,287,344
MetLife MSCI EAFE® Index	1,244,524
MetLife Russell 2000® Index	1,006,999
MetLife Stock Index	5,173,236
MFS® Total Return	1,164,344
MFS® Value	2,337,665
Neuberger Berman Genesis	868,350
T. Rowe Price Large Cap Growth	2,599,527
T. Rowe Price Small Cap Growth	988,197
VanEck Global Natural Resources	236,878
Western Asset Management Strategic Bond Opportunities	2,364,695
Western Asset Management U.S. Government	978,195

The amounts received by the Distributor have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F, and Class  G shares of Trust II.

Rule 12b-1 Plan of the Master Fund

The Master Fund has not adopted a Plan of Distribution for its Class 1 shares pursuant to Rule 12b-1 under the 1940 Act.

Codes of Ethics

Each Trust, the Adviser, each subadviser, and the Distributor has each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of a Trust might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of a Trust from investing in securities, including securities that may be purchased or held by a Portfolio, it does regulate such personal securities investing so that conflicts of interest may be mitigated.

Custodial Arrangements

State Street Bank and Trust Company (“State Street Bank”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Trusts. Under the custody agreement, State Street Bank holds the Portfolios’ securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

Brighthouse Life Insurance Company, located at 11225 North Community House Road, Charlotte, North Carolina 28277, serves as transfer agent for the Trusts.

Legal Matters

Certain legal matters are passed on for the Trusts by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trusts’ independent registered public accounting firm.

Securities Lending Activities

JPMorgan Chase Bank, National Association (“JPMorgan Chase”), serves as the Trusts’ securities lending agent.

The income earned by the Portfolios as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agreement between JPMorgan Chase and the Portfolios (the “Securities Lending Agreement”) for the fiscal year ended December 31, 2020 are shown in the tables below. The Portfolios did not pay any cash collateral management fees, separate administrative fees, separate indemnification fees or other fees not reflected in the table below. Net income from securities lending activities may differ from the amount reported in a Portfolio’s annual report, which reflects estimated accruals.

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust I Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split		Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
AB Global Dynamic Allocation Portfolio	$1,966,899	$90,793	$1,058,519	$8,000	(1)	$1,157,312	$809,587
AB International Bond Portfolio	49,712	3,400	15,656	8,000	(1)	27,056	22,656
BlackRock Global Tactical Stategies Portfolio	10,905,693	467,627	6,229,083	8,000	(1)	6,704,710	4,200,983

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust I Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split		Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
BlackRock High Yield Portfolio	$227,692	$11,244	$114,953	$8,000	(1)	$134,197	$93,495
Brighthouse Small Cap Value Portfolio	1,090,556	49,659	593,306	8,000	(1)	650,965	439,591
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	41,550	1,991	21,634	8,000	(1)	31,625	9,925
Brighthouse/Artisan International Portfolio	224,583	19,943	25,130	8,000	(1)	53,073	171,510
Brighthouse/Franklin Low Duration Total Return Portfolio	244,436	16,910	75,224	8,000	(1)	100,134	144,302
Brighthouse/Templeton International Bond Portfolio	121,956	3,228	89,670	8,000	(1)	100,898	21,058
Brighthouse/Wellington Large Cap Research Portfolio	2,209,803	127,925	930,074	8,000	(1)	1,065,999	1,143,804
Clarion Global Real Estate Portfolio	560,963	27,079	290,082	8,000	(1)	325,161	235,802
Harris Oakmark International Portfolio	572,912	43,692	135,975	8,000	(1)	187,667	385,245
Invesco Comstock Portfolio	745,818	28,443	461,304	8,000	(1)	497,747	248,071
Invesco Global Equity Portfolio	333,170	13,668	196,391	8,000	(1)	218,059	115,111
Invesco Small Cap Growth Portfolio	1,610,494	70,988	900,349	8,000	(1)	979,337	631,157
JPMorgan Core Bond Portfolio	211,665	—	109,407	20,524	(2)	129,931	81,734
JPMorgan Global Active Allocation Portfolio	616,759	—	252,763	55,669	(2)	308,432	308,327
JPMorgan Small Cap Value Portfolio	740,110	—	181,646	26,549	(2)	208,195	531,915
Loomis Sayles Global Allocation Portfolio	168,692	12,755	41,074	8,000	(1)	61,829	106,863
Loomis Sayles Growth Portfolio	1,220,268	37,956	840,681	8,000	(1)	886,637	333,631
MFS Research International Portfolio	149,147	11,030	38,837	8,000	(1)	57,867	91,280
Morgan Stanley Discovery Portfolio	4,712,767	352,560	1,186,860	8,000	(1)	1,547,420	3,165,347
Schroders Global Multi-Asset Portfolio	1,164,710	39,801	766,358	8,000	(1)	814,159	350,551
SSGA Emerging Markets Enhanced Index Portfolio	86,052	7,136	14,648	8,000	(1)	29,784	56,268
SSGA Growth and Income ETF Portfolio	4,639,275	260,576	2,033,413	8,000	(1)	2,301,989	2,337,286
SSGA Growth ETF Portfolio	1,611,467	87,336	738,020	8,000	(1)	833,356	778,111
T. Rowe Price Large Cap Value Portfolio	1,398,435	71,724	681,034	8,000	(1)	760,758	637,677
T. Rowe Price Mid Cap Growth Portfolio	1,559,380	69,978	859,324	8,000	(1)	937,302	622,078
TCW Core Fixed Income Portfolio	1,495,499	61,044	884,960	8,000	(1)	954,004	541,495
Victory Sycamore Mid Cap Value Portfolio	931,188	32,940	601,660	8,000	(1)	642,600	288,588
Wells Capital Management Mid Cap Value Portfolio	387,195	14,560	241,509	8,000	(1)	264,069	123,126

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust I Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split		Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
Western Asset Management Government Income Portfolio	$127,044	$9,053	$36,500	$8,000	(1)	$53,553	$73,491

(1)	Reflects amounts paid to State Street Bank for custodial services in connection with securities lending.
(2)	Reflects amounts paid to State Street Bank for custodial services in connection with securities lending and fees paid to JPMorgan Chase (in lieu of a revenue split).

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust II Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split(1)	Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
Baillie Gifford International Stock Portfolio	$372,289	$34,274	$29,541	$8,000	$71,815	$300,474
BlackRock Bond Income Portfolio	268,670	14,109	127,283	8,000	149,392	119,278
BlackRock Capital Appreciation Portfolio	794,320	23,173	562,544	8,000	593,717	200,603
Brighthouse/Artisan Mid Cap Value Portfolio	885,579	35,472	530,713	8,000	574,185	311,394
Brighthouse/Dimensional International Small Company Portfolio	676,117	64,703	28,448	8,000	101,151	574,966
Brighthouse/Wellington Balanced Portfolio	450,590	28,975	160,553	8,000	197,528	253,062
Brighthouse/Wellington Core Equity Opportunities Portfolio	1,328,870	61,076	718,059	8,000	787,135	541,735
Frontier Mid Cap Growth Portfolio	1,277,536	66,616	611,179	8,000	685,795	591,741
Jennison Growth Portfolio	1,657,020	70,515	951,778	8,000	1,030,293	626,727
Loomis Sayles Small Cap Core Portfolio	267,310	10,559	161,463	8,000	180,022	87,288
Loomis Sayles Small Cap Growth Portfolio	270,612	10,215	168,336	8,000	186,551	84,061
MetLife Aggregate Bond Index Portfolio	1,779,145	86,908	909,797	8,000	1,004,705	774,440
MetLife Mid Cap Stock Index Portfolio	1,305,731	58,155	723,546	8,000	789,701	516,030
MetLife MSCI EAFE Index Portfolio	213,184	18,625	26,902	8,000	53,527	159,657
MetLife Russell 2000 Index Portfolio	2,346,754	176,404	580,699	8,000	765,103	1,581,651
Metlife Stock Index Portfolio	3,883,207	174,594	2,136,556	8,000	2,319,150	1,564,057
MFS Total Return Portfolio	266,517	10,760	158,770	8,000	177,530	88,987
MFS Value Portfolio	1,085,979	49,500	590,893	8,000	648,393	437,586

		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
Trust II Portfolio	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split(1)	Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
T.Rowe Price Large Cap Growth Portfolio	$1,864,103	$105,588	$808,092	$8,000	$921,680	$942,423
T.Rowe Price Small Cap Growth Portfolio	1,663,134	67,652	986,115	8,000	1,061,767	601,367
Van Eck Global Natural Resources Portfolio	1,428,376	70,231	725,880	8,000	804,111	624,265
Western Asset Management Strategic Bond Opportunities Portfolio	1,889,362	98,135	907,599	8,000	1,013,734	875,628
Western Asset Management U.S. Government Portfolio	220,918	19,159	29,317	8,000	56,476	164,442

(1)	Reflects amounts paid to State Street Bank for custodial services in connection with securities lending.

For the fiscal year ended December 31, 2020, JPMorgan Chase, acting as agent of the Portfolios, provided the following services to the Portfolios in connection with the Portfolios’ securities lending activities: (i) locating borrowers and arranging loans consistent with the terms and conditions of the Securities Lending Agreement; (ii) negotiating loan terms, including, but not limited to, the amount of any loan premium; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing and providing periodic statements related to a Portfolio’s securities lending activities; (viii) monitoring and managing distribution and dividend activity as well as other distributions paid with respect to loaned securities; and (ix) administering termination of loans and arranging for return of loaned securities to the Portfolios at loan termination.

Portfolio Consultant

For each Trust II Allocation Portfolio and Trust I Allocation Portfolio, the Adviser has hired Wilshire Funds Management (“Wilshire”), a unit of Wilshire Advisors, LLC, to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist the Adviser in determining, based on the Portfolio’s current allocation and investment strategies, the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. The Adviser pays consulting fees to Wilshire for these services.

Operational Risk

An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which, could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.

REDEMPTION OF SHARES

The Trusts may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If a Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. With respect to each of AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Schroders Global Multi-Asset Portfolio, and PanAgora Global Diversified Risk Portfolio, the Portfolio’s current net asset value per share is available by calling 980-949-5114.

Expenses of each Portfolio are paid or accrued each day.

Each Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures approved by the Trusts’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Portfolio’s securities, as set forth below. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of a Trust. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes, and quoted prices for similar assets.

Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its net asset value. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its net asset value.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Each Subsidiary’s investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. A Portfolio will value its shares of its Subsidiary at this net asset value.

Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service.

Mortgage and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day.

Options, whether on securities, indices, futures contracts, currencies or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price.

Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges.

Options, including swaptions, and futures contracts that are traded OTC are generally valued based upon interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and LIBOR forward rate to produce the daily settlement price.

If no current market quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by, and under the general supervision of, the Board of Trustees of a Trust. Market quotes are considered not readily available or reliable in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The value of securities used by a Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, a Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Each Board of the Trusts will be assisted in its responsibility for the day-to-day functions associated with the valuation of Portfolio assets by a Valuation Committee composed solely of management personnel. The Valuation Committee consists of Kristi Slavin, Terrence Santry, Alan Otis, Allison Troiani, Victor Soto, James Mason, Matthew Moussa, Adnani Johari, James Bacik, Anna Koska, and Yuliya Ustsinenka and such other officers of the Trusts and the Adviser as are deemed necessary by Ms. Slavin, Mr. Santry, Mr. Otis, Ms. Troiani, Mr. Soto, Mr. Mason, Mr. Moussa, Mr. Johari, Mr. Bacik, Ms. Koska, and Ms. Ustsinenka from time to time. Among other things, the Valuation Committee ascertains the value of any of the Trusts’ securities and assets for which market quotations are not readily available.

Investments in Underlying Portfolios by the Trust I Allocation Portfolio, a Trust II Allocation Portfolio, Brighthouse Balanced Plus Portfolio or MetLife Multi-Index Targeted Risk Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of a Trust will use fair value pricing in the circumstances and manner described above. For information about the fair value pricing by an Underlying Portfolio that is not a Portfolio of a Trust, please refer to the prospectus for such Underlying Portfolio.

Investments in Underlying American Funds by an American Allocation Portfolio are valued at the closing daily net asset values of the Underlying American Funds in which such Portfolio invests. For information about the fair value pricing by an Underlying American Fund, please refer to the prospectus for such Underlying American Fund.

Investments in Underlying ETFs by an ETF Portfolio or BlackRock Global Tactical Strategies Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which such Portfolio invests. For information about the use of fair value pricing by an Underlying ETF, please refer to the prospectus for such Underlying ETF.

Investments in the Master Fund by the Feeder Portfolio are valued at the Master Fund’s closing daily net asset value in which such Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to prospectus for the Master Fund.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Portfolios’ prospectuses entitled Taxes and Distributions. The prospectuses generally describe the U.S. federal income tax treatment of the Portfolios and their shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (previously defined as the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. Except as specifically provided herein, defined terms shall have the meaning given to them in the prospectuses.

The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, qualified plans, or other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy the diversification requirements of Section 817(h) of the Code (such qualified plans and other eligible persons and plans, “Other Eligible Investors”). If this is not the case and shares of a Portfolio held by Separate Accounts of the Insurance Companies are not respected as owned for U.S. federal income tax purposes by those Separate Accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.

Except as specifically provided below, the Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The U.S. Internal Revenue Service (“IRS”) could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Portfolios. In particular, because the Separate Accounts of the Insurance Companies and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Contracts are urged to consult the Insurance Company through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.

Taxation

Qualification as a Regulated Investment Company

Each Portfolio, including each Underlying Portfolio, each Underlying American Fund and the Master Funds, has elected to be treated as and intends each year to qualify for treatment as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Code section 7704(c)(2). Certain of a Portfolio’s investments in master limited partnerships (“MLPs”) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. The passive loss rules do not generally apply to a regulated investment company, but those rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets, including through corporations in which the Portfolio holds a 20% or more voting stock interest, consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

For purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Portfolio generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Portfolio will be subject to tax at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year. If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code for such year, (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each Separate Account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax generally does not apply to any regulated investment company whose sole shareholders are insurance company separate accounts, Other Eligible Investors, or other regulated investment companies that are also exempt from the excise tax. Each of the Portfolios expects that it will qualify for this exemption, and that it will not be subject to the excise tax, although no assurance can be given in this regard.

If a Portfolio were subject to the excise tax requirements and the Portfolio failed to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio would be subject to the excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be taken properly into account after October 31 of a calendar year would generally be treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Portfolio would be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

Regardless of whether a Portfolio qualifies for the aforementioned exemption from the excise tax, each Portfolio generally intends to make the distributions that would be required to avoid the imposition of such tax if it were to apply, provided that such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Capital Loss Carryovers

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, a Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.

A Portfolio may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. The Portfolio must apply such carryforwards first against gains of the same character.

Taxation of Portfolio Investments

If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Portfolio should recognize, (3) when a Portfolio may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency, are subject to Section 988 of the Code. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.

A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.

If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction is subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. Corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.

Income, gain and proceeds received by a Portfolio from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting variable contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding variable contracts.

Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As noted above, certain of the ETFs and MLPs in which a Portfolio may invest may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio’s investment therein. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.

Passive foreign investment companies (each, a “PFIC”) are generally defined as any foreign corporation that derives at least 75% of its gross income for its taxable year from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or where at least 50% of such corporation’s assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.

The Subsidiaries

Certain of the Portfolios intend to invest a portion of their assets in a wholly-owned subsidiary of the applicable Portfolio (as previously defined, each a “Subsidiary” and collectively the “Subsidiaries”), which will be classified as corporations for U.S. federal tax purposes. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. Each Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business. Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

Each Subsidiary will be treated as a “controlled foreign corporation” (“CFC”). The Portfolio will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, a Portfolio will be required to include in its gross income all of the Subsidiary’s “subpart F income” whether or not such income is distributed to the Portfolio. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. The Subsidiary may be required to sell investments in order to make such cash payments, including at a time when it may be not advantageous to do so. Accordingly, such cash payments may temporarily limit the Subsidiary’s or the applicable Portfolio’s ability to pursue its respective investment strategy. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Portfolio, and is not permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Portfolio of the Subsidiary’s “subpart F income” will increase the Portfolio’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Portfolio will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Portfolio’s tax basis in the Subsidiary.

Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as a Subsidiary) of a Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including the Insurance Companies, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the Insurance Companies that own shares in a Portfolio through their Separate Accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations for Separate Accounts of the Insurance Companies

Under the Code, if the investments of a segregated asset account, such as the Separate Accounts of the Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the Separate Account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.

In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. Government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. In particular, (i) if the beneficial interests in the regulated investment company or partnership are held by one or more segregated asset accounts of one or more insurance companies, and (ii) if public access to such regulated investment company or partnership is available exclusively through the purchase of a variable contract, then a segregated asset account’s beneficial interest in the regulated investment company or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the regulated investment company or partnership are also held by Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying regulated investment companies or partnerships that themselves are owned exclusively by insurance company separate accounts or Other Eligible Investors, the assets of those underlying regulated investment companies or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio. Except as described below, the Portfolios, Underlying Portfolios, Underlying American Funds and the Master Fund will be owned exclusively by such insurance company separate accounts and Other Eligible Investors.

The Trusts intend that each of the Portfolios will qualify as a regulated investment company under the Code. The Trusts also intend to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding Separate Accounts to be “adequately diversified.” In addition, the Trusts intend that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in each Portfolio’s shares to Separate Accounts of the Insurance Companies. Accordingly, the Trusts intend that each Insurance Company, through its Separate Accounts, will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Contracts underlying a Separate Account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.

Each of the ETF Portfolios and the BlackRock Global Tactical Strategies Portfolio will invest primarily in Underlying ETFs, and the American Allocation Portfolios may invest in Underlying American Funds, investment companies and ETFs. Certain of such Underlying ETFs, Underlying American Funds, investment companies and ETFs may be owned in part by persons other than those permitted to own interests under the look-through rules of Section 817(h) of the Code (each such entity that is so owned, a “Non-Qualified Underlying Entity”). Shares of a Non-Qualified Underlying Entity will be considered a single “asset” for purposes of the 817(h) diversification requirements discussed above, and each Portfolio investing in a Non-Qualified Underlying Entity will need ensure that no more than 55% of its assets are represented by shares of one such Non-Qualified Underlying Entity, no more than 70% by any two Non-Qualified Underlying Entities, no more than 80% by any three Non-Qualified Underlying Entities and no more than 90% by any four Non-Qualified Underlying Entities, so that the Portfolio will meet the diversification requirements of Section 817(h).

Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the Insurance Companies issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of a Separate Account may cause the holder, rather than the Insurance Company, to be treated as the owner of the assets held by the Separate Account. If the holder is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a Separate Account. Contract holders should consult with the Insurance Company that issued their Contract, and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Portfolio.

Certain Shareholder Reporting and Withholding Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” (if any), on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a Portfolio investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.

Special Considerations for Contract Holders and Plan Participants

The foregoing discussion does not address the tax consequences to Contract holders of an investment in a Contract. Contract holders investing in a Portfolio through a Separate Account are urged to consult with their Insurance Company and their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.

DESCRIPTION OF THE TRUSTS

Organization of Trust I

Trust I is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust I is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012, as amended. Trust I is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Trust I is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of Trust I, effective May 1, 2006.

Beneficial Interests in Trust I

The beneficial interests in Trust I are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust I permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust I have established and designated 45 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust I, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust I. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The assets received from the sale of shares of a Trust I Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust I Portfolio are required to be segregated on Trust I’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust I Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust I Portfolio will be allocated by or under the direction of the Trustees of Trust I in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust I Portfolio and the other Trust I Portfolios. In the unlikely event that any Trust I Portfolio has liabilities in excess of its assets, the other Trust I Portfolios may be held responsible for the excess liabilities.

Each Trust I Portfolio is classified under the 1940 Act as “diversified” except AQR Global Risk Balanced Portfolio, Brighthouse/Templeton International Bond Portfolio, Loomis Sayles Growth Portfolio, PanAgora Global Diversified Risk Portfolio and SSGA Emerging Markets Enhanced Index Portfolio, each of which is non-diversified. As of May 1, 2020, Loomis Sayles Growth Portfolio expects that it will act as a diversified portfolio under the 1940 Act, although it has the ability to act as a non-diversified Portfolio, to the extent consistent with Rule 13a-1.

Trust I is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Trust I Portfolio. The Summary Prospectus and Prospectus for each Trust I Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust I Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust I’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust I Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust I.

Control Persons and Principal Holders of the Shares of Trust I

Trust I continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2021, 100% of the outstanding voting securities of Trust I were owned by separate accounts of Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, Metropolitan Tower Life Insurance Company and/or Brighthouse Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2021, Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, Metropolitan Tower Life Insurance Company and Brighthouse Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust I. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.

As of March 31, 2021, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust I Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust I, One Financial Center, Boston, Massachusetts 02111.

Trust I Portfolio—Class	Percentage of Class
American Funds® Moderate Allocation—Class B
Richard Pierson IRREV Trust DTD 2 10 11	12.69%
Pierson Business Continuation Partnership .	14.01%
Frank M. Eaton . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.74%
Brighthouse/Artisan International—Class B
Janice A. Stengel .	15.52%
Edward Jones CUST FBO Hugh Kiel	13.98%
Kenneth T. Parker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10.09%
Irvin Ford . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9.73%
Anne K. Renkly .	8.58%
John S. Siciliano	6.92%
Elizabeth L. Daniels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.90%
Josephine B. Hooper .	5.73%
Rebecca Miller Hershberger	5.38%
Harris Oakmark International—Class E
Gloria E. Kirwan	8.33%
SSGA Growth ETF—Class A
Mike Yancey	7.54%

Organization of Trust II

Trust II is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust II is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012, as amended. Effective April 30, 2012, each series (each, a “Maryland Portfolio”) of Metropolitan Series Fund, Inc., a Maryland corporation (the “Maryland Fund”), transferred all of its assets and liabilities to a corresponding Trust II Portfolio of Trust II in exchange for shares of such Portfolio (“Reorganization Shares”) pursuant to an Agreement and Plan of Reorganization that was approved by the Board of Directors and the shareholders of the Maryland Fund. Each Maryland Portfolio thereafter distributed the Reorganization Shares to its shareholders in complete liquidation of the Maryland Portfolio. Each Trust II Portfolio succeeded to the accounting and performance histories of its corresponding Maryland Portfolio. Therefore, any such historical information provided for each Trust II Portfolio of Trust II is that of the corresponding Maryland Portfolio. Trust II assumed the Maryland Fund’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act on April 30, 2012.

The Maryland Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as a corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Maryland Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Ultra-Short Term Bond Portfolio, Jennison Growth Portfolio, Loomis Sayles Small Cap Core Portfolio, Brighthouse/Artisan Mid Cap Value Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio, MFS® Total Return Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio was formerly a series of the New England Zenith Fund.

On April 28, 2008, MFS® Value Portfolio succeeded to the operations of the MFS® Value Portfolio (the “Trust I MFS® Value Predecessor”), a former series of Trust I. On May 1, 2006, the Trust I MFS® Value Predecessor succeeded to the operations of the MFS® Value Portfolio, a former series of the Travelers Series Trust, which was a Massachusetts business trust.

Beneficial Interests in Trust II

The beneficial interests in Trust II are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust II permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust II have established and designated 29 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust II, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust II. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The assets received from the sale of shares of a Trust II Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust II Portfolio are required to be segregated on Trust II’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust II Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust II Portfolio will be allocated by or under the direction of the Trustees of Trust II in such manner as the

Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust II Portfolio and the other Trust II Portfolios. In the unlikely event that any Trust II Portfolio has liabilities in excess of its assets, the other Trust II Portfolios may be held responsible for the excess liabilities.

Each Trust II Portfolio is classified under the 1940 Act as “diversified”.

Trust II is authorized to issue six classes of shares (Class A, Class B, Class D, Class E, Class F and Class G) on behalf of each Trust II Portfolio. The Summary Prospectus and Prospectus for each Trust II Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust II Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust II’s distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust II Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust II.

Control Persons and Principal Holders of the Shares of Trust II

Trust II continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2021, 100% of the outstanding voting securities of Trust II were owned by separate accounts of Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, and/or Metropolitan Tower Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2021, Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, and Metropolitan Tower Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust II. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.

As of March 31, 2021, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust II Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust II, One Financial Center, Boston, Massachusetts 02111.

Trust II Portfolio—Class	Percentage of Class
MetLife Stock Index—Class G
Gloria E. Kirwan	30.76%
MFS® Total Return—Class E
Christine E. Stiefel	8.89%
T. Rowe Price Large Cap Growth—Class E
David R. Dixon	6.59%
T. Rowe Price Small Cap Growth—Class G
Jon M. Siebert	6.71%
Kurt Snyder	5.30%

Shareholder Meetings and Voting Rights

Neither Trust I nor Trust II is required to hold annual meetings of shareholders and neither expects to do so. For certain purposes, a Trust is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Trustees of a Trust when less than a majority of the Trustees have been elected by shareholders. Shareholders of each Portfolio of a Trust vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions that affect only their particular Portfolio. Shareholders of each Portfolio of a Trust vote by class as to matters, such as approval of or amendments to a plan adopted pursuant to Rule 12b-1 that affects only their particular class.

Under the Amended and Restated Agreement and Declaration of Trust of each Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote. Cumulative voting is not permitted in the election of Trustees of a Trust.

Under the Amended and Restated Agreement and Declaration of Trust of each Trust, the Trustees may terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Separate accounts established by the insurance companies are the legal owners of the Portfolios’ shares, and have the right to vote those shares. Owners of the variable life insurance policies and/or variable annuity contracts issued by the insurance companies have the right to instruct the insurance companies how to vote the shares of the Portfolios that are attributable to the owners’ contracts. Although Contract owners are not directly shareholders of the Portfolios, they have this right because some or all of their contract value is invested, as provided by their contracts, in one or more Portfolios. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with voting instructions received from owners of the contracts issued by that separate account. The number of shares as to which voting instructions may be given under a contract is determined by the number of full and fractional shares of a Portfolio held in a separate account with respect to that particular contract. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All shares of a Portfolio held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions received.

Application of CFTC Rules to the Portfolios

The Adviser is registered with the CFTC as a commodity pool operator (“CPO”). However, with respect to the Trust I Portfolios, except those Trust I Portfolios set forth below, and the Trust II Portfolios, (collectively, the “Excluded Pools”), the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO)”) under the CEA pursuant to CFTC Rule 4.5 (the “Exclusion”). Therefore the Adviser, with respect to the Excluded Pools, is not subject to registration or regulation as a pool operator under the CEA.

To qualify for the Exclusion, the Excluded Pools are limited in their ability to use certain derivatives, such as futures, certain options, and swaps. If a Portfolio’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser would be subject to regulation as a CPO with respect to the Portfolio, and the Adviser would be required to comply with applicable CFTC regulations with respect to the Portfolio. Compliance with CFTC regulations may increase the Portfolio’s operating expenses.

With respect to each of the following Trust I Portfolios (the “Pools”), the Adviser is registered as a CPO with the CFTC: AB Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio.

The Adviser, with respect to the Pools, is subject to regulation by the CFTC under the CEA. Consequently, the Adviser, with respect to the Pools, is required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the Portfolios and the Adviser by the SEC. In August of 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements.

With respect to the Pools, the Adviser has elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements through compliance with applicable SEC requirements. Similarly, if the Adviser no longer qualifies for the Exclusion with respect to an Excluded Pool, it is anticipated that the Adviser would elect to comply with certain CFTC disclosure, reporting, and recordkeeping requirements with respect to such Portfolio through its compliance with applicable SEC requirements.

Monitoring for Material Irreconcilable Conflicts

Currently, shares of the Trusts are available only to separate accounts of insurance companies, including insurance companies affiliated with BIA, as an investment vehicle for variable life insurance or variable annuity products. Shares of the Trusts may be offered to other separate accounts of other insurers in the future.

A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with an exemptive order issued by the SEC, each Trust’s Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with Brighthouse Life Insurance Company. Such events might include changes in state insurance law or U.S. federal income tax law, changes in investment management of any Portfolio of a Trust or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with a Trust, each insurance company investing in the Trust is responsible for monitoring and reporting any such conflicts to the Trust and for proposing and executing any necessary remedial action. The Board of Trustees of each Trust has an obligation to determine whether such proposed action adequately remedies any such conflicts.

FINANCIAL STATEMENTS

The financial statements of the Trust I Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust I Portfolios’ independent registered public accounting firm, all of which are included in the Annual Reports of Trust I for the fiscal year ended December 31, 2020 and as filed with the SEC on March 5, 2021 (SEC Accession No. 0001193125-21-071373), are all incorporated by reference herein and are legally considered to be a part of this SAI. The financial statements of the Trust II Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust II Portfolios’ independent registered public accounting firm, all of which are included in the Annual Reports of Trust II for the fiscal year ended December 31, 2020 and as filed with the SEC on March 5, 2021 (SEC  Accession No. 0001193125-21-071374), are all incorporated by reference herein and are legally considered to be a part of this SAI.

DISCLAIMER ABOUT MSCI INDEX

THE METLIFE MSCI EAFE® INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES WITH RESPECT TO THE PORTFOLIO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX A — DESCRIPTION OF SECURITY RATINGS

Moody’s Investors Service, Inc.

Global Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Ratings

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated “Prime-1” have a superior ability to honor short-term operating obligations.

P-2

Issuers (or supporting institutions) rated “Prime-2” have a strong ability to honor short-term debt operating obligations.

P-3

Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to honor short-term obligations.

NP

Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the financial obligation, and the imputed promise; and

•

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation, are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR

This indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated that the rating was contingent upon S&P Global Ratings receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch Ratings, Inc.

Corporate Finance Obligations

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA: Highest credit quality

“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality

“AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality

“A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

“BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative

“BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative

“B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment†.

CCC: Substantial credit risk

“CCC” ratings indicate that default is a real possibility†.

CC: Very high levels of credit risk

“CC” ratings indicate default of some kind appears probable†.

C: Exceptionally high levels of credit risk

“C” indicates a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.

Note:

The ratings of corporate finance obligations are linked to the IDRs (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g., in respect of certain hybrid securities). For details on Recovery Ratings, please see the section Recovery Ratings below. For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

The table below provides a summary of the possible interpretations of low speculative grade obligations ratings in corporate finance, differentiated by performing obligations and non-performing obligations or issuers. The table below does not apply to DIP issue ratings.

Long-Term IDR
Distressed and defaulted issuers
	B+	B	B-	CCC+	CCC	CCC-	CC	C/RD/D
RR1	BB+	BB	BB-	B+	B	B-	CCC+	CCC
RR2	BB	BB-	B+	B	B-	CCC+	CCC	CCC-
RR3	BB-	B+	B	B-	CCC+	CCC	CCC-	CC
RR4	B+	B	B-	CCC+	CCC	CCC-	CC	C
RR5	B	B-	CCC+	CCC	CCC-	CC	C	C
RR6	B-	CCC+	CCC	CCC-	CC	C	C	C

Assumes no incremental non-performance risk in instrument rating relative to the IDR.

Corporate finance defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding Recovery Prospects Given Default

“RR1” rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2: Superior Recovery Prospects Given Default

“RR2” rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3: Good Recovery Prospects Given Default

“RR3” rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4: Average Recovery Prospects Given Default

“RR4” rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5: Below Average Recovery Prospects Given Default

“RR5” rated securities have characteristics consistent with securities historically recovering 11%–30% of current principal and related interest.

RR6: Poor Recovery Prospects Given Default

“RR6” rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk

Default is a real possibility.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Trusts:

Brighthouse Funds Trust I

Brighthouse Funds Trust II

Adviser:

Brighthouse Investment Advisers, LLC

Subadviser:

PanAgora Asset Management, Inc.

Compliance Program

BRIGHTHOUSE FUNDS:

Brighthouse Funds Trust I

Brighthouse Funds Trust II

Proxy Voting Policies and Procedures

POLICY:

BIA serves as the investment adviser to the Trusts’ Portfolios. BIA is responsible for the selection and ongoing monitoring of the Subadvisers who provide the day-to-day portfolio management for each Portfolio, with the exception of the (i) Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (collectively, the “Brighthouse Asset Allocation Portfolios”); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the “American Funds Allocation Portfolios” and together with the “Brighthouse Asset Allocation Portfolios,” the “Asset Allocation Portfolios”); and (iii) American Funds Growth Portfolio (the “American Funds Master-Feeder Portfolio”), for which BIA is responsible for portfolio management. The Asset Allocation Portfolios are each referred to below as a “Fund-of-Funds” and collectively, as the “Funds of Funds.”

The Trusts have delegated the proxy voting responsibilities with respect to each Portfolio, except for the Funds-of-Funds and the American Funds Master-Feeder Portfolio, to the applicable Subadvisers. The primary focus of the Trusts’ proxy voting program, therefore, is to seek to ensure that the Subadvisers have adequate proxy voting policies and procedures in place and to monitor each Subadviser’s compliance with these policies and procedures. The Trusts are committed to ensuring that proxies relating to the securities held in the Portfolios are voted in the best interests of the Trusts’ shareholders. The following procedures have been established to implement the Trusts’ proxy voting program. These policies and procedures may be amended from time-to-time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

PROCEDURES:

As part of its ongoing due diligence and compliance responsibilities, BIA shall seek to ensure that each Subadviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. BIA Compliance shall review each Subadviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Subadviser to manage a Portfolio and monitor the implementation of each Subadviser’s proxy voting policies and procedures as part of our Subadviser oversight (at least annually).

Voting of Proxies

All Portfolios (except the Funds-of-Funds and the American Funds Master-Feeder Portfolio)	If a Portfolio, other than a Fund-of-Funds or the American Funds Master-Feeder Portfolio, receives a proxy with respect to a holding in that Portfolio, such proxy shall be voted by the Subadviser in accordance with its proxy voting policies and procedures.

Funds-of-Funds

BIA serves as the sole investment adviser to:

1.  Brighthouse Asset Allocation Portfolios, each of which invests in other portfolios of the Trusts (the “Brighthouse Underlying Portfolios”); and

2.  American Funds Asset Allocation Portfolio, which invests in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”);

Brighthouse Underlying Portfolios and the American Funds Underlying Portfolios are each referred to below as an “Underlying Portfolio” and collectively, as the “Underlying Portfolios.”

If a Fund-of-Funds receives a proxy relating to one of the Underlying Portfolios of which it holds shares, BIA on behalf of the Fund-of-Funds, shall vote such proxy in the same proportion as the vote of other contract owners of the Underlying Portfolio with respect to a particular proposal.

American Funds Master-Feeder Portfolio	The American Funds Master-Feeder Portfolio (“Feeder Fund”) invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”).[1] Each Trust has delegated the proxy voting responsibilities with respect to the Feeder Fund to BIA. When the Feeder Fund receives a proxy from its corresponding Master Fund, BIA on behalf of the Feeder Fund shall vote the shares in the same proportion as the vote of other shareholders of the Master Fund with respect to a particular proposal.

Subadvisers’ Proxy Voting Policies and Procedures

Each Subadviser shall be required to maintain proxy voting policies and procedures that satisfy the following elements:

A)

Written Policies and Procedures: The Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide copies of such policies and procedures to the Trusts and BIA upon request.

B)	Fiduciary Duty: The Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes client securities in the best interest of its clients.

C)

Conflicts of Interest: The Subadviser’s policies and procedures must include appropriate procedures to identify and resolve, as necessary, all material proxy-related conflicts of interest between the Subadviser (including its affiliates) and its clients before voting client proxies.

[1]

If the American Funds Master-Feeder Portfolio no longer invests its assets in a Master Fund, BIA would be the investment adviser to the Portfolio pursuant to a stand-by advisory agreement approved by the Board.

D)

Voting Guidelines: The Subadviser’s policies and procedures must address with reasonable specificity how the Subadviser shall vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E)

Monitoring Proxy Voting: The Subadviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F)

Record Retention and Inspection: The Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadviser must provide to the Trusts and BIA such information and records with respect to proxies relating to the Trusts’ Portfolio securities as required by law (e.g., in connection with the Trusts’ annual filings on Form N-PX) and as the Trusts or BIA may reasonably request.

RESPONSIBILITY:

Disclosure of Trusts’ Proxy Voting Policies and Procedures and Voting Record

BIA, on behalf of the Trusts, shall take reasonable steps as necessary to seek to ensure that each Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. BIA Legal (including, at its option, through third-party service providers) shall monitor the implementation of the Trusts’ proxy policy and procedures to reasonably ensure that the actual proxy voting record of BIA and the Subadvisers with respect to the Trusts’ portfolio securities are collected, processed and filed with the SEC and delivered to the Trusts’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

Reports to Trusts’ Board

BIA Legal shall periodically (but not less frequently than annually) report to the Board with respect to the Trusts’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of BIA and the Subadvisers with respect to the Portfolio securities of each Trust, and any other information requested by the Board.

EFFECTIVE AS OF:    May 22, 2012

AMENDED AS OF:      April 29, 2013; January 3, 2017; April 1, 2020

Compliance Program

BRIGHTHOUSE INVESTMENT ADVISERS, LLC (“BIA”)

Proxy Voting Policy

POLICY: It is BIA’s policy to seek to ensure that proxies are voted in the best interests of its clients. Brighthouse Funds Trust I and Brighthouse Funds Trust II (together, the “Trusts”) believe that each Subadviser who performs investment advisory services for a Trust Portfolio is in the best position and has the necessary information to vote proxies in the best interest of a Portfolio and its shareholders, subject to the continuing oversight of the Board and BIA.

PROCEDURES:

For all Portfolios other than the Asset Allocation Portfolios, the American Funds Allocation Portfolios, and the American Funds Master-Feeder Portfolio,

•	Each Subadviser’s proxy voting policies and procedures must satisfy at a minimum the following requirements:

•

Written policies and procedures. Each Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and provide BIA with copies of such policies and procedures (or a summary thereof) for inclusion as an exhibit to the Trusts’ statement of additional information.

•	Fiduciary duty. Each Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes securities in the best interests of its clients.

•

Conflicts of interest. Each Subadviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadviser (including such Subadviser’s affiliates) and its clients before voting client proxies.

•	Voting guidelines. Each Subadviser’s policies and procedures must address how the Subadviser will vote proxies and what factors it will take into account when voting on particular types of matters.

•	Monitoring proxy voting. Each Subadviser must have an established system that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

•

Record retention and inspection. Each Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Subadviser must provide to BIA such information and records with respect to proxies relating to the Fund’s Portfolio securities as BIA may reasonably request.

For the Asset Allocation Portfolios, the American Funds Allocation Portfolio, and the American Funds Master-Feeder Portfolio,

•

BIA serves as the sole investment adviser to the Asset Allocation Portfolios (a “Fund of Funds”), each of which invests in other Trust Portfolios (“Underlying Portfolios”). The Trusts have delegated the proxy voting responsibilities with respect to each of the Portfolios to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each of the portfolios to the applicable portfolio adviser.

BIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

•

BIA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a “Fund-of-Funds”), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”). The Trusts’ have delegated the proxy voting responsibilities with respect to each of the Portfolios to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each of the Portfolios to the applicable Portfolio adviser. BIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund-of-Funds in the best interest of the shareholders.

•

BIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolio, (a “Feeder Fund”), which invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”). The Trusts have delegated the proxy voting responsibilities with respect to the Feeder Fund Portfolio to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to the Feeder Fund Portfolio to the applicable Portfolio adviser. BIA will vote proxies relating to the shares of the Master Funds held by the Feeder Fund in the best interest of the shareholders.

RESPONSIBILITY: BIA Legal and BIA Compliance shall obtain each Subadviser’s proxy voting policies and procedures (or the summary thereof) as set forth above.

REQUIREMENTS:

•

Rule 206(4)-6 under the Advisers Act requires registered investment advisers (including subadvisers) that exercise voting authority with respect to client securities to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients; (b) disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and (c) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

•

Rule 30b1-4 under the 1940 Act requires funds to file an annual report on Form N-PX not later than August 31 of each year, containing the fund’s proxy voting record for the most recent twelve-month period ended June 30.

•

Item 17(f) of Form N-1A requires a fund to describe the policies and procedures of its investment adviser(s) that the fund uses, or that are used on the fund’s behalf, to determine how to vote proxies relating to portfolio securities.

ADOPTED:    September 15, 2004

REVISED:      May 1, 2005; May 1, 2009; June 19, 2009; April 29, 2013; January 3, 2017

PROXY VOTING POLICY DISCLOSURE

PanAgora Asset Management, Inc.

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part 2A of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner. PanAgora’s Chief Compliance Officer has instituted a process for oversight of the third party proxy agent, including sampling of votes to ensure compliance with PanAgora’s policy, onsite visits to the agent and review of the agent’s policies and procedures and potential conflicts of interest.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Finally, as discussed above, PanAgora reviews the policies and procedures of its proxy voting agent to seek to identify and address conflicts and potential conflicts of interest that may arise. If and to the extent such a conflict is identified, PanAgora will work with the agent to ensure that the conflict is appropriately addressed and that PanAgora’s proxies are voted in accordance with its proxy voting policy in the best interest of its clients.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

APPENDIX C

Portfolio Managers

The Adviser and Subadvisers have provided the Trusts with the following information regarding each Portfolio’s portfolio managers identified in the Trusts’ Prospectuses. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2020 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account, if any. Below each table, the Adviser and/or Subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Adviser and Subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2020.

Other than as set forth below, as of December 31, 2020, no portfolio manager identified in the Trusts’ Prospectuses beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

AB Global Dynamic Allocation Portfolio and AB International Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel Loewy, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	90	$15,095,000,000	0	N/A
	Other Pooled Investment Vehicles	271	$44,169,000,000	0	N/A
	Other Accounts	84	$12,818,000,000	1	$8,000,000
Alexander Barenboym, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	80	$14,246,000,000	0	N/A
	Other Pooled Investment Vehicles	29	$646,000,000	0	N/A
	Other Accounts	14	$285,000,000	1	$8,000,000
Caglasu Altunkopru, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	75	$14,076,000,000	0	N/A
	Other Pooled Investment Vehicles	23	$604,000,000	0	N/A
	Other Accounts	14	$285,000,000	1	$8,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Christian DiClementi, AB International Bond Portfolio	Registered Investment Companies	3	$283,000,000	0	N/A
	Other Pooled Investment Vehicles	24	$4,414,000,000	0	N/A
	Other Accounts	24	$8,647,000,000	1	$1,528,000,000

Scott DiMaggio, CFA, AB International Bond Portfolio	Registered Investment Companies	15	$13,682,000,000	0	N/A
	Other Pooled Investment Vehicles	56	$3,903,000,000	0	N/A
	Other Accounts	44	$16,859,000,000	1	$1,374,000,000

Matthew Sheridan, CFA, AB International Bond Portfolio	Registered Investment Companies	17	$20,304,000,000	0	N/A
	Other Pooled Investment Vehicles	84	$55,104,000,000	0	N/A
	Other Accounts	31	$13,896,000,000	1	$1,374,000,000

Material Conflicts of Interest

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Portfolio Manager Compensation

AllianceBernstein’s compensation program for portfolio managers is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of restricted grants of the firm’s equity units, and award recipients have the ability to receive a portion of their awards in deferred cash. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen. Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion)

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kristi Slavin,	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Victor Soto,	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

James Mason	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolios, on the one hand, and other accounts managed by the portfolio managers (if any), on the other. For example, if a portfolio manager’s compensation or BIA’s profitability is more dependent on certain accounts, the portfolio manager or BIA may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise between the investment strategies of the Portfolios and other accounts (if any), including regarding the allocation of limited investment opportunities.

Compensation

The portfolio managers for the Portfolios are compensated following Brighthouse’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including Brighthouse-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios. All employees are eligible for participation in Brighthouse’s retirement plan, which applies to all company employees.

The portfolio managers who are officers of Brighthouse are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of Brighthouse are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in Brighthouse’s long-term performance as well as providing such employees with an opportunity for significant financial gain when Brighthouse experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of Brighthouse stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

AQR Global Risk Balanced Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael A. Mendelson, M.B.A., S.M.	Registered Investment Companies	3	$1,566,272,993	0	N/A
	Other Pooled Investment Vehicles	21	$10,129,213,802	19	$9,349,150,764
	Other Accounts	1	$342,589,975	0	N/A

Yao Hua Ooi	Registered Investment Companies	12	$5,003,994,070	0	N/A
	Other Pooled Investment Vehicles	26	$11,153,862,962	24	$10,373,799,925
	Other Accounts	1	$342,589,975	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

John J. Huss	Registered Investment Companies	3	$1,566,272,993	0	N/A
	Other Pooled Investment Vehicles	21	$12,912,234,129	19	$12,132,171,091
	Other Accounts	1	$342,589,975	0	N/A

Ronen Israel, M.A.	Registered Investment Companies	42	$19,695,987,411	1	$134,631,348
	Other Pooled Investment Vehicles	29	$8,876,574,792	26	$7,281,931,211
	Other Accounts	30	$18,546,081,913	11	$7,509,923,810

Lars N. Nielsen, M.Sc.	Registered Investment Companies	39	$18,899,424,962	1	$134,631,348
	Other Pooled Investment Vehicles	29	$8,876,574,792	26	$7,281,931,211
	Other Accounts	30	$18,546,081,913	11	$7,509,923,810

Material Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Portfolio, including other accounts of AQR Capital Management, LLC (“AQR”), or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Portfolio can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

A number of potential conflicts of interest may arise as a result of AQR’s or the portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Portfolio and other accounts, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Portfolio and other accounts may be reduced in AQR’s discretion. The Portfolio may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Portfolio’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Portfolio and other accounts.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Portfolio. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Portfolio and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts or the Portfolio may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Portfolio from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Portfolio.

To the extent that the Portfolio holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Portfolio and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Portfolio may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Portfolio may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Portfolio’s best economic interests to do so. The Portfolio may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Portfolio to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Portfolio and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Portfolio that it would otherwise recommend, subject to AQR’s then current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Portfolio’s performance.

AQR and the Portfolio’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Portfolio and other accounts and that are designed to ensure that all accounts, including the Portfolio, are treated fairly and equitably over time.

Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Baillie Gifford International Stock Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Angus Franklin	Registered Investment Companies	4	$6,057,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$392,000,000	0	N/A
	Other Accounts	30	$14,698,000,000	5	$3,033,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Jenny Davis	Registered Investment Companies	4	$6,057,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$392,000,000	0	N/A
	Other Accounts	30	$14,698,000,000	5	$3,033,000,000

Tom Walsh	Registered Investment Companies	4	$6,057,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$392,000,000	0	N/A
	Other Accounts	30	$14,698,000,000	5	$3,033,000,000

Material Conflicts of Interest

Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Baillie Gifford International Stock Portfolio and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

For employees, a portfolio manager’s compensation generally consists of base salary, annual bonus, and payments under Baillie Gifford’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Jenny Davis and Tom Walsh are employees of Baillie Gifford & Co.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analysis.

A portfolio manager’s annual bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. In regard to the investment strategy followed for the Baillie Gifford International Stock Portfolio, investment performance is measured over five years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis. Senior staff may also be eligible to receive an additional deferred bonus.

Angus Franklin is a partner of Baillie Gifford & Co. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.

BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio and BlackRock Ultra-Short Term Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bob Miller, BlackRock Bond Income Portfolio	Registered Investment Companies	18	$76,890,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$22,330,000,000	1	$2,700,000,000
	Other Accounts	16	$4,920,000,000	6	$3,070,000,000

Rick Rieder, BlackRock Bond Income Portfolio	Registered Investment Companies	20	$109,300,000,000	0	N/A
	Other Pooled Investment Vehicles	37	$43,670,000,000	7	$3,270,000,000
	Other Accounts	24	$10,610,000,000	7	$7,840,000,000

David Rogal, BlackRock Bond Income Portfolio	Registered Investment Companies	10	$68,060,000,000	0	N/A
	Other Pooled Investment Vehicles	10	$19,100,000,000	0	N/A
	Other Accounts	3	$124,000,000	0	N/A

Philip Green, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	19	$10,650,000,000	0	N/A
	Other Pooled Investment Vehicles	30	$9,220,000,000	3	$418,900,000
	Other Accounts	9	$6,000,000,000	4	$1,810,000,000

Michael Pensky, CFA, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	17	$7,690,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$3,690,000,000	3	$418,900,000
	Other Accounts	0	N/A	0	N/A

Lawrence Kemp, BlackRock Capital Appreciation Portfolio	Registered Investment Companies	12	$32,450,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$2,780,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Philip Ruvinsky BlackRock Capital Appreciation Portfolio	Registered Investment Companies	13	$32,460,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$2,990,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James Keenan, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	21	$41,940,000,000	0	N/A
	Other Pooled Investment Vehicles	30	$16,850,000,000	0	N/A
	Other Accounts	20	$10,190,000,000	6	$1,380,000,000

Mitchell Garfin, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	24	$44,450,000,000	0	N/A
	Other Pooled Investment Vehicles	23	$14,700,000,000	0	N/A
	Other Accounts	55	$16,260,000,000	5	$1,250,000,000

Derek Schoenhofen, BlackRock High Yield Portfolio	Registered Investment Companies	7	$31,130,000,000	0	N/A
	Other Pooled Investment Vehicles	10	$11,560,000,000	0	N/A
	Other Accounts	3	$182,900,000	0	N/A

David Delbos, BlackRock High Yield Portfolio	Registered Investment Companies	24	$41,050,000,000	0	N/A
	Other Pooled Investment Vehicles	21	$14,750,000,000	0	N/A
	Other Accounts	54	$16,490,000,000	5	$1,250,000,000

Richard Mejzak, CFA, BlackRock Ultra-Short Term Bond Portfolio	Registered Investment Companies	23	$454,900,000,000	0	N/A
	Other Pooled Investment Vehicles	27	$151,000,000,000	1	$50,000
	Other Accounts	119	$52,450,000,000	0	N/A

Eric Hiatt, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	7	$98,160,000,000	0	N/A
	Other Pooled Investment Vehicles	25	$146,700,000,000	1	$50,000
	Other Accounts	39	$17,880,000,000	0	N/A

Edward C. Ingold, CFA, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	11	$88,590,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$73,260,000,000	0	N/A
	Other Accounts	1	$151,200,000	0	N/A

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Delbos, Garfin, Keenan, Miller, Rieder, Rogal and Schoenhofen

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Benchmark
David Delbos Mitchell Garfin James Keenan Derek Schoenhofen	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Bob Miller Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation — Messrs. Kemp and Ruvinsky

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are: Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; and S&P 500 Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Messrs. Hiatt, Ingold and Mejzak

Generally, discretionary incentive compensation for the Cash Management portfolio managers is not formulaic and is a function of several components, including but not limited to: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management, the individual’s performance and contribution to the overall performance of these portfolios and BlackRock and the individual’s non-financial goals and objectives. Among other things, a subjective determination is made with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. The performance of Messrs. Hiatt, Ingold and Mejzak is not measured against a specific benchmark. Although the framework for compensation decision-making is tied to financial performance, significant discretion is used to determine individual compensation based on achievement of strategic and operating results and other considerations such as management and leadership capabilities.

In determining specific individual compensation amounts, a number of factors are considered including non-financial goals and objectives and overall financial and investment performance. These results are viewed in the aggregate without any specific weighting, and there is no direct correlation between any particular performance measure and the resulting annual incentive award.

Discretionary Incentive Compensation — Messrs. Green and Pensky

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. The performance of Messrs. Green and Pensky is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Ingold, the portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit $28,000 for 2019. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Devan Kaloo	Registered Investment Companies	7	$8,092,100,000	0	N/A
	Other Pooled Investment Vehicles	22	$10,595,060,000	0	N/A
	Other Accounts	20	$7,131,040,000	3	$689,480,000

Joanne Irvine	Registered Investment Companies	7	$8,092,100,000	0	N/A
	Other Pooled Investment Vehicles	22	$10,595,060,000	0	N/A
	Other Accounts	20	$7,131,040,000	3	$689,480,000

Kristy Fong, CFA	Registered Investment Companies	5	$991,440,000	0	N/A
	Other Pooled Investment Vehicles	57	$22,496,310,000	0	N/A
	Other Accounts	45	$16,017,650,000	12	$3,585,230,000

Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen Standard Investments believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen Standard Investments has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen Standard Investments based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen Standard Investments or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen Standard Investments may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen Standard Investments that the benefits from the Aberdeen Standard Investments organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen Standard Investments has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation

Aberdeen Standard Investments’ remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen Standard Investments operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen Standard Investments’ policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen Standard Investments’ employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen Standard Life determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen Standard Investments has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen Standard Investments’ sustained performance and, in respect of the deferral into funds, managed by Aberdeen Standard Investments, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen Standard Investments, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen Standard Investments takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen Standard Investments also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Standard Investments environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen Standard Investments’ dynamic compliance monitoring system.

In rendering investment management services, Aberdeen Standard Investments may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of Aberdeen Standard Investments. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Investment Advisers Act of 1940 (as amended), and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which Aberdeen Standard Investments does business or has clients. No remuneration is paid by the Portfolio with respect to the MOU/personnel sharing arrangements.

Brighthouse/Artisan International Portfolio and Brighthouse/Artisan Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Thomas A. Reynolds IV, Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$5,400,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$3,800,000	0	N/A
	Other Accounts	4	$799,000,000	1	$562,200,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel L. Kane, Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$5,400,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$3,800,000	0	N/A
	Other Accounts	4	$799,000,000	1	$562,200,000

Craig Inman, CFA Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	3	$5,400,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$3,800,000	0	N/A
	Other Accounts	4	$799,000,000	1	$562,200,000

Mark L. Yockey, CFA Brighthouse/Artisan International Portfolio	Registered Investment Companies	3	$10,400,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,100,000,000	0	N/A
	Other Accounts	32	$9,800,000,000	2	$1,100,000,000

Charles-Henri Hamker, Brighthouse/Artisan International Portfolio	Registered Investment Companies	3	$10,400,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,100,000,000	0	N/A
	Other Accounts	32	$9,800,000,000	2	$1,100,000,000

Andrew J. Euretig, Brighthouse/Artisan International Portfolio	Registered Investment Companies	3	$10,400,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,100,000,000	0	N/A
	Other Accounts	32	$9,800,000,000	2	$1,100,000,000

Material Conflicts of Interest

Artisan Partners’ portfolio managers manage portfolios for multiple clients within their respective strategies. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolio and its shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each strategy managed by Artisan Partners are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners’ clients.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or shortselling) or certain markets (for example, India) which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Portfolio.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy will invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the Artisan Partners staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity.

There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which the Portfolio it manages also invests. In such a case, the investment team could harm the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the Portfolio, are generally made by the relevant investment team independently of investment decisions for another strategy such that investment opportunities likely will be allocated differently among client accounts across such applicable investment strategies. Each investment strategy managed by an investment team typically has different guidelines and characteristics, such as market capitalization requirements, liquidity limits, regulatory restrictions and risk tolerances. An investment strategy with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same investment team in a similar strategy.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, the trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ allocation policy. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan Partners’ allocation policy may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Fees. Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners, will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had 15 accounts with performance-based fees as of December 31, 2020. One of those separate accounts is managed in the non-U.S. growth strategy and one is managed in the global equity strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Portfolio’s investment opportunities may also arise when the Portfolio and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Portfolio. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Portfolio and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolio.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential

Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Portfolio.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Portfolio or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Portfolio, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish an information barrier between the Credit Team and its other investment teams to minimize the likelihood that Confidential Information received by the Credit Team will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to prevent access to Confidential Information, and therefore to limit the restrictions on others at Artisan Partners.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients.

Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Portfolio, whether Artisan Partners or its affiliates received client referrals from the broker-dealer.

Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from conflict with or is adverse to advice given or taken for the Portfolio. These activities may adversely affect the prices and availability or other investments held by, or potentially considered for, the Portfolio.

Proxy voting. Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Portfolios. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc., a registered investment company to which Artisan Partners acts as investment adviser, or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of Artisan Partners or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to avoid or minimize conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients.

Compensation

An Artisan Partners’ portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies, including the Portfolios in their respective strategies. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by certain portfolio managers of the Portfolios using strategies not offered in any Portfolio. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Portfolios managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy.

Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Brighthouse/Dimensional International Small Company Portfolio

In accordance with the team approach used to manage the Brighthouse/Dimensional International Small Company Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolio based on the parameters established by the Investment Committee. Jed S. Fogdall, Arun Keswani, Mary Phillips and Bhanu Singh coordinate the efforts of all other portfolio managers and traders with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jed S. Fogdall	Registered Investment Companies	112	$409,312,416,565	0	N/A
	Other Pooled Investment Vehicles	25	$19,637,219,621	1	$185,628,725
	Other Accounts	78	$31,431,573,820	5	$4,438,841,249

Arun Keswani	Registered Investment Companies	18	$61,870,061,413	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	10	$5,443,279,113	3	$3,504,425,500

Mary Phillips	Registered Investment Companies	58	$132,687,767,261	0	N/A
	Other Pooled Investment Vehicles	4	$2,502,618,856	0	N/A
	Other Accounts	0	N/A	0	N/A

Bhanu Singh	Registered Investment Companies	46	$183,104,775,090	0	N/A
	Other Pooled Investment Vehicles	1	$61,117,198	0	N/A
	Other Accounts	1	$673,545,888	0	N/A

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolio.

Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-annual bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategy or any particular client accounts.

Brighthouse/Eaton Vance Floating Rate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Craig P. Russ	Registered Investment Companies	9	$17,216,449,822	0	N/A
	Other Pooled Investment Vehicles	5	$5,851,996,989	0	N/A
	Other Accounts	7	$4,229,247,513	0	N/A

Andrew N. Sveen, CFA	Registered Investment Companies	11	$18,616,024,788	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Michael J. Turgel	Registered Investment Companies	2	$1,271,917,922	0	N/A
	Other Pooled Investment Vehicles	1	$215,566,383	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate Eaton Vance Management (“Eaton Vance”) based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies that govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation

Compensation of Eaton Vance’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, and/or restricted shares of EVC’s nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance’s employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation — Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed portfolios and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Portfolio performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a portfolio’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a portfolio and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For portfolios that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other portfolios, performance is evaluated on a pre-tax basis. For a portfolio with an investment objective other than total return (such as current income), consideration will also be given to the portfolio’s success in achieving its objective. For managers responsible for multiple portfolios and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed portfolios and accounts. Portfolios and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Brighthouse/Franklin Low Duration Total Return Portfolio and Brighthouse/Templeton International Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kent Burns, CFA, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	3	$2,802,900,000	0	N/A
	Other Pooled Investment Vehicles	1	$355,400,000	0	N/A
	Other Accounts	0	N/A	1	$2,422,400,000
Tina Chou, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	9	$9,194,800,000	0	N/A
	Other Pooled Investment Vehicles	8	$1,511,300,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Sonal Desai, Ph.D., Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	11	$13,748,500,000	0	N/A
	Other Pooled Investment Vehicles	12	$3,569,200,000	0	N/A
	Other Accounts	1	$362,700,000	0	N/A

David Yuen, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	16	$14,270,600,000	0	N/A
	Other Pooled Investment Vehicles	11	$2,380,900,000	0	N/A
	Other Accounts	4	$1,630,100,000	1	$2,422,400,000

Michael Hasenstab, Ph. D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	16	$22,821,200,000	0	N/A
	Other Pooled Investment Vehicles	41	$28,937,500,000	3	$6,218,800,000
	Other Accounts	13	$1,239,600,000	3	$3,710,300,000

Christine Yuhui Zhu, Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	7	$1,091,400,000	0	N/A
	Other Pooled Investment Vehicles	13	$3,394,900,000	3	$6,218,800,000
	Other Accounts	9	$815,700,000	1	$2,077,600,000

Calvin Ho, Ph.D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	9	$21,159,500,000	0	N/A
	Other Pooled Investment Vehicles	18	$23,824,100,000	0	N/A
	Other Accounts	1	$20,800	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Portfolios, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolios. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Portfolios have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources’s stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio’s shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Portfolios, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio and Brighthouse/Wellington Large Cap Research Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mary L. Pryshlak, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	10	$6,055,997,253	2	$996,880,979
	Other Pooled Investment Vehicles	57	$22,372,904,227	10	$7,087,832,886
	Other Accounts	90	$39,232,145,052	14	$7,053,713,378

Campe Goodman, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	16	$10,848,808,725	0	N/A
	Other Pooled Investment Vehicles	19	$6,572,100,089	0	N/A
	Other Accounts	43	$16,274,724,849	1	$210,590,026

Robert D. Burn, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	16	$10,814,146,877	0	N/A
	Other Pooled Investment Vehicles	19	$5,579,972,549	0	N/A
	Other Accounts	43	$16,082,429,939	1	$210,590,026

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Donald J. Kilbride, Brighthouse/Wellington Core Equity Opportunities Portfolio	Registered Investment Companies	11	$56,157,206,413	1	$47,410,641,938
	Other Pooled Investment Vehicles	11	$563,027,057	2	$19,691,380
	Other Accounts	31	$3,965,802,366	4	$1,439,402,918

Peter C. Fisher, Brighthouse/Wellington Core Equity Opportunities Portfolio	Registered Investment Company	5	$452,051,100	0	N/A
	Other Pooled Investment Vehicles	4	$502,319,539	0	N/A
	Other Accounts	3	$443,779,412	0	N/A

Joseph F. Marvan, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	19	$39,745,482,713	0	N/A
	Other Pooled Investment Vehicles	26	$7,917,055,398	0	N/A
	Other Accounts	71	$35,219,545,074	1	$210,590,026

Jonathan G. White, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	10	$6,055,997,253	2	$996,880,979
	Other Pooled Investment Vehicles	57	$22,372,904,227	10	$7,087,832,886
	Other Accounts	92	$39,344,601,280	14	$7,053,713,378

Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Burn, Mr. Goodman, Mr. Marvan, Ms. Pryshlak, Mr. Kilbride, and Mr. White also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of each Portfolio. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each of the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment, with the exception of Mary L. Pryshlak and Jonathan White, based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak and Messrs. Goodman, Kilbride, and Marvan are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Brighthouse/Wellington Balanced Portfolio (Burn, Goodman, Marvan)	Bloomberg Barclays U.S. Aggregate Bond Index
Brighthouse/Wellington Core Equity Opportunities Portfolio	Russell 1000® Index

Brighthouse Balanced Plus Portfolio (Overlay Portion), PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Yang Lu, CFA, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	6	$3,605,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Graham A. Rennison, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	21	$10,081,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$63,000,000	0	N/A
	Other Accounts	2	$719,000,000	0	N/A

David L. Braun, CFA, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	6	$17,123,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$1,720,000,000	0	N/A
	Other Accounts	95	$169,115,000,000	2	$1,177,000,000

Scott A. Mather, PIMCO Total Return Portfolio	Registered Investment Companies	21	$109,379,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$13,666,000,000	0	N/A
	Other Accounts	91	$45,813,000,000	7	$5,411,000,000

Mark R, Kiesel, PIMCO Total Return Portfolio	Registered Investment Companies	23	$155,977,000,000	0	N/A
	Other Pooled Investment Vehicles	41	$63,617,000,000	1	$176,000,000
	Other Accounts	101	$81,325,000,000	4	$1,843,000,000

Stephen Rodosky, PIMCO Inflation Protected Bond Portfolio	Registered Investment Companies	24	$34,963,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$766,000,000	0	N/A
	Other Accounts	22	$8,950,000,000	5	$2,155,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mohit Mittal, PIMCO Total Return Portfolio	Registered Investment Companies	29	$126,474,000,000	0	N/A
	Other Pooled Investment Vehicles	22	$38,439,000,000	2	$2,457,000,000
	Other Accounts	146	$100,651,000,000	7	$2,242,000,000

Daniel He, PIMCO Inflation Protected Bond Portfolio	Registered Investment Companies	17	$21,939,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$261,000,000	0	N/A
	Other Accounts	7	$1,834,000,000	1	$185,000,000

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Compensation

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components:. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus — Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation — The Long Term Incentive Plan (“LTIP”) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Brighthouse Small Cap Value Portfolio

Delaware Investments Fund Advisers:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher S. Beck, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	6	$531,000,000	0	N/A

Steven G. Catricks, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Kelley McKee Carabasi, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Kent P. Madden, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Michael Foley, CFA	Registered Investment Companies	8	$9,000,000,000	0	N/A
	Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	4	$370,700,000	0	N/A

Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Portfolio and the investment actions for each such other fund or account and the Portfolio may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Portfolio. Additionally, the management of multiple other funds or accounts and the Portfolio may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Portfolio. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation

Each portfolio manager’s compensation consists of the following:

Base Salary — each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. The three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — a portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of the investment (depending on the level of employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Wells Capital Management Incorporated:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Material Conflicts of Interest

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Compensation

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark(s) against which the performance of the Portfolio’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Clarion Global Real Estate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
T. Ritson Ferguson	Registered Investment Companies	5	$3,304,670,650	0	N/A
	Other Pooled Investment Vehicles	8	$742,454,335	2	$212,473,056
	Other Accounts	21	$1,995,021,236	2	$711,526,392

Joseph P. Smith	Registered Investment Companies	5	$3,304,670,650	0	N/A
	Other Pooled Investment Vehicles	9	$1,086,180,390	2	$212,473,056
	Other Accounts	21	$1,995,021,236	2	$711,526,392

Christopher S. Reich	Registered Investment Companies	4	$2,069,006,401	0	N/A
	Other Pooled Investment Vehicles	8	$899,873,256	1	$197,962,667
	Other Accounts	21	$1,995,021,236	2	$711,526,392

Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Portfolio, nor is compensation based on the level of Portfolio assets.

Compensation for each portfolio manager is structured as follows:

Base Salary — Each portfolio manager receives a base salary. Base salaries have been established at a competitive market level and are set forth in the portfolio manager’s employment agreement. Base salaries are reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus — Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation — CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation — Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

Frontier Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher J. Scarpa	Registered Investment Companies	2	$4,791,100,154	1	$2,316,252,459
	Other Pooled Investment Vehicles	1	$213,361,823	0	N/A
	Other Accounts	17	$1,013,796,987	1	$529,549,525

Ravi Dabas	Registered Investment Companies	2	$4,791,100,154	1	$2,316,252,459
	Other Pooled Investment Vehicles	1	$213,361,823	0	N/A
	Other Accounts	17	$1,013,796,987	1	$529,549,525

Material Conflicts of Interest

In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

Harris Oakmark International Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David G. Herro, CFA	Registered Investment Companies	13	$33,600,000,000	0	N/A
	Other Pooled Investment Vehicles	32	$16,500,000,000	3	$976,900,000
	Other Accounts	36	$11,500,000,000	0	N/A

Michael L. Manelli, CFA	Registered Investment Companies	10	$30,500,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$10,300,000,000	3	$976,900,000
	Other Accounts	21	$5,000,000,000	0	N/A

Material Conflicts of Interest

Conflicts may arise when Harris Associates L.P. (“Harris”) manages the Portfolio and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris, the adviser to the Portfolio, makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

Compensation

David G. Herro and Michael L. Manelli are the portfolio managers of the Portfolio. Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the portfolios or the amount of assets under management. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000® Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Bloomberg Barclays Bond Index), MSCI World Index, MCSI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages portfolios in the particular strategy to which these benchmarks would be applicable. Performance is measured over short- and long-term periods, including one year, three years, five years, ten years, since a portfolio’s inception or since a portfolio manager has been managing the portfolio, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Global Equity Portfolio and Invesco Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mark Ahnrud, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	12	$6,617,900,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Chris Devine, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	13	$7,384,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Scott Hixon, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	13	$7,384,000,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Christian Ulrich, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	12	$6,617,900,000	0	N/A
	Other Pooled Investment Vehicles	16	$2,294,500,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Scott Wolle, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	13	$7,384,000,000	0	N/A
	Other Pooled Investment Vehicles	22	$5,544,400,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Juan Hartsfield, Invesco Small Cap Growth Portfolio	Registered Investment Companies	6	$8,462,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$4,288,600,000	0	N/A
	Other Accounts	1	$400,300,000	0	N/A

Clay Manley, Invesco Small Cap Growth Portfolio	Registered Investment Companies	4	$7,226,300,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	1	$400,300,000	0	N/A

Justin Sander Invesco Small Cap Growth Portfolio	Registered Investment Companies	2	$4,567,500,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed					Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Kevin Holt, Invesco Comstock Portfolio	Registered Investment Companies	6		$11,252,100,000		0	N/A
	Other Pooled Investment Vehicles	2		$453,200,000		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

Devin Armstrong, Invesco Comstock Portfolio	Registered Investment Companies	5		$11,044,500,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

Charles DyReyes, Invesco Comstock Portfolio	Registered Investment Companies	5		$11,044,500,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

James Warwick, Invesco Comstock Portfolio	Registered Investment Companies	5		$11,044,500,000		0	N/A
	Other Pooled Investment Vehicles	0		N/A		0	N/A
	Other Accounts	4,916	[1]	$854,200,000	[1]	0	N/A

John Delano, CFA, Invesco Global Equity Portfolio	Registered Investment Companies	8		$21,126,700,000		0	N/A
	Other Pooled Investment Vehicles	2		$296,800,000		0	N/A
	Other Accounts	2	[1]	$185,100,000	[1]	0	N/A

[1]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Funds accounts managed has a performance fee.

Invesco and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Advisor	Performance time period(i)
Invesco(ii)(iii)	One-, Three- and Five-year performance against Fund peer group.

(i)	Rolling time periods based on calendar year end.
(ii)	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
(iii)

Portfolio Managers for Invesco Comstock Portfolio’s compensation is based on the one-, three- and five-year performance against the fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund(s) to the Portfolio in this footnote (iii), they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as annual stock deferral award or an annual fund deferral award. Annual fund deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs available generally to all employees.

Jennison Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category(1)	Total Assets in Accounts in Category(1)	Number of Accounts in Category	Total Assets in Accounts in Category
Kathleen A. McCarragher,	Registered Investment Companies	19	$67,927,451,000	1	$12,034,547,000
	Other Pooled Investment Vehicles	8	$6,213,840,000	0	N/A
	Other Accounts	6	$1,112,986,000	0	N/A

Spiros Segalas,	Registered Investment Companies	12	$61,644,762,000	0	N/A
	Other Pooled Investment Vehicles	3	$1,475,480,000	0	N/A
	Other Accounts	2	$954,025,000	0	N/A

Michael A. Del Balso,	Registered Investment Companies	6	$16,292,110,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,425,818,000	0	N/A
	Other Accounts(2)	2	$500,181,000	0	N/A

Blair A. Boyer	Registered Investment Companies	14	$65,823,159,000	1	$12,034,547,000
	Other Pooled Investment Vehicles	7	$5,376,359,000	0	N/A
	Other Accounts	29	$9,781,557,000	0	N/A

Natasha Kuhlkin	Registered Investment Companies	16	$64,189,408,000	0	N/A
	Other Pooled Investment Vehicles	11	$6,591,695,000	0	N/A
	Other Accounts(2)	21	$2,798,449,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category(1)	Total Assets in Accounts in Category(1)	Number of Accounts in Category	Total Assets in Accounts in Category
Rebecca Irwin	Registered Investment Companies	15	$22,442,830,000	0	N/A
	Other Pooled Investment Vehicles	6	$4,100,072,000	0	N/A
	Other Accounts	11	$1,904,387,000	0	N/A

(1)	Excludes performance fee accounts.
(2)	“Other accounts” excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Material Conflicts of Interest

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

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Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•

Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•

Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•

Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•

Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•

One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•

The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Qualitative factors such as teamwork and responsiveness;

•

Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio and JPMorgan Small Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jeffrey A. Geller, CFA, JPMorgan Global Active Allocation	Registered Investment Companies	32	$82,800,657,000	0	N/A
	Other Pooled Investment Vehicles	44	$59,073,363,000	0	N/A
	Other Accounts	9	$17,074,731,000	0	N/A

Michael Feser, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	13	$27,699,542,000	0	N/A
	Other Pooled Investment Vehicles	4	$1,379,750,000	0	N/A
	Other Accounts	1	$316,146,000	0	N/A

Jonathan Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	5	$41,424,000	0	N/A
	Other Pooled Investment Vehicles	24	$15,506,289,000	0	N/A
	Other Accounts	11	$6,024,546,000	4	$3,162,100,000

Grace Koo, Ph.D., JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	8	$20,039,438,000	0	N/A
	Other Pooled Investment Vehicles	2	$294,306,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Matthew Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	7	$15,799,345,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	9	$10,722,279,000	0	N/A

Richard D. Figuly, JPMorgan Core Bond Portfolio	Registered Investment Companies	27	$72,208,510,000	0	N/A
	Other Pooled Investment Vehicles	11	$17,930,428,000	0	N/A
	Other Accounts	15	$5,667,361,000	1	$1,097,991,000

	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Justin Rucker, JPMorgan Core Bond Portfolio	Registered Investment Companies	16	$51,098,632,000	0	N/A
	Other Pooled Investment Vehicles	6	$15,029,561,000	0	N/A
	Other Accounts	29	$8,628,723,000	1	$1,097,991,000

Steven Lear, CFA, JPMorgan Core Bond Portfolio	Registered Investment Companies	8	$60,756,276,000	0	N/A
	Other Pooled Investment Vehicles	5	$14,944,124,000	0	N/A
	Other Accounts	9	$2,220,418,000	0	N/A

Phillip Hart, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	14	$5,562,174,000	0	N/A
	Other Pooled Investment Vehicles	2	$512,526,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Wonseok Choi, PhD, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	18	$7,274,303,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Jonathan L. Tse, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	18	$7,274,303,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Akash Gupta, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	14	$5,562,174,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

Lindsey Houghton, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	14	$5,562,174,000	0	N/A
	Other Pooled Investment Vehicles	1	$132,885,000	0	N/A
	Other Accounts	4	$871,344,000	0	N/A

*	The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Material Conflict of Interest

The chart above shows the number, type and market value as of a specified date of the accounts other than the Portfolios that are managed by the Portfolios’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the

Portfolios (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Subadviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.

Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

The Subadviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to a Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Subadviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Subadviser or its affiliates could be viewed as having a conflict of interest to the extent that the Subadviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Subadviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Subadviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Subadviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Subadviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Subadviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Subadviser or its affiliates manage accounts that engage in short sales of securities of the type in which a Portfolio invests, the Subadviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Subadviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Subadviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of the Subadviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Subadviser and its affiliates have policies and procedures that seek to manage conflicts. The Subadviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Subadviser’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Subadviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Subadviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Subadviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Subadviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Subadviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“Mandatory Investment Plan”). The Mandatory Investment Plan provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for Mandatory Investment Plan with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.

Loomis Sayles Global Allocation Portfolio, Loomis Sayles Growth Portfolio, Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Matthew J. Eagan, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	18	$30,245,520,838	0	N/A
	Other Pooled Investment Vehicles	30	$12,203,835,455	0	N/A
	Other Accounts	126	$22,719,361,478	5	$657,811,630

Eileen N. Riley, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	1	$3,059,133,209	0	N/A
	Other Pooled Investment Vehicles	8	$4,862,722,102	0	N/A
	Other Accounts	22	$9,100,000	0	N/A

Lee M. Rosenbaum, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	1	$3,059,133,209	0	N/A
	Other Pooled Investment Vehicles	8	$4,862,722,102	0	N/A
	Other Accounts	14	$11,168,206	0	N/A

David Rolley, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	3	$2,398,103,841	0	N/A
	Other Pooled Investment Vehicles	32	$11,957,900,963	0	N/A
	Other Accounts	55	$25,779,843,506	6	$10,737,194,006

Aziz V. Hamzaogullari, CFA, Loomis Sayles Growth Portfolio	Registered Investment Companies	32	$30,468,770,850	0	N/A
	Other Pooled Investment Vehicles	19	$12,348,989,877	2	$666,546,555
	Other Accounts	146	$31,628,652,502	1	$318,032,036

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John J. Slavik, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$3,247,393,408	0	N/A
	Other Pooled Investment Vehicles	3	$1,516,878,445	0	N/A
	Other Accounts	38	$1,785,532,021	0	N/A

Mark F. Burns, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$3,247,393,408	0	N/A
	Other Pooled Investment Vehicles	3	$1,516,878,445	0	N/A
	Other Accounts	33	$1,787,399,231	0	N/A

Joseph R. Gatz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	3	$848,934,016	0	N/A
	Other Pooled Investment Vehicles	2	$572,882,951	0	N/A
	Other Accounts	46	$1,091,187,632	0	N/A

Jeffrey Schwartz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	3	$848,934,016	0	N/A
	Other Pooled Investment Vehicles	2	$572,882,951	0	N/A
	Other Accounts	53	$1,075,584,065	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolios and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolios, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003.

Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

Equity Manager. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods, or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for Loomis Sayles Global Allocation Portfolio are the Russell 1000® Value Index and the Russell 1000® Growth Index. The benchmarks used for the investment styles utilized for Loomis Sayles Small Cap Core Portfolio is the Russell 2000® Value Index (for the small cap value portion of the Portfolio) and the Russell 2000® Growth Index (for the small cap growth portion of the Portfolio). The benchmark used for the investment style utilized for Loomis Sayles Small Cap Growth Portfolio is the Russell 2000 Growth Index.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

Fixed-Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

The external benchmark used for the fixed income investment style utilized by the Loomis Sayles Global Allocation Portfolio is the MSCI All Country Index & FTSE World Government Bond Index.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s).

The plan(s) was/were initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Aziz Hamzaogullari

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

MetLife Multi-Index Targeted Risk Portfolio (Overlay Portion), MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chris Johnson, MetLife Multi-Index Targeted Risk Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Stacey Lituchy, MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	28	$16,929,000,000	0	N/A
	Other Accounts	4	$814,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Norman Hu, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	13	$7,240,000,000	0	N/A
	Other Accounts	2	$465,000,000	0	N/A

Mirsad Usejnoski, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	13	$7,240,000,000	0	N/A
	Other Accounts	2	$465,000,000	0	N/A

Jason Chapin, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$9,689,000,000	0	N/A
	Other Accounts	2	$349,000,000	0	N/A

Brian Leonard, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$9,689,000,000	0	N/A
	Other Accounts	2	$349,000,000	0	N/A

Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. MIM and certain of its affiliates have adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. MIM and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Portfolios and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of a Portfolio’s investments could be adversely affected by the manner in which MIM enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

MIM has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MIM’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MIM will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MIM permits a fair and equitable allocation over time.

MIM manages the Portfolios and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MIM may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MIM may give to a Portfolio, or may involve a different timing or nature of action than with respect to a Portfolio. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of a Portfolio may differ significantly from the results achieved by MIM for other client accounts.

Compensation

MetLife Investment Management, LLC is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:

(i) Base salary: Base salaries are generally reviewed annually and are based on market competiveness. (ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional’s short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

MFS® Research International Portfolio, MFS® Total Return Portfolio, and MFS® Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Victoria Higley, MFS® Research International Portfolio	Registered Investment Companies	4	$16,500,748,994	0	N/A
	Other Pooled Investment Vehicles	2	$168,620,132	0	N/A
	Other Accounts	1	$155,585,932	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Camille Humphries Lee, MFS® Research International Portfolio	Registered Investment Companies	5	$48,407,032,553	0	N/A
	Other Pooled Investment Vehicles	2	$168,620,132	0	N/A
	Other Accounts	1	$155,585,932	0	N/A

Joshua Marston, MFS® Total Return Portfolio	Registered Investment Companies	9	$24,104,357,476	0	N/A
	Other Pooled Investment Vehicles	11	$3,496,837,649	0	N/A
	Other Accounts	25	$1,836,360,920	0	N/A

Steven Gorham, MFS® Total Return Portfolio	Registered Investment Companies	17	$88,400,991,385	0	N/A
	Other Pooled Investment Vehicles	9	$6,770,535,734	0	N/A
	Other Accounts	35	$20,246,145,003	0	N/A

Johnathan Munko, MFS® Total Return Portfolio	Registered Investment Companies	3	$11,155,618,257	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Katherine Cannan, MFS® Value Portfolio	Registered Investment Companies	11	$66,659,400,903	0	N/A
	Other Pooled Investment Vehicles	3	$3,773,087,037	0	N/A
	Other Accounts	17	$9,139,591,237	0	N/A

Nevin Chitkara, MFS® Value Portfolio	Registered Investment Companies	16	$72,862,033,832	0	N/A
	Other Pooled Investment Vehicles	9	$6,770,535,734	0	N/A
	Other Accounts	35	$20,246,145,003	0	N/A

Robert Persons,[1] MFS® Total Return Portfolio	Registered Investment Companies	17	$34,777,603,138	0	N/A
	Other Pooled Investment Vehicles	11	$5,113,335,498	0	N/A
	Other Accounts	9	$1,509,102,487	0	N/A

Henry Peabody MFS® Total Return Portfolio	Registered Investment Companies	10	$21,674,987,152	0	N/A
	Other Pooled Investment Vehicles	7	$3,793,478,102	0	N/A
	Other Accounts	6	$1,279,707,427	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Alexander Mackey MFS® Total Return Portfolio	Registered Investment Companies	15	$34,792,684,937	0	N/A
	Other Pooled Investment Vehicles	4	$3,049,180,935	0	N/A
	Other Accounts	5	$438,807,796	0	N/A

[1]	It is expected that Mr. Persons will no longer serve as portfolio manager of the MFS® Total Return Portfolio effective on or about June 30, 2021.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolios and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for a Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolios or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolios may outperform investments selected for the Portfolios.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Mses. Higley and Humphries Lee, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

With respect to Ms. Cannan and Messrs. Taylor, Marston, Gorham, Munko, Peabody, Mackey, Sage, Chitkara, and Persons, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

Portfolio Manager	Portfolio(s)	Benchmark(s)
Joshua Marston	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Steven Gorham	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index
Russell 1000® Value Index

Portfolio Manager	Portfolio(s)	Benchmark(s)

Nevin Chitkara	MFS® Value Portfolio	Russell 1000® Value Index

Robert Persons[1]	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Katherine Cannan	MFS® Value Portfolio	Russell 1000® Value Index

Johnathan Munko	MFS® Total Return Portfolio	Russell 1000® Value Index

Standard & Poor’s 500 Stock Index

Henry Peabody	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

Alexander Mackey	MFS® Total Return Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index

[1]	It is expected that Mr. Persons will no longer serve as portfolio manager of the MFS® Total Return Portfolio effective on or about June 30, 2021.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from Portfolios’ and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Morgan Stanley Discovery Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dennis Lynch	Registered Investment Companies	22	$44,440,420,717	0	N/A
	Other Pooled Investment Vehicles	22	$29,225,801,384	0	N/A
	Other Accounts	17	$9,511,485,387	2	$671,771,415

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Sam Chainani	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Jason Yeung	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Armistead Nash	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

David Cohen	Registered Investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Alexander Norton	Registered investment Companies	21	$44,415,969,720	0	N/A
	Other Pooled Investment Vehicles	21	$29,215,976,663	0	N/A
	Other Accounts	16	$9,385,810,384	2	$671,771,415

Material Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of Morgan Stanley Investment Management Inc. (“MSIM”), engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. MSIM may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, MSIM may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, MSIM may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a Fund, and MSIM may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.

MSIM may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by MSIM. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds (e.g., MSIM may refrain from making investments for the Funds that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with MSIM.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” MSIM faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that MSIM may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within MSIM, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply to the businesses within MSIM. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including each Fund, is assigned a portfolio manager by MSIM. The portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. MSIM and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing, and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting, or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankrupcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Section 10(f) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to MSIM’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or a Fund’s best interests.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. A Fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on a Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which a Funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. MSIM and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, MSIM may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be MSIM (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund’s investment (which will reduce the net return realized by a Fund).

Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Compensation

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Sub-Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Neuberger Berman Genesis Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Judith M. Vale	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

Robert W. D’Alelio	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brett S. Reiner	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

Gregory G. Spiegel	Registered Investment Companies	1	$11,838,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$590,000,000	0	N/A
	Other Accounts	264	$3,922,000,000	2	$1,090,000,000

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (“Neuberger Berman”) may seek access to material non-public information. For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. Neuberger Berman maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non-public information, Neuberger Berman will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since Neuberger Berman may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that Neuberger Berman, including a fund, may purchase or potentially limiting the ability of Neuberger Berman, including a fund, to sell such securities. Similarly, where Neuberger Berman declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

•

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Proxy Voting

NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

The Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass Lewis to vote proxies in accordance with NBIA voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NBIA proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

PanAgora Global Diversified Risk Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward Qian, Ph.D., CFA	Registered Investment Companies	3	$1,414,228,408	0	N/A
	Other Pooled Investment Vehicles	106	$12,655,339,490	4	$177,589,300
	Other Accounts	24	$3,563,153,254	0	N/A

Bryan Belton, CFA	Registered Investment Companies	3	$1,414,228,408	0	N/A
	Other Pooled Investment Vehicles	106	$12,655,339,490	4	$177,589,300
	Other Accounts	24	$3,538,821,914	0	N/A

Jon Beaulieu, CFA	Registered Investment Companies	2	$1,404,936,157	0	N/A
	Other Pooled Investment Vehicles	100	$12,153,461,276	2	$14,778,857
	Other Accounts	2	$1,008,153,293	0	N/A

Material Conflicts of Interest.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Compensation

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts. Long-term investment performance is typically assessed based on performance over multiple time periods against competitors or, for certain strategies, against other relevant investment benchmarks. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and also reflect the performance of PanAgora as a firm. Such targets are reviewed each year to adjust for changes in responsibility and market conditions.

Senior employees of the company can own up to 20% of the economic interest in PanAgora through restricted stock and options awards under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Schroders Global Multi-Asset Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Johanna Kyrklund	Registered Investment Companies	1	$615,996,528	0	N/A
	Other Pooled Investment Vehicles	13	$15,858,843,394	0	N/A
	Other Accounts	3	$1,356,354,232	3	$1,356,354,232

Michael Hodgson	Registered Investment Companies	2	$2,222,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$4,083,000,000	0	N/A
	Other Accounts	44	$33,403,000,000	0	N/A

Material Conflicts of Interest

Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio’s portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health, welfare and other benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio of Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any. Schroders also reviews “softer” factors, such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with the firm’s corporate values of excellence, integrity, teamwork, passion, and innovation. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with the firm’s corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and awards of notional cash investments in a range of Schroder Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of the employees are aligned with those of clients and shareholders.

For the purposes of determining the bonuses for the portfolio managers, the relevant external benchmarks for performance comparison is a benchmark appropriate to the product.

SSGA Emerging Markets Enhanced Index Portfolio, SSGA Growth and Income ETF Portfolio and SSGA Growth ETF Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Simon Roe, CFA, SSGA Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	6	$246,897,271	0	N/A
	Other Pooled Investment Vehicles	49	$9,291,885,104	6	$4,257,802,690
	Other Accounts	29	$17,597,858,973	3	$3,241,612,333

Robert Luiso, CFA, SSGA Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	6	$246,897,271	0	N/A
	Other Pooled Investment Vehicles	49	$9,291,885,104	6	$4,257,802,690
	Other Accounts	29	$17,597,858,973	3	$3,241,612,333

Timothy Furbush, CFA, SSGA Growth ETF Portfolio, SSGA Growth and Income ETF Portfolio	Registered Investment Companies	32	$13,251,885,778	0	N/A
	Other Pooled Investment Vehicles	179	$164,865,008,992	0	N/A
	Other Accounts	297	$135,391,295,631	4	$220,228,617

Michael Martel, SSGA Growth ETF Portfolio, SSGA Growth and Income ETF Portfolio	Registered Investment Companies	32	$13,251,885,778	0	N/A
	Other Pooled Investment Vehicles	179	$164,865,008,992	0	N/A
	Other Accounts	297	$135,391,295,631	4	$220,228,617

*

Assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to accounts of the Active Quantitative Equity Group and accounts of the Investment Solutions Group of State Street Global Advisors (“SSGA”), which is comprised of other advisory affiliates of State Street Corporation, including SSGA Funds Management, Inc. (“SSGA FM”), the Portfolios’ Sub-adviser.

Material Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

TCW Core Fixed Income Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen M. Kane, CFA	Registered Investment Companies	30	$120,864,100,000	0	N/A
	Other Pooled Investment Vehicles	30	$19,903,100,000	10	$2,677,800,000
	Other Accounts	195	$47,128,400,000	7	$4,641,300,000

Laird R. Landmann	Registered Investment Companies	27	$121,113,100,000	0	N/A
	Other Pooled Investment Vehicles	20	$16,573,200,000	3	$618,000,000
	Other Accounts	182	$42,084,000,000	7	$4,641,300,000

Tad Rivelle	Registered Investment Companies	28	$127,503,500,000	0	N/A
	Other Pooled Investment Vehicles	51	$22,634,000,000	28	$3,509,200,000
	Other Accounts	212	$56,114,800,000	9	$6,589,300,000

Bryan Whalen, CFA	Registered Investment Companies	25	$119,882,300,000	0	N/A
	Other Pooled Investment Vehicles	42	$19,383,500,000	21	$1,449,500,000
	Other Accounts	202	$51,449,100,000	9	$6,589,300,000

Material Conflicts of Interest

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Compensation

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Portfolio is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Portfolio managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Portfolio.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph B. Fath, T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	12	$91,819,724,951	0	N/A
	Other Pooled Investment Vehicles	6	$27,963,288,557	0	N/A
	Other Accounts	8	$3,184,981,117	0	N/A

Sudhir Nanda, T. Rowe Price Small Cap Growth Portfolio	Registered Investment Companies	4	$11,482,890,196	0	N/A
	Other Pooled Investment Vehicles	3	$385,971,047	0	N/A
	Other Accounts	1	$159,721,004	0	N/A

Mark S. Finn, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	10	$47,532,119,981	0	N/A
	Other Pooled Investment Vehicles	15	$32,306,559,159	0	N/A
	Other Accounts	22	$6,077,504,101	0	N/A

John D. Linehan, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	17	$36,301,885,015	0	N/A
	Other Pooled Investment Vehicles	18	$15,768,951,826	0	N/A
	Other Accounts	26	$6,442,191,904	0	N/A

Heather K. McPherson, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	5	$9,674,166,734	0	N/A
	Other Pooled Investment Vehicles	9	$2,473,462,128	0	N/A
	Other Accounts	18	$4,619,266,722	0	N/A

Brian W.H. Berghuis, T. Rowe Price Mid Cap Growth Portfolio	Registered Investment Companies	9	$65,513,315,134	0	N/A
	Other Pooled Investment Vehicles	2	$5,808,932,330	0	N/A
	Other Accounts	6	$2,392,335,636	0	N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

VanEck Global Natural Resources Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charles Cameron	Registered Investment Companies	2	$889,270,000	0	N/A
	Other Pooled Investment Vehicles	1	$22,990,000	0	N/A
	Other Accounts	1	$6,480,000	0	N/A

Shawn Reynolds	Registered Investment Companies	2	$889,270,000	0	N/A
	Other Pooled Investment Vehicles	1	$22,990,000	0	N/A
	Other Accounts	1	$6,480,000	0	N/A

Material Conflicts of Interest

VanEck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts (together, “Other Accounts”). Such Other Accounts may have investment objectives or may implement investment strategies similar to those of the Portfolio. When VanEck implements investment strategies for Other Accounts that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of Other Accounts and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if VanEck served as subadviser to only the Portfolio. When Other Accounts are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. The compensation that VanEck receives from Other Accounts may be higher than the compensation received by VanEck for sub-advising the Portfolio. VanEck does not believe that its activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across the Portfolio and its Other Accounts.

Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, VanEck and affiliates manage accounts with incentive fees.

The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Portfolio. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. The compensation that the Portfolio’s portfolio managers receive for managing Other Client accounts may be higher than the compensation the portfolio manager receives for managing the Portfolio. The portfolio managers do not believe that their activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across funds and its Other Clients.

Victory Sycamore Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gary H. Miller	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Jeffrey M. Graff	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Gregory M. Conners	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

James M. Albers	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Michael F. Rodarte	Registered Investment Companies	5	$20,890,050,000	0	N/A
	Other Pooled Investment Vehicles	4	$709,570,000	0	N/A
	Other Accounts	22	$1,865,910,000	0	N/A

Material Conflicts of Interest

Victory’s portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) his or her attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. Victory has adopted numerous compliance policies and procedures, including a Code of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory’s investment teams and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory’s compliance program will achieve its intended result.

Compensation

Victory has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of Victory’s investment franchises, including Sycamore Capital, may earn incentive compensation based on a percentage of Victory’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory’s portfolio managers may participate in the equity ownership plan of Victory’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Wells Capital Management Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	6	$15,250,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$505,950,000	1	$44,100,000
	Other Accounts	15	$1,100,000,000	0	N/A

Material Conflicts of Interest

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Compensation

WellsCap. The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark(s) against which the performance of the Portfolio’s portfolio may be compared for these purposes generally are indicated in “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
S. Kenneth Leech,	Registered Investment Companies	96	$165,367,887,534	0	N/A
Government Income Portfolio, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Other Pooled Investment Vehicles	221	$81,640,255,057	10	$1,459,549,597
	Other Accounts	638	$231,530,376,634	25	$15,905,100,667

Mark Lindbloom,	Registered Investment Companies	24	$79,355,257,359	0	N/A

Government Income Portfolio, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Other Pooled Investment Vehicles	19	$17,132,914,905	0	N/A
	Other Accounts	187	$64,095,559,112	7	$5,226,266,946

Frederick Marki,	Registered Investment Companies	20	$75,919,150,004	0	N/A
Government Income Portfolio, U.S. Government Portfolio	Other Pooled Investment Vehicles	20	$17,186,186,258	0	N/A
	Other Accounts	189	$67,723,390,940	8	$6,811,606,928

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Buchanan,	Registered Investment Companies	33	$16,841,764,283	0	N/A
Strategic Bond Opportunities Portfolio	Other Pooled Investment Vehicles	64	$22,784,153,891	5	$786,143,780
	Other Accounts	162	$77,621,965,700	10	$7,277,222,280

Annabel Rudebeck,	Registered Investment Companies	6	$2,127,122,612	0	N/A
Strategic Bond Opportunities Portfolio	Other Pooled Investment Vehicles	19	$4,805,321,304	1	$107,508,639
	Other Accounts	21	$8,071,412,803	2	$1,383,953,907

Note: Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.